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                                                                   Exhibit 10.38

               INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT



                                    BETWEEN



                          GTE NORTHWEST INCORPORATED



                                      AND



                           ELECTRIC LIGHTWAVE, INC.

                               TABLE OF CONTENTS

ARTICLE I
SCOPE AND INTENT OF AGREEMENT......................................................    I-1

ARTICLE II
DEFINITIONS........................................................................   II-1
1.   General Definitions...........................................................   II-1
      1.1  "Access Service Request"................................................   II-1
      1.2  "Act"...................................................................   II-1
      1.3  "Affiliate".............................................................   II-1
      1.4  "AMA"...................................................................   II-1
      1.5  "Applicable Law"........................................................   II-1
      1.6  "Automatic Location Identification/Data Management System" ("ALI/DMS")..   II-1
      1.7  "Automatic Number Identification" ("ANI")...............................   II-1
      1.8  "Bill-and-Keep Arrangement".............................................   II-2
      1.9  "Bona Fide Request" ("BFR").............................................   II-2
     1.10  "Business Day"..........................................................   II-2
     1.11  "Central Office Switch".................................................   II-2
     1.12  "Centralized Message Distribution System" ("CMDS")......................   II-2
     1.13  "CLLI codes"............................................................   II-2
     1.14  "Commercial Mobile Radio Services" ("CMRS").............................   II-2
     1.15  "Commission"............................................................   II-2
     1.16  "Common Channel Signaling" ("CCS")......................................   II-2
     1.17  "Competitive Local Exchange Carrier" ("CLEC")...........................   II-2
     1.18  "Conduit"...............................................................   II-2
     1.19  "Currently Available"...................................................   II-3
     1.20  "Customer"..............................................................   II-3
     1.21  "Customer Usage Data"...................................................   II-3
     1.22  "Dedicated Transport"...................................................   II-3
     1.23  "DS-1"..................................................................   II-3
     1.24  "DS-3"..................................................................   II-3
     1.25  "Electronic File Transfer"..............................................   II-3
     1.26  "EMR"...................................................................   II-3
     1.27  "Enhanced 911 Service" ("E-911 Service")................................   II-3
     1.28  "Exchange Service"......................................................   II-3
     1.29  "Expanded Interconnection Service" ("EIS")..............................   II-4
     1.30  "Facility"..............................................................   II-4
     1.31  "FCC"...................................................................   II-4
     1.32  "GTOC"..................................................................   II-4
     1.33  "Guide".................................................................   II-4
     1.34  "Hazardous Chemical"....................................................   II-4
     1.35  "Hazardous Waste".......................................................   II-4

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
     1.36  "Imminent Danger".......................................................   II-4
     1.37  "Incumbent Local Exchange Carrier" ("ILEC").............................   II-4
     1.38  "Interim Number Portability (INP)"......................................   II-5
     1.39  "Interconnection Facility"..............................................   II-5
     1.40  "Interconnection Point" ("IP")..........................................   II-5
     1.41  "Interexchange Carrier" ("IXC").........................................   II-5
     1.42  "ISDN User Part" ("ISUP")...............................................   II-5
     1.43  "LATA"..................................................................   II-5
     1.44  "Line Information Data Base" ("LIDB")...................................   II-5
     1.45  "Line Side".............................................................   II-5
     1.46  "Local Exchange Carrier" ("LEC")........................................   II-5
     1.47  "Local Exchange Routing Guide" ("LERG").................................   II-5
     1.48  "Local Number Portability" ("LNP")......................................   II-6
     1.49  "Local Traffic".........................................................   II-6
     1.50  "Main Distribution Frame" ("MDF").......................................   II-6
     1.51  "Meet-Point Billing" ("MPB")............................................   II-6
     1.52  "MECAB".................................................................   II-6
     1.53  "MECOD".................................................................   II-6
     1.54  "Mid-Span Fiber Meet"...................................................   II-6
     1.55  "NANP"..................................................................   II-7
     1.56  "Network Interface Device" ("NID")......................................   II-7
     1.57  "Numbering Plan Area" ("NPA")...........................................   II-7
     1.58  "NXX", "NXX Code", "Central Office Code" or "CO Code"...................   II-7
     1.59  "911 Service"...........................................................   II-7
     1.60  "Owner and Operator"....................................................   II-7
     1.61  "Pole Attachment".......................................................   II-7
     1.62  "Provider"..............................................................   II-7
     1.63  "Public Safety Answering Point" ("PSAP")................................   II-7
     1.64  "Rate Center"...........................................................   II-8
     1.65  "Right-of-Way" ("ROW")..................................................   II-8
     1.66  "Routing Point".........................................................   II-8
     1.67  "Service Control Point" ("SCP").........................................   II-8
     1.68  "Service Switching Point" ("SSP").......................................   II-8
     1.69  "Shared Transport"......................................................   II-8
     1.70  "Signaling Point" ("SP")................................................   II-9
     1.71  "Signaling System 7" ("SS7")............................................   II-9
     1.72  "Signal Transfer Point" ("STP").........................................   II-9
     1.73  "Subsidiary"............................................................   II-9
     1.74  "Synchronous Optical Network" ("SONET").................................   II-9
     1.75  "Switched Access Service"...............................................   II-9
     1.76  "Telecommunications Services"...........................................   II-9
     1.77  "Third Party Contamination".............................................   II-9
     1.78  "Trunk Side"............................................................   II-9
     1.79  "Unbundled Network Elements" ("UNEs")...................................   II-9
     1.80  "Undefined Terms".......................................................  II-10

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
     1.81  "Vertical Features" (including "CLASS Features")........................  II-10
     1.82  "Wire Center"...........................................................  II-10

ARTICLE III
GENERAL PROVISIONS.................................................................  III-1

1.   Scope of General Provisions...................................................  III-1

2.   Term and Termination..........................................................  III-1
     2.1   Term....................................................................  III-1
     2.2   Post-Termination Arrangements...........................................  III-1
     2.3   Termination Upon Default................................................  III-1
     2.4   Termination Upon Sale...................................................  III-2
     2.5   Liability upon Termination..............................................  III-2

3.   Amendments....................................................................  III-2

4.   Assignment....................................................................  III-2

5.   Authority.....................................................................  III-2

6.   Responsibility for Payment....................................................  III-2

7.   Billing and Payment...........................................................  III-3
     7.1  Dispute..................................................................  III-3
     7.2  Late Payment Charge......................................................  III-3
     7.3  Due Date.................................................................  III-3
     7.4  Audits...................................................................  III-3

8.   Binding Effect................................................................  III-3

9.   Capacity Planning and Forecasting.............................................  III-4

10.  Compliance with Laws and Regulations..........................................  III-4

11.  Confidential Information......................................................  III-4
     11.1  Identification..........................................................  III-4
     11.2  Handling................................................................  III-5
     11.3  Exceptions..............................................................  III-5
     11.4  Survival................................................................  III-5

12.  Consent.......................................................................  III-6

13.  Cooperation on Fraud Minimization.............................................  III-6

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
14.  Dispute Resolution............................................................  III-6
     14.1  Alternative to Litigation...............................................  III-6
     14.2  Negotiations............................................................  III-6
     14.3  Arbitration.............................................................  III-7
     14.4  Expedited Arbitration Procedures........................................  III-7
     14.5  Costs...................................................................  III-7
     14.6  Continuous Service......................................................  III-7

15.  Entire Agreement..............................................................  III-8

16.  Expenses......................................................................  III-8

17.  Force Majeure.................................................................  III-8

18.  Good Faith Performance........................................................  III-8

19.  Governing Law.................................................................  III-8

20.  Standard Practices............................................................  III-8

21.  Headings......................................................................  III-9

22.  Independent Contractor Relationship...........................................  III-9

23.  Law Enforcement Interface.....................................................  III-9

24.  Liability and Indemnity.......................................................  III-9
     24.1  Indemnification.........................................................  III-10
     24.2  End User and Content-Related Claims.....................................  III-10
     24.3  DISCLAIMER..............................................................  III-10
     24.4  Limitation of Liability.................................................  III-11
     24.5  Intellectual Property...................................................  III-11

25.  Multiple Counterparts.........................................................  III-11

26.  No Offer......................................................................  III-11

27.  No Third Party Beneficiaries..................................................  III-11

28.  Notices.......................................................................  III-11

29.  Protection....................................................................  III-12
     29.1  Impairment of Service...................................................  III-12
     29.2  Resolution..............................................................  III-13

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
30.  Publicity.....................................................................  III-13

31.  Regulatory Agency Control.....................................................  III-13

32.  Changes in Legal Requirements.................................................  III-13

33.  Effective Date................................................................  III-13

34.  Regulatory Matters............................................................  III-13

35.  Rule of Construction..........................................................  III-14

36.  Section References............................................................  III-14

37.  Service Standards.............................................................  III-15

38.  Severability..................................................................  III-15

39.  Subcontractors................................................................  III-15

40.  Subsequent Law................................................................  III-15

41.  Taxes.........................................................................  III-15

42.  Trademarks and Trade Names....................................................  III-16

43.  Waiver........................................................................  III-16

44.  Environmental Responsibility..................................................  III-16

45.  TBD Prices....................................................................  III-18

46.  Amendment of Certain Rates, Terms, and Conditions.............................  III-18

ARTICLE IV
GENERAL RULES GOVERNING RESOLD SERVICES AND UNBUNDLED
     ELEMENTS......................................................................    IV-1

1.   General.......................................................................    IV-1

2.   Liability of GTE..............................................................    IV-1
     2.1   Inapplicability of Tariff Liability.....................................    IV-1
     2.2   ELI Tariffs or Contracts................................................    IV-1
     2.3   No Liability for Errors.................................................    IV-1

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
3.   Unauthorized Changes..........................................................    IV-2
     3.1   Procedures..............................................................    IV-2

4.   Impact of Payment of Charges on Service.......................................    IV-2

5.   Unlawful Use of Service.......................................................    IV-3

6.   Timing of Messages............................................................    IV-3

7.   Procedures For Preordering, Ordering, Provisioning, Etc.......................    IV-3

8.   Letter of Authorization.......................................................    IV-3
     8.1   Customer Proprietary Network Information................................    IV-3
     8.2   Order Processing........................................................    IV-4

9.   Customer Contacts.............................................................    IV-4

ARTICLE V
INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC...........................     V-1

1.   Services Covered by This Article..............................................     V-1
     1.1   Types of Services.......................................................     V-1

2.   Billing and Rates.............................................................     V-1
     2.1   Rates and Charges.......................................................     V-1
     2.2   Billing.................................................................     V-1
     2.3   Billing Specifications..................................................     V-1
     2.4   Billing Disputes........................................................     V-2

3.   Transport and Termination of Traffic..........................................     V-2
     3.1   Traffic to be Exchanged.................................................     V-2
     3.2   Compensation For Exchange Of Traffic....................................     V-2
     3.3   Tandem and Transit Switching Traffic....................................     V-3
     3.4   Inter-Tandem Switching..................................................     V-3
     3.5   IntraLATA Toll Compensation Plan........................................     V-4

4.   Direct Network Interconnection................................................     V-4
     4.1   Network Interconnection Architecture....................................     V-4
     4.2   Compensation............................................................     V-5
     4.3   Trunking Requirements...................................................     V-6
     4.4   Network Redesigns Initiated by GTE......................................     V-7
     4.5   Calling Scopes for Tandem and End Office Interconnection................     V-8
     4.6   Trunk Forecasting.......................................................     V-8
     4.7   Trunk Facility Underutilization.........................................     V-9

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
5.   Indirect Network Interconnection..............................................     V-9

6.   Number Resources..............................................................     V-9
     6.1   Number Assignment.......................................................     V-9
     6.2   Rate Centers............................................................     V-9
     6.3   Routing Points..........................................................    V-10
     6.4   Code and Numbers Administration.........................................    V-10
     6.5   Programming Switches....................................................    V-10

7.   Number Portability............................................................    V-10
     7.1   General.................................................................    V-10
     7.2   Interim Number Portability..............................................    V-10
     7.3   Remote Call Forwarding..................................................    V-11

8.  Meet-Point Billing for Switched Access Service.................................    V-11
     8.1   Meet-Point Arrangements.................................................    V-11
     8.2   Access Compensation.....................................................    V-12

9.   Common Channel Signaling......................................................    V-12
     9.1   Service Description.....................................................    V-12
     9.2   Signaling Parameters....................................................    V-13
     9.3   Privacy Indicators......................................................    V-13
     9.4   Connection Through STP..................................................    V-13
     9.5   Multi-Frequency Signaling...............................................    V-13

10.  Service Quality and Performance...............................................    V-13

11.  Network Outages...............................................................    V-13

ARTICLE VI RESALE OF SERVICES......................................................    VI-1

1.   General.......................................................................    VI-1

2.   Terms and Conditions..........................................................    VI-1
     2.1   Quality and Performance.................................................    VI-1
     2.2   Restrictions on Resale..................................................    VI-1
     2.3   Restrictions on Discount of Retail Services.............................    VI-1
     2.4   Resale to Other Carriers................................................    VI-1
     2.5   Interim Universal Service Fund Charge for Wholesale Services............    VI-2

3.   Ordering and Billing..........................................................    VI-2
     3.1   Local Service Request...................................................    VI-2
     3.2   Certificate of Operating Authority......................................    VI-2

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
     3.3   Directory Assistance Listings...........................................    VI-2
     3.4   Nonrecurring Charges....................................................    VI-2
     3.5   Transfers Between ELI and Another Reseller of GTE Services..............    VI-2
     3.6   Local Calling Detail....................................................    VI-3
     3.7   Procedures..............................................................    VI-3
     3.8   LIDB....................................................................    VI-3
     3.9   "OLN"...................................................................    VI-3

4.   Maintenance...................................................................    VI-3
     4.1   Maintenance, Testing and Repair.........................................    VI-3
     4.2   Specifics and Procedures for Maintenance................................    VI-3

5.   Services Available for Resale.................................................    VI-3
     5.1   Description of Local Exchange Services Available for Resale.............    VI-3
     5.2   Other Services Available for Resale.....................................    VI-4
     5.3   Rates...................................................................    VI-4
     5.4   Grandfathered Services..................................................    VI-4
     5.5   Access..................................................................    VI-4
     5.6   Operator Services ("OS") and Directory Assistance ("DA")................    VI-4

ARTICLE VII
UNBUNDLED NETWORK ELEMENTS.........................................................   VII-1

1.   General.......................................................................   VII-1

2.   Unbundled Network Elements....................................................   VII-2
     2.1   Categories..............................................................   VII-2
     2.2   Prices..................................................................   VII-2
     2.3   Interconnection to Unbundled Elements...................................   VII-2
     2.4   Service Quality.........................................................   VII-3
     2.5   Nondiscriminatory Provision and Support.................................   VII-3

3.   Network Interface Device......................................................   VII-3
     3.1   Direct Connection.......................................................   VII-4
     3.2   NID to NID Connection...................................................   VII-4
     3.3   Removal of Cable Pairs..................................................   VII-4
     3.4   Maintenance.............................................................   VII-4
     3.5   Collocation Requirement.................................................   VII-5

4.   Loop Elements.................................................................   VII-5
     4.1   Service Description.....................................................   VII-5
     4.2   Categories of Loops.....................................................   VII-5
     4.3   Conditioned Loops.......................................................   VII-6
     4.4   Loop Testing............................................................   VII-6
     4.5   Pair Gain Technologies..................................................   VII-7

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
     4.6   Unbundled Loop Facility Certification...................................   VII-7
     4.7   Compatibility...........................................................   VII-8
     4.8   Subloops................................................................   VII-8
     4.9   Loop Identification.....................................................   VII-9

5.   Port and Local Switching Elements.............................................   VII-9
     5.1   Port....................................................................   VII-9
     5.2   Ports Available as Unbundled Network Elements...........................   VII-9
     5.3   Port Prices.............................................................   VII-9
     5.4   Local Switching.........................................................   VII-9
     5.5   Compliance with Section 2.3.............................................  VII-10
     5.6   Shared Transport........................................................  VII-10

6.   Dedicated Transport...........................................................  VII-11

7.   SS7 Transport and Signaling...................................................  VII-12

8.   LIDB Services.................................................................  VII-12

9.   Database 800-Type Services....................................................  VII-12

10.  Operator Services ("OS") and Directory Assistance ("DA")......................  VII-12

11.  Customized Routing............................................................  VII-13

12.  Advanced Intelligent Network Access (AIN).....................................  VII-13

13.  Directory Assistance Listing..................................................  VII-13

14.  Operational Support Systems ("OSS")...........................................  VII-14

ARTICLE VIII ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS..............  VIII-1

1.   Bona Fide Request Process.....................................................  VIII-1
     1.1   Intent..................................................................  VIII-1
     1.2   Process.................................................................  VIII-1

2.   Transfer of Service Announcements.............................................  VIII-2

3.   Misdirected Calls.............................................................  VIII-2

4.   911/E911 Arrangements.........................................................  VIII-2
     4.1   Description of Service..................................................  VIII-2
     4.2   Transport...............................................................  VIII-3

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
     4.3   Cooperation and Level of Performance..........................................   VIII-3
     4.4   Basic 911 and E911 General Requirements.......................................   VIII-3
     4.5   Compensation..................................................................   VIII-9

5.   Information Services Traffic........................................................   VIII-9
     5.1   Billing and Collection and Information Service Provider ("ISP") Remuneration..   VIII-9
     5.2   900-976 Call Blocking.........................................................   VIII-9
     5.3    Miscellaneous................................................................   VIII-9

6.   Telephone Relay Service.............................................................   VIII-9

7.   Directory Assistance ("DA") and Operator Services ("OS")............................   VIII-9
     7.1   Directory Assistance Calls....................................................   VIII-9
     7.2   Operator Services Calls.......................................................  VIII-10

8.   Directory Assistance Listings Information...........................................  VIII-10

9.   Directory Listings and Directory Distribution.......................................  VIII-11

10.  Busy Line Verification and Busy Line Verification Interrupt.........................  VIII-12

11.  SAG.................................................................................  VIII-12

12.  Dialing Format Changes..............................................................  VIII-13

13.  Operational Support Systems ("OSS").................................................  VIII-12

ARTICLE IX
COLLOCATION..............................................................................     IX-1

1.   Physical Collocation................................................................     IX-1
     1.1  Space Planning.................................................................     IX-1
     1.2  Connection to Customer Loops and Ports.........................................     IX-2
     1.3  Connection to Other Collocated Carriers........................................     IX-3
     1.4  Choice of Vendor...............................................................     IX-3
     1.5  Monitoring.....................................................................     IX-3
     1.6  Phone Service..................................................................     IX-3
     1.7  Intraoffice Diversity..........................................................     IX-3
     1.8  Proprietary Information........................................................     IX-3
     1.9  Notification of Modifications..................................................     IX-4
     1.10  Drawings......................................................................     IX-4
     1.11  Construction of Space.........................................................     IX-4
     1.12  Connection Equipment..........................................................     IX-6
     1.13  Access to ELI Collocation Space...............................................     IX-6
     1.14  Common Collocation Space......................................................     IX-7

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
2.   Virtual Collocation...........................................................  IX-7
     2.1   Conversion from Virtual to Physical Collocation.........................  IX-7
     2.2   Conversion from Physical to Virtual Collocation.........................  IX-7
     2.3   Vendors.................................................................  IX-8
     2.4   Inspection..............................................................  IX-8

3.   Fixed Wireless Collocation....................................................  IX-8

ARTICLE X ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY.......................   X-1

APPENDIX A.........................................................................   A-1

APPENDIX B.........................................................................   B-1

APPENDIX C
RATES AND CHARGES FOR TRANSPORT AND TERMINATION OF TRAFFIC.........................   C-1

APPENDIX D.........................................................................   D-1

APPENDIX E
SERVICES AVAILABLE FOR RESALE.....................................................   E-1

APPENDIX F
PRICES FOR UNBUNDLED ELEMENTS.....................................................   F-2

APPENDIX G
RATES AND CHARGES FOR 911/E911 ARRANGEMENTS.......................................   G-1

APPENDIX H
SERVICE ORDERING, PROVISIONING, BILLING AND MAINTENANCE...........................   H-1

APPENDIX I
SS7 SERVICES......................................................................   I-1

APPENDIX J
POLE ATTACHMENT AGREEMENT..........................................................   J-1

APPENDIX K
CONDUIT OCCUPANCY AGREEMENT........................................................   K-1

APPENDIX L
RECIPROCAL COMPENSATION FOR CALL TERMINATION

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
WHEN ELI USES GTE UNBUNDLED PORTS,
LOCAL SWITCHING & SHARED TRANSPORT.................................................    L-1

APPENDIX 37A PERFORMANCE MEASURES..................................................  37A-1

APPENDIX 46A AT&T TERMS............................................................  46A-1

APPENDIX 46B GTE TERMS.............................................................  46B-1

     This Interconnection, Resale and Unbundling Agreement (the "Agreement"), is by and between GTE Northwest Incorporated, with its address for purposes of this Agreement at 600 Hidden Ridge Drive, Irving, Texas 75038 ("GTE"), and Electric Lightwave, Inc., in its capacity as a certified provider of local exchange service ("ELI"), with its address for this Agreement at 4400 N.E. 77th Avenue, Vancouver, Washington 98662 (GTE and ELI being referred to collectively as the "Parties" and individually as a "Party"). This Agreement covers services in the state of Oregon only (the "State").

     WHEREAS, interconnection between competing Local Exchange Carriers ("LECs") is necessary and desirable for the mutual exchange and termination of traffic originating on each LEC's network; and

     WHEREAS, the Parties desire to exchange such traffic and related signaling in a technically and economically efficient manner at defined interconnection points; and

     WHEREAS, the Parties wish to enter into an agreement to interconnect their respective telecommunications networks on terms that are fair and equitable to both Parties; and

     WHEREAS, Section 251 of the Telecommunications Act of 1996 (the "Act") imposes specific obligations on LECs with respect to the interconnection of their networks, resale of their telecommunications services, access to their poles, ducts, conduits and rights-of-way and, in certain cases, the offering of certain unbundled network elements and physical collocation of equipment in LEC premises; and

     WHEREAS, GTE is entering, under protest, into certain aspects of this Agreement that incorporate adverse results from (i) the AT&T/GTE arbitration, Docket No.ARB 5 approved by the Commission in this State and is doing so in order to avoid the expense of arbitration, and (ii) arbitrated issues in the ELI/GTE arbitration, Docket No. ARB 91, and is doing so by Order No. 99-218 of the Oregon Public Utility Commission, while at the same time preserving its legal positions, rights and remedies;

     NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GTE and ELI hereby covenant and agree as follows:

                                   ARTICLE I
                         SCOPE AND INTENT OF AGREEMENT


Pursuant to this Agreement, the Parties will extend certain arrangements to one another within each area in which they both operate within the State for purposes of interconnection and the exchange of traffic between their respective networks and access to poles, ducts, conduits and rights-of-way. This Agreement also governs the purchase by ELI of certain telecommunications services provided by GTE in those service areas where GTE is the "incumbent local exchange carrier" in accordance with Section 251(h) of the Act for resale by ELI, the purchase by ELI of certain unbundled network elements from GTE, and the terms and conditions of the collocation of certain equipment of ELI in the premises of GTE. This Agreement is an integrated package that reflects a balancing of interests critical to the Parties. This Agreement will be submitted to the Oregon Public Utility Commission for approval. The Parties agree that their entrance into this Agreement is without prejudice to and does not waive any positions they may have taken previously, or may take in the future, in any legislative, regulatory, judicial or other public forum addressing any matters, including matters related to the same types of arrangements and/or matters related to GTE's cost recovery covered in this Agreement. ELI agrees to negotiate nondiscriminatory terms and conditions for the provision of services and facilities to GTE. GTE's execution of this Agreement is not a concession or waiver in any manner concerning its position that certain of the rates, terms and conditions contained herein are unlawful, illegal and improper.

The services and facilities to be provided to ELI by GTE in satisfaction of this Agreement may be provided pursuant to GTE tariffs and then current practices. Should such services and facilities be modified by tariff or by Order, including any modifications resulting from other Commission proceedings, federal court review or other final judicial action, such modifications will be deemed to automatically supersede any rates and terms and conditions of this Agreement. GTE will provide notification to ELI before such a tariff becomes effective, and ELI may provide input on such proposed tariff. The Parties shall cooperate with one another for the purpose of incorporating required modifications into this agreement.

                                   ARTICLE II
                                  DEFINITIONS


1.   General Definitions.  Except as otherwise specified herein, the following
     -------------------
     definitions shall apply to all Articles and Appendices contained in this Agreement. Additional definitions that are specific to the matters covered in a particular Article may appear in that Article. To the extent that there may be any conflict between a definition set forth in this Article II and any definition in a specific Article or Appendix, the definition set forth in the specific Article or Appendix shall control with respect to that Article or Appendix.

1.1. "Access Service Request" ("ASR") means an industry standard form used by the Parties to add, establish, change or disconnect services or trunks for the purposes of Interconnection.

1.2. "Act" means the Telecommunications Act of 1996, Public Law 104-104 of the 104th United States Congress effective February 8, 1996.

1.3. "Affiliate" of a Party means a person, corporation or other legal entity that, directly or indirectly, owns or controls a Party, or is owned or controlled by, or is under common ownership or control with a Party.

1.4. "AMA" means the Automated Message Accounting structure inherent in switch technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE which defines the industry standard for message recording.

1.5. "Applicable Law" shall mean all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits, and approvals of any Governmental Authority, which apply or relate to the subject matter of this Agreement.

1.6. "Automatic Location Identification/Data Management System" ("ALI/DMS") means the emergency services (E911/911) database containing customer location information (including name, address, telephone number, and sometimes special information from the local service provider) used to process subscriber access records into Automatic Location Identification
     (ALI) records. From this database, records are forwarded to GTE's ALI Gateway for downloading by local ALI database systems to be available for retrieval in response to ANI from a 9-1-1 call. Also, from this database, GTE will upload to its selective routers the selective router ALI (SR/ALI) which is used to determine to which Public Safety Answering Point ("PSAP") to route the call.

1.7. "Automatic Number Identification" ("ANI") refers to the number transmitted through the network identifying the calling party.

1.8. "Bill-and-Keep Arrangement" means a compensation arrangement whereby the Parties do not render bills to each other for certain forms of interim local number portability or, under certain circumstances, the termination of local traffic specified in this Agreement and whereby the Parties terminate local exchange traffic originating from end-users served by the networks of the other Party without explicit charging among or between said carriers for such traffic exchange.

1.9. "Bona Fide Request" ("BFR") process is intended to be used when requesting customized Service Orders for certain services, features, capabilities or functionality defined and agreed upon by the Parties as services to be ordered as Bona Fide Requests.

1.10. "Business Day" shall mean Monday through Friday, except for holidays on which the U.S. mail is not delivered.

1.11. "Central Office Switch" means a switch used to provide telecommunications services including (i) "End Office Switches" which are Class 5 switches
                              -------------------
      from which end user Exchange Services are directly connected and offered, and (ii) "Tandem Office Switches" which are Class 4 switches which are
                ----------------------
      used to connect and switch trunk circuits between and among central office switches. Central office switches may be employed as combination end office/tandem office switches (combination Class 5/Class 4).

1.12. "Centralized Message Distribution System" ("CMDS") means the billing record and clearing house transport system that the Regional Bell Operating Companies ("RBOCs") and other incumbent LECs use to efficiently exchange out collects and in collects as well as Carrier Access Billing System ("CABS") records.

1.13. "CLLI codes" means Common Language Location Identifier Codes.

1.14. "Commercial Mobile Radio Services" ("CMRS") means a radio communication service provided pursuant to 47 U.S.C. (S) 332(d)(1), as interpreted by the FCC and the federal courts.

1.15. "Commission" means the Oregon Public Utilities Commission.

1.16. "Common Channel Signaling" ("CCS") means a high-speed specialized packet-switched communications network that is separate (out-of-band) from the public packet-switched and message networks. CCS carries addressed signaling messages for individual trunk circuits and/or database-related services between Signaling Points in the CCS network using SS7 signaling protocol.

1.17. "Competitive Local Exchange Carrier" ("CLEC") means any company or person authorized to provide local exchange services in competition with an ILEC.

1.18. "Conduit" has the meaning as set forth in Article X and Appendix K of
                                                              ----------
      this Agreement.

1.19. "Customer" may mean GTE or ELI depending on the context and which Party is receiving the service from the other Party.

1.20. "Currently Available" means existing as part of GTE's network at the time of the requested order or service and does not include any service, feature, function, or capability that GTE either does not provide to itself or to its own end users, or does not have the capability to provide.

1.21. "Customer Usage Data" means that the local telecommunications services usage data of an ELI customer, measured in minutes, sub-minute increments, message units, or otherwise, that is recorded and exchanged by the Parties.

1.22. "Dedicated Transport" means an Unbundled Network Element that is purchased for the purpose of transporting Telecommunications Services between designated Service Wire Centers ("SWCs"). Dedicated Transport may extend between two GTE SWCs (Interoffice Dedicated Transport ("IDT")) or may extend from the GTE SWC to the CLEC premise (CLEC Dedicated Transport ("CDT")). CDT remains within the exchange boundaries of the SWC, while IDT traverses exchange boundaries.

1.23. "DS-1" is a digital signal rate of 1.544 Mbps or a service carried at that rate.

1.24. "DS-3" is a digital signal rate of 44.736 Mbps or a service carried at that rate.

1.25. "Electronic File Transfer" refers to a system or process which utilizes an electronic format and protocol to send/receive data files.

1.26. "EMR" means the Exchanged Message Record which is an industry standard record used to exchange telecommunications message information among CLECs for billable, non-billable, sample, settlement and study data. EMR format is defined in BR-010-200-010 CRIS Exchange Message Record, published by Bellcore and which defines the industry standard for exchange message records.

1.27. "Enhanced 911 Service" ("E-911 Service") is a method of routing 911 calls to a Public Service Answering Point that uses a customer location database to determine the location to which a call should be routed. E-911 service includes the forwarding of the caller's Automatic Number Identification ("ANI") to the PSAP where the ANI is used to retrieve and display the Automatic Location Identification ("ALI") on a terminal screen at the answering Attendant's position, and usually includes selective routing.

1.28. "Exchange Service" refers to all basic access line services, or any other services offered to end users which provide end users with a telephonic connection to, and a unique telephone number address on, the public switched telecommunications network ("PSTN"), and which enable such end users to place or receive calls to all other stations on the PSTN.

1.29. "Expanded Interconnection Service" ("EIS") has the same meaning as that term is used in the FCC's First Report and Order in CC Docket No. 96-98, and means a service that provides interconnecting carriers with the capability to terminate basic fiber optic transmission facilities, including optical terminating equipment and multiplexers, at GTE's wire centers and access tandems and interconnect those facilities with the facilities of GTE. Microwave and other forms of collocation and interconnection with fixed wireless facilities is available on a case-by-case basis where feasible.

1.30. "Facility" means all buildings, equipment, structures and other items located on a single site or contiguous or adjacent sites owned or operated by the same persons or person as used in Article III, Section 44.

1.31. "FCC" means the Federal Communications Commission.

1.32. "GTOC" means GTE Telephone Operating Company.

1.33. "Guide" means the GTE Open Market Transition Order/Processing Guide/CLEC Customer Guide, which contains GTE's operating procedures for preordering, ordering, provisioning, trouble reporting and repair for resold services and Unbundled Network Elements and GTE's CLEC Interconnection Guide which provides guidelines for obtaining interconnection of GTE's Switched Network with the networks of all certified CLECs for reciprocal exchange of traffic. Except as specifically provided otherwise in this Agreement or as required by the Act, applicable FCC orders, or State law, service ordering, provisioning, billing and maintenance shall be governed by the "Guide" which may be amended from time to time by GTE as needed.

1.34. "Hazardous Chemical" means as defined in the U.S. Occupational Safety and Health ("OSHA") hazard communication standard (29 CFR (S) 1910.1200), any chemical which is a health hazard or physical hazard.

1.35. "Hazardous Waste" means as described in Resource Conservation and Recovery Act ("RCRA"), a solid waste(s) which may cause, or significantly contribute to an increase in mortality or illness or pose a substantial hazard to human health or the environment when improperly treated, stored, transported or disposed of or otherwise managed because of its quantity, concentration or physical or chemical characteristics.

1.36. "Imminent Danger" means as described in the Occupational Safety and Health Act and expanded for environmental matters, any conditions or practices at a facility which are such that a danger exists which could reasonably be expected to cause death or serious harm or significant damage to the environment or natural resources.

1.37. "Incumbent Local Exchange Carrier" ("ILEC") means any local exchange carrier that was, as of February 8, 1996, deemed to be a member of the Exchange Carrier Association as set forth in 47 C.F.R. (S) 69.601(b) of the FCC's regulations.

1.38. "Interim Number Portability" ("INP") means the delivery of LNP capabilities, from a customer standpoint in terms of call completion, with as little impairment of functioning, quality, reliability, and convenience as possible and from a carrier standpoint, through the use of existing and available call routing, forwarding, and addressing capabilities until the implementation of permanent or long-term local number portability.

1.39. "Interconnection Facility" means the physical connection of separate pieces of equipment, transmission facilities, etc., within, between and among networks, for the transmission and routing of exchange service and exchange access.

1.40. "Interconnection Point" ("IP") means the physical point on the network where the two parties interconnect. The "IP" is the demarcation point between ownership of the transmission facility.

1.41. "Interexchange Carrier" ("IXC") means a telecommunications service provider authorized by the FCC to provide interstate and/or international long distance communications services between LATAs and/or authorized by the State to provide inter- and/or intraLATA long distance communications services within the State.

1.42. "ISDN User Part" ("ISUP") means a part of the SS7 protocol that defines call setup messages and call takedown messages.

1.43. "LATA" means Local Access and Transport Area. A LATA denotes a geographic area for the provision and administration of communications service; i.e., intraLATA or interLATA.

1.44. "Line Information Data Base" ("LIDB") means one or all, as the context may require, of the Line Information databases owned individually by GTE and other entities which provide, among other things, calling card validation functionality for telephone line number cards issued by GTE and other entities. A LIDB also contains validation data for collect and third number-billed calls; i.e., Billed Number Screening.

1.45. "Line Side" refers to an end office switch connection that has been programmed to treat the circuit as a local line connected to a NID. Line side connections offer only those transmission and signaling features appropriate for a connection between an end office and a NID.

1.46. "Local Exchange Carrier" ("LEC") means any company certified by the Commission to provide local exchange telecommunications service. This includes the Parties to this Agreement.

1.47. "Local Exchange Routing Guide" ("LERG") means the Bellcore reference customarily used to identify NPA-NXX routing and homing information, as well as network element and equipment designation.

1.48. "Local Number Portability" ("LNP") means the ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one LEC to another.

1.49. "Local Traffic" means traffic that is originated by an end user of one Party and terminates to the end user of the other Party within GTE's then current local serving area, including mandatory local calling scope arrangements. A mandatory local calling scope arrangement is an arrangement that provides end users a local calling scope, Extended Area Service ("EAS"), beyond their basic exchange serving area. Local Traffic does not include optional local calling scopes (i.e., optional rate
           ---
      packages that permit the end user to choose a local calling scope beyond their basic exchange serving area for an additional fee), referred to hereafter as "optional EAS." Local Traffic excludes Enhanced Service Provider (ESP) traffic (e.g., Internet, 900-976, etc.) and Internet Protocol based voice or fax telephony. For purposes of this Agreement, Internet traffic is subject to reciprocal compensation, rates and terms, pending adoption of a replacement rate pursuant to a federal rule establishing an appropriate interstate compensation mechanism, if appropriate.

1.50. "Main Distribution Frame" ("MDF") means the distribution frame used to interconnect cable pairs and line trunk equipment terminating on a switching system.

1.51. "Meet-Point Billing" ("MPB") refers to an arrangement whereby two LECs jointly provide the transport element of a switched access service to one of the LEC's end office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective access tariffs.

1.52. "MECAB" refers to the Multiple Exchange Carrier Access Billing ("MECAB") document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECs, or by one LEC in two or more states within a single LATA.

1.53. "MECOD" refers to the Multiple Exchange Carriers Ordering and Design ("MECOD") Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECOD document, published by Bellcore as Special Report SR-STS-002643, establish methods for processing orders for access service which is to be provided by two or more LECs.

1.54. "Mid-Span Fiber Meet" means an Interconnection architecture whereby two carriers' fiber transmission facilities meet at a mutually agreed-upon IP.

1.55. "NANP" means the "North American Numbering Plan," the system of telephone numbering employed in the United States, Canada, Guam, the Northern Mariana Islands, and the Caribbean countries that employ NPA 809.

1.56. "Network Interface Device" ("NID") means the point of demarcation between the end user's inside wiring and GTE's facilities.

1.57. "Numbering Plan Area" ("NPA") is also sometimes referred to as an area code. This is the three digit indicator which is defined by the "A", "B", and "C" digits of each 10-digit telephone number within the NANP. Each NPA contains 800 possible NXX Codes. There are two general categories of NPA, "Geographic NPAs" and "Non-Geographic NPAs". A Geographic NPA is
       ---------------       -------------------
      associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "Service Access
                                                              --------------
      Code" or "SAC Code" is typically associated with a specialized
      ----      --------
      telecommunications service which may be provided across multiple geographic NPA areas. 800, 900, 700, and 888 are examples of Non-Geographic NPAs.

1.58. "NXX," "NXX Code," "Central Office Code," or "CO Code" is the three digit switch entity indicator which is defined by the "D", "E", and "F" digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

1.59. "911 Service" means a universal telephone number which gives the public direct access to the PSAP. Basic 911 service collects 911 calls from one or more local exchange switches that serve a geographic area. The calls are then sent to the correct authority designated to receive such calls.

1.60. "Owner and Operator" means as used in OSHA regulations, owner is the legal entity, including a lessee, which exercises control over management and record keeping functions relating to a building or facility. As used in the Resource Conservation and Recovery Act (RCRA), operator means the person responsible for the overall (or part of the) operations of a facility.

1.61. "Pole Attachment" has the meaning as set forth in Article X and Appendix
                                                                      --------
      J of this Agreement.
      -

1.62. "Provider" may mean GTE or ELI depending on the context and which Party is providing the service to the other Party.

1.63. "Public Safety Answering Point" ("PSAP") means an answering location for E911/911 calls originating in a given area. A PSAP may be designated as Primary or Secondary, which refers to the order in which calls are directed for answering. Primary PSAPs respond first; Secondary PSAPs receive calls on a transfer basis only, and generally serve as a centralized answering location for a particular type of emergency call. PSAPs are staffed by employees of Emergency Response Agencies ("ERAs") such as police, fire or emergency medical agencies or by employees of a common bureau serving a group of such entities.

1.64. "Rate Center" means the specific geographic point and corresponding geographic area that are associated with one or more particular NPA-NXX Codes that have been assigned to a LEC for its provision of Exchange Services. The geographic point is identified by a specific Vertical and Horizontal ("V&H") coordinate that is used to calculate distance-sensitive end user traffic to/from the particular NPA-NXXs associated with the specific Rate Center.

1.65. "Right-of-way" ("ROW") means the right to use the land or other property of another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes, or other locations.

1.66. "Routing Point" denotes a location that a LEC has designated on its network as the homing (routing) point for traffic that terminates to Exchange Services provided by the LEC that bear a certain NPA-NXX designation. The Routing Point is used to calculate airline mileage for the distance-sensitive transport element charges of Switched Access Services. Pursuant to Bellcore Practice BR795-100-100, the Routing Point may be an end office location, or a "LEC Consortium Point of Interconnection." The Routing Point must be in the same LATA as the associated NPA-NXX.

1.67. "Service Control Point" ("SCP") is the node in the signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from the SSP, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

1.68. "Service Switching Point" ("SSP") means a Signaling Point that can launch queries to databases and receive/interpret responses used to provide specific customer services.

1.69. "Shared Transport" means the physical interoffice facility, not dedicated to any one customer, that is used to transport a call between switching offices. A central office switch translates the end user dialed digits and routes the call over a Common Transport Trunk Group that rides interoffice transmission facilities. These trunk groups and the associated interoffice transmission facilities are accessible by any end user (GTE end user or ELI end user when ELI has purchased unbundled switching), and are referred to as "shared transport facilities."

1.70. "Signaling Point" ("SP") means a node in the CCS network that originates and/or receives signaling messages, or transfers signaling messages from one signaling link to another, or both.

1.71. "Signaling System 7" ("SS7") means the signaling protocol, Version 7, of the CCS network, based upon American National Standards Institute ("ANSI") standards.

1.72. "Signal Transfer Point" ("STP") means a packet switch in the CCS network that is used to route signaling messages among SSPs, SCPs and other STPs in order to set up calls and to query databases for advanced services. GTE's network includes mated pairs of local and regional STPs. STPs are provided in pairs for redundancy. GTE STPs conform to ANSI T1.111-8 standards.

1.73. "Subsidiary" of a Party means a corporation or other legal entity that is majority owned by such Party.

1.74. "Synchronous Optical Network" ("SONET") means synchronous electrical ("STS") or optical channel ("OC") connections between LECs.

1.75. "Switched Access Service" means the offering of facilities for the purpose of the origination or termination of traffic to or from Exchange Service customers in a given area pursuant to a switched access tariff. Switched Access Services include: Feature Group A, Feature Group B, Feature Group C, Feature Group D, 800 access and 900 access services.

1.76. "Telecommunications Services" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

1.77. "Third Party Contamination" means environmental pollution that is not generated by the LEC or CLEC but results from off-site activities impacting a facility.

1.78. "Trunk Side" refers to a central office switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity, for example, to another central office switch. Trunk side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

1.79. "Unbundled Network Elements" ("UNEs") generally means a facility or equipment used in the provision of a Telecommunications Service. Specific references to UNEs contained throughout this Agreement shall be to the network elements that are to be unbundled pursuant to Article VII of this Agreement. Such UNEs shall include the features, functions, and capabilities that are provided by means of such facility or equipment, including, where applicable, subscriber numbers, databases, signalling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a Telecommunications Service.

1.80. "Undefined Terms" means the Parties acknowledge that terms may appear in this Agreement which are not defined and agree that any such terms shall be construed in accordance with their customary usage in the telecommunications industry as of the effective date of this Agreement.

1.81. "Vertical Features" (including "CLASS Features") means vertical services and switch functionalities provided by GTE, including but not necessarily limited to: Automatic Call Back; Automatic Recall; Call Forwarding Busy Line/Don't Answer; Call Forwarding Don't Answer; Call Forwarding Variable; Call Forwarding - Busy Line; Call Trace; Call Waiting; Call Number Delivery Blocking Per Call; Calling Number Blocking Per Line; Cancel Call Waiting; Distinctive Ringing/Call Waiting; Incoming Call Line Identification Delivery; Selective Call Forward; Selective Call Rejection; Speed Calling; and Three Way Calling/Call Transfer.

1.82. "Wire Center" means a building or space within a building that serves as an aggregation point on a LEC's network, where transmission facilities and circuits are connected or switched. "Wire center" can also denote a building in which one or more Central Offices, used for the provision of exchange services and access services, are located.

                                  ARTICLE III
                              GENERAL PROVISIONS


1.    Scope of General Provisions.  Except as may otherwise be set forth in a
      ---------------------------
      particular Article or Appendix of this Agreement, in which case the provisions of such Article or Appendix shall control, these General Provisions apply to all Articles and Appendices of this Agreement.

2.    Term and Termination.
      --------------------

      2.1  Term.  Subject to the termination provisions contained in this
           ----
           Agreement, the term of this Agreement shall be two (2) years from the effective date established pursuant to section 33 of this Article III and shall continue in effect for consecutive one (1) year terms until either Party gives the other Party at least ninety (90) calendar days written notice of termination, which termination shall be effective at the end of the then-current term. In the event notice is given less than 90 calendar days prior to the end of the current term, this Agreement shall remain in effect for 90 calendar days after such notice is received, provided, that in no case shall the term be extended beyond 90 calendar days after the end of the current term.

     2.2   Post-Termination Arrangements.  Except in the case of termination as
           -----------------------------
           a result of either Party's default or a termination upon sale, for service arrangements made available under this Agreement and existing at the time of termination, those arrangements shall continue if a Party requests negotiations for a new agreement until this Agreement has been replaced by a new agreement, or, in the event that either Party initiates and pursues in good faith the negotiation of a new agreement on or before 90 days prior to the end of the then current term, for 180 calendar days following the end of the then-current term (as may be extended under subsection 2.1 above), whichever occurs first. If a new agreement is not effective within 180 calendar days following the end of the then-current term (as may be extended under subsection 2.1 above), the existing service arrangements may continue without interruption under (a) a new agreement voluntarily executed by the Parties; (b) standard terms and conditions approved and made generally effective by the Commission, if any; (c) tariff terms and conditions made generally available to all CLECs; or (d) any rights under Section 252(i) of the Act.

     2.3   Termination Upon Default.  Either Party may terminate this Agreement
           ------------------------
           in whole or in part in the event of a default by the other Party; provided however, that the non-defaulting Party notifies the defaulting party in writing of the alleged default and that the defaulting Party does not cure the alleged default within sixty (60) calendar days of receipt of written notice thereof. Default is defined to include:

                                     III-1

           (a) A Party's insolvency or the initiation of bankruptcy or receivership proceedings by or against the Party; or

           (b) A Party's refusal or failure in any material respect properly to perform its obligations under this Agreement, or the violation any of the material terms or conditions of this Agreement.

     2.4   Termination Upon Sale.  Notwithstanding anything to the contrary
           ---------------------
           contained herein, a Party may terminate this Agreement as to a specific operating area or portion thereof of such Party if such Party sells or otherwise transfers the area or portion thereof. The Party shall provide the other Party with at least ninety (90) calendar days' prior written notice of such termination, which shall be effective on the date specified in the notice. Notwithstanding termination of this Agreement as to a specific operating area, this Agreement shall remain in full force and effect in the remaining operating areas.

     2.5   Liability upon Termination.  Termination of this Agreement, or any
           --------------------------
           part hereof, for any cause shall not release either Party from any liability which at the time of termination had already accrued to the other Party or which thereafter accrues in any respect to any act or omission occurring prior to the termination or from an obligation which is expressly stated in this Agreement to survive termination.

3.   Amendments.  Any amendment, modification, or supplement to this Agreement
     ----------
     must be in writing and signed by an authorized representative of each Party. The term "this Agreement" shall include future amendments, modifications, and supplements.

4.   Assignment.  Any assignment by either Party of any right, obligation, or
     ----------
     duty, in whole or in part, or of any interest, without the written consent of the other Party shall be void, except that either Party may assign all of its rights, and delegate its obligations, liabilities and duties under this Agreement, either in whole or in part, to any entity that is, or that was immediately preceding such assignment, a Subsidiary or Affiliate of that Party without consent, but with written notification. The effectiveness of an assignment shall be conditioned upon the assignee's written assumption of the rights, obligations, and duties of the assigning Party.

5.   Authority.  Each person whose signature appears on this Agreement
     ---------
     represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement.

6.   Responsibility for Payment.  All charges for Services provided under this
     --------------------------
     Agreement will be billed to Customer, including all applicable taxes and surcharges. In addition, the End User Common Line (EUCL) Charge from GTOC Tariff FCC No. 1 is applicable to Resold Services that GTE provides to ELI. Customer is responsible for payment of charges billed regardless of any billing arrangements or situation between Customer and its end user customer.

                                     III-2

7.   Billing and Payment.  Except as provided elsewhere in this Agreement and
     -------------------
     where applicable, ELI and GTE agree to exchange all information to accurately, reliably, and properly bill for features, functions and services rendered under this Agreement. Such exchange will be in conformance with MECAB and MECOD guidelines to the extent that the Parties adhere to those guidelines as part of the billing practices used in their normal course of business. If the Parties are unable to fully exchange the necessary information because a Party's billing practices do not conform with MECAB or MECOD guidelines, the Parties will negotiate a mutually acceptable alternative means of exchanging the information.

     7.1  Dispute.  If one Party disputes a billing statement issued by the
          -------
          other Party, the billed Party shall notify Provider in writing regarding the nature and the basis of the dispute within six (6) months of the statement date or the dispute shall be waived. The Parties shall diligently work toward resolution of all billing issues on an informal basis and, if such efforts are unsuccessful, either Party may seek to resolve the dispute through the dispute resolution procedures in Section 14 of this Article. The billed Party may withhold payment of disputed funds billed by Provider. The funds, plus accumulated interest, shall be dispersed to the proper Party or Parties upon resolution of the dispute.

     7.2  Late Payment Charge.  If any undisputed amount due on the billing
          -------------------
          statement is not received by Provider on the payment due date, Provider may charge, and Customer agrees to pay, at Provider's option, interest on the past due balance at a rate equal to the lesser of the interest rates set forth in the applicable GTE/Contel state access tariffs or the GTOC/GSTC FCC No. 1 tariff, one and one-half percent (1 1/2%) per month or the maximum nonusurious rate of interest under applicable law. Late payment charges shall be included on the next statement.

     7.3  Due Date.  Payment is due 30 calendar days from the bill date.
          --------

     7.4  Audits.  Either Party may conduct an audit of the other Party's books
          ------
          and records pertaining to the Services provided under this Agreement, no more frequently than once per twelve (12) month period, to evaluate the other Party's accuracy of billing, data and invoicing in accordance with this Agreement. Any audit shall be performed as follows: (i) following at least thirty (30) Business Days' prior written notice to the audited Party; (ii) subject to the reasonable scheduling requirements and limitations of the audited Party: (iii) at the auditing Party's sole cost and expense; (iv) of a reasonable scope and duration; (v) in a manner so as not to interfere with the audited Party's business operations; and (vi) in compliance with the audited Party's security rules.

8.   Binding Effect.  This Agreement shall be binding on and inure to the
     --------------
     benefit of the respective successors and permitted assigns of the Parties.

                                     III-3

9.   Capacity Planning and Forecasting.  Within thirty (30) days from the
     ---------------------------------
     Effective Date of this Agreement, the Parties agree to meet and develop joint planning and forecasting responsibilities which are applicable to Local Services, including Features, Network Elements, INP, Interconnection Services, Collocation, Poles, Conduits and Rights of Way (ROW). Such responsibilities shall include but are not limited to the following:

     (a) The Parties will establish periodic reviews of network and technology plans and will make best efforts to notify one another at least six (6) months in advance of changes that would impact either Party's provision of services.

     (b) ELI will furnish to GTE information that provides for state-wide annual forecasts of order activity, in-service quantity forecasts, and facility/demand forecasts.

     (c) The Parties will develop joint forecasting responsibilities for traffic utilization over trunk groups and yearly forecasted trunk quantities.

     (d) ELI shall notify GTE promptly of changes to current forecasts (increase or decrease) that generate a shift in the demand curve for the following forecasting period.

10.  Compliance with Laws and Regulations.  Each Party shall comply with all
     ------------------------------------
     federal, state, and local statutes, regulations, rules, ordinances, judicial decisions, and administrative rulings applicable to its performance under this Agreement.

11.  Confidential Information.
     ------------------------

     11.1  Identification.  Either Party may disclose to the other proprietary
           --------------
           or confidential customer, technical, or business information in written, graphic, oral or other tangible or intangible forms ("Confidential Information"). In order for information to be considered Confidential Information under this Agreement, it must be marked "Confidential" or "Proprietary," or bear a marking of similar import. Orally or visually disclosed information shall be deemed Confidential Information only if contemporaneously identified as such and reduced to writing and delivered to the other Party with a statement or marking of confidentiality within thirty (30) calendar days after oral or visual disclosure.

           Notwithstanding the foregoing, preorders and all orders for Services or network elements placed by ELI pursuant to this Agreement, and information that would constitute customer proprietary network information of ELI end user customers pursuant to the Act and the rules and regulations of the FCC, as well as recorded usage information with respect to ELI end users, whether disclosed by ELI to GTE or otherwise acquired by GTE in the course of its performance under this Agreement, and where GTE is the NANP Number Plan Administrator, ELI information submitted to GTE in connection with such responsibilities shall be deemed Confidential Information of ELI for all purposes under this Agreement whether or not specifically marked or designated as confidential or proprietary.

                                     III-4

     11.2  Handling.  In order to protect such Confidential Information from
           --------
           improper disclosure, each Party agrees:

           (a) That all Confidential Information shall be and shall remain the exclusive property of the Party that disclosed the Confidential Information ("Source");

           (b) To limit access to such Confidential Information to authorized employees who have a need to know the Confidential Information for performance of this Agreement;

           (c) To keep such Confidential Information confidential and to use the same level of care to prevent disclosure or unauthorized use of the received Confidential Information as it exercises in protecting its own Confidential Information of a similar nature;

           (d) Not to copy, publish, or disclose such Confidential Information to others or authorize anyone else to copy, publish, or disclose such Confidential Information to others without the prior written approval of the Source;

           (e) To return promptly any copies of such Confidential Information to the Source at its request; and

           (f) To use such Confidential Information only for purposes of fulfilling work or services performed hereunder and for other purposes only upon such terms as may be agreed upon between the Parties in writing.

     11.3  Exceptions.  These obligations shall not apply to any Confidential
           ----------
           Information that was legally in the recipient's possession prior to receipt from the Source, was received in good faith from a Third Party not subject to a confidential obligation to the Source, now is or later becomes publicly known through no breach of confidential obligation by the recipient, was developed by the recipient without the developing persons having access to any of the Confidential Information received in confidence from the Source, or that is required to be disclosed pursuant to subpoena or other process issued by a court or administrative agency having appropriate jurisdiction, provided, however, that the recipient shall give prior notice to the Source and shall reasonably cooperate if the Source deems it necessary to seek protective arrangements.

     11.4  Survival.  The obligation of confidentiality and use with respect to
           --------
           Confidential Information disclosed by one Party to the other shall survive any termination of this Agreement for a period of three (3) years from the date of the initial disclosure of the Confidential Information.
                                     III-5

12.  Consent.  Where consent, approval, or mutual agreement is required of a
     -------
     Party, it shall not be unreasonably withheld or delayed.

13.  Cooperation on Fraud Minimization.  Each Party assumes responsibility for
     ---------------------------------
     all fraud associated with its end user customers and accounts. Neither Party shall have responsibility for, or be required to investigate or make adjustments to the other Party's account in cases of fraud. The Parties agree that they shall cooperate with one another to resolve cases of fraud. The Parties' fraud minimization procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

14.  Dispute Resolution.
     ------------------

     14.1 Alternative to Litigation.  Except as provided under Section 252 of
          -------------------------
          the Act with respect to the approval of this Agreement by the Commission, the Parties desire to resolve disputes arising out of or relating to this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or an injunction related to the purposes of this Agreement, or suit to compel compliance with this dispute resolution process, the Parties agree to use the following alternative dispute resolution procedures as their preferred remedy with respect to any controversy or claim arising out of or relating to this Agreement or its breach; provided, however, that in the event the negotiations referenced in Section 14.2 below do not resolve the dispute within sixty (60) Business Days (or five (5) Business Days as provided in Section 14.4) of the initial written request, either Party may elect, before filing a claim or response in arbitration (as the case may be) to submit an otherwise arbitrable dispute to the Commission, the FCC, or a court of appropriate jurisdiction.

     14.2 Negotiations.  At the written request of a Party, each Party will
          ------------
          appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising out of or relating to this Agreement. The Parties intend that these negotiations be conducted by non-lawyer, business representatives.
          The location, format, frequency, duration, and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery, and shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all Parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise discoverable, be discovered or otherwise admissible, be admitted in evidence, in the arbitration or lawsuit.

                                     III-6

     14.3  Arbitration.  Subject to Section 14.1 above, if the negotiations do
           -----------
           not resolve the dispute within sixty (60) Business Days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association except that the Parties may select an arbitrator outside American Arbitration Association rules upon mutual agreement. A Party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. Each Party may submit in writing to a Party, and that Party shall so respond to, a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents, or requests for admission. Each Party is also entitled to take the oral deposition of one individual of another Party. Additional discovery may be permitted upon mutual agreement of the Parties. The arbitration hearing shall be commenced within sixty (60) Business Days of the demand for arbitration. The arbitration shall be held in a mutually agreeable city. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) Business Days after the close of hearings. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     14.4  Expedited Arbitration Procedures.  If the issue to be resolved
           --------------------------------
           through the negotiations referenced in Section 14.2 directly and materially affects service to either Party's end user customers, then the period of resolution of the dispute through negotiations before the dispute is to be submitted to binding arbitration or other legal recourse as provided in Section 14.1 shall be five (5) Business Days. Once such a service affecting dispute is submitted to arbitration, the arbitration shall be conducted pursuant to the expedited procedures rules of the Commercial Arbitration Rules of the American Arbitration Association (i.e., rules 53 through 57).

     14.5  Costs.  Each Party shall bear its own costs of these procedures,
           -----
           including the costs of responding to reasonable discovery. If the arbitrator finds that a Party's discovery requests require the responding Party to undertake unreasonable or unnecessarily burdensome efforts or expense, the Party seeking discovery shall reimburse the responding Party the costs of production of documents in response to such requests (including search time and reproduction costs). The Parties shall equally split the fees of the arbitration and the arbitrator.

     14.6  Continuous Service.  The Parties shall continue providing services to
           ------------------
           each other during the pendency of any dispute resolution procedure, and the Parties shall continue to perform their obligations (including making payments in accordance with Article IV, Section 4) in accordance with this Agreement.

                                     III-7

15.  Entire Agreement.  This Agreement constitutes the entire agreement of the
     ----------------
     Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, negotiations, proposals, and representations, whether written or oral, and all contemporaneous oral agreements, negotiations, proposals, and representations concerning such subject matter. No representations, understandings, agreements, or warranties, expressed or implied, have been made or relied upon in the making of this Agreement other than those specifically set forth herein.

16.  Expenses.  Except as specifically set out in this Agreement, each Party
     --------
     shall be solely responsible for its own expenses involved in all activities related to the subject of this Agreement.

17.  Force Majeure.  In the event performance of this Agreement, or any
     -------------
     obligation hereunder, is either directly or indirectly prevented, restricted, or interfered with by reason of fire, flood, earthquake or like acts of God, wars, revolution, civil commotion, explosion, acts of public enemy, embargo, acts of the government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing, or boycotts, unavailability of equipment from vendor through no fault of the Party responsible for obtaining that equipment, changes requested by Customer, or any other circumstances beyond the reasonable control and without the fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis until the delay, restriction or interference has ceased); provided however, that the Party so affected shall use diligent efforts to avoid or remove such causes of nonperformance and both Parties shall proceed whenever such causes are removed or cease.

18.  Good Faith Performance.  In the performance of their obligations under this
     ----------------------
     Agreement, the Parties shall act in good faith. In situations in which notice, consent, approval or similar action by a Party is permitted or required by any provision of this Agreement, such action shall not be unreasonably delayed, withheld or conditioned. In addition, each Party shall be responsible for labor relations with its own employees. As soon as practicable, a Party experiencing labor difficulties with its employees that either directly or indirectly are delaying or otherwise interfering with that Party's timely performance under this Agreement shall notify the other Party and shall minimize impairment of service to the other Party at least to the same extent that the Party minimizes impairment of service to its own end-user customers, affiliates, and other carriers.

19.  Governing Law.  This Agreement shall be governed by and construed in
     -------------
     accordance with the domestic laws of the state where the Services are provided or the facilities reside.

20.  Standard Practices. The Parties acknowledge that GTE shall be adopting some
     ------------------
     industry standard approaches and/or establishing its own standard approaches to various

                                     III-8
     requirements hereunder applicable to CLEC industry which may be added in the Guide. ELI agrees that GTE may implement such approaches to satisfy any GTE obligations under this Agreement, to the extent that these approaches are otherwise consistent with this Agreement and the nondiscrimination requirements of the Act. GTE will provide advanced notification to ELI of any material changes in procedures contained in the Guide. Notification may be accomplished via standard industry notification processes, GTE's internet site, or other appropriate means. ELI may request to be included on a standard electronic mail distribution list to be alerted to any changes identified on GTE's internet site.

21.  Headings.  The headings in this Agreement are inserted for convenience and
     --------
     identification only and shall not be considered in the interpretation of this Agreement.

22.  Independent Contractor Relationship.  The persons who implement this
     -----------------------------------
     Agreement on behalf of each Party shall be solely that Party's employees or contractors and shall be under the sole and exclusive direction and control of that Party. They shall not be considered employees or contractors of the other Party for any purpose. Each Party shall remain an independent contractor with respect to the other and shall be responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, health and safety, working conditions and payment of wages. Each Party shall also be responsible for payment of taxes, including federal, state and municipal taxes, chargeable or assessed with respect to its employees, such as Social Security, unemployment, workers' compensation, disability insurance, and federal and state withholding. Each Party shall indemnify the other for any loss, damage, liability, claim, demand, or penalty that may be sustained by reason of its failure to comply with this provision.

23.  Law Enforcement Interface.
     -------------------------

     23.1 Except to the extent not available in connection with GTE's operation of its own business, GTE shall provide seven day a week/twenty-four hour a day assistance to law enforcement persons for emergency traps, assistance involving emergency traces and emergency information retrieval on customer invoked CLASS services, including, without limitation, call traces requested by ELI.

     23.2 GTE agrees to work jointly with ELI in security matters to support law enforcement agency requirements for taps, traces, court orders, etc. Charges for providing such services for ELI Customers will be billed to ELI.

     23.3 GTE will, in non emergency situations, inform the requesting law enforcement agencies that the end-user to be wire tapped, traced, etc. is an ELI Customer and shall refer them to ELI.

24.  Liability and Indemnity.
     -----------------------

                                     III-9

     24.1  Indemnification.  Subject to the limitations set forth in Section
           ---------------
           24.4 of this Article III, each Party agrees to release, indemnify, defend, and hold harmless the other Party from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, whether suffered, made, instituted, or asserted by any other party or person, for invasion of privacy, personal injury to or death of any person or persons, or for losses, damages, or destruction of property, whether or not owned by others, proximately caused by the indemnifying Party's negligence or willful misconduct, regardless of form of action. The indemnified Party agrees to notify the other Party promptly, in writing, of any written claims, lawsuits, or demands for which it is claimed that the indemnifying Party is responsible under this Section and to cooperate in every reasonable way to facilitate defense or settlement of claims. The indemnifying Party shall have complete control over defense of the case and over the terms of any proposed settlement or compromise thereof. The indemnifying Party shall not be liable under this Section for settlement by the indemnified Party or any claim, lawsuit, or demand, if the indemnifying Party has not approved the settlement in advance, unless the indemnifying Party has had the defense of the claim, lawsuit, or demand tendered to it in writing and has failed to assume such defense. In the event of such failure to assume defense, the indemnifying Party shall be liable for any reasonable settlement made by the indemnified Party without approval of the indemnifying Party.

     24.2  End User and Content-Related Claims.  Each Party agrees to release,
           -----------------------------------
           indemnify, defend, and hold harmless the other Party, its affiliates, and any third-party provider or operator of facilities involved in the provision of Services, Unbundled Network Elements or Facilities under this Agreement (collectively, the "Indemnified Party") from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by either Party's end users against an Indemnified Party arising from Services, Unbundled Network Elements or Facilities. Each Party further agrees to release, indemnify, defend, and hold harmless the Indemnified Party from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by any Third Party against an Indemnified Party arising from or in any way related to actual or alleged defamation, libel, slander, interference with or misappropriation of proprietary or creative right, or any other injury to any person or property arising out of content transmitted by the Indemnified Party or such Party's end users, or any other act or omission of the Indemnified Party or such Party's end users.

     24.3  DISCLAIMER.  EXCEPT AS SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS
           ----------
           AGREEMENT, PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES TO CUSTOMER CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES, UNBUNDLED NETWORK

                                    III-10

           ELEMENTS OR FACILITIES PROVIDED UNDER THIS AGREEMENT. PROVIDER DISCLAIMS, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR FROM USAGES OF TRADE.

     24.4  Limitation of Liability.  Each Party's liability, whether in
           -----------------------
           contract, tort or otherwise, shall be limited to direct damages, which shall not exceed the monthly charges for the Services, Unbundled Network Elements or facilities for the month during which the claim of liability arose. Under no circumstance shall either Party be responsible or liable for indirect, incidental, or consequential damages, including, but not limited to, economic loss or lost business or profits, damages arising from the use or performance of equipment or software, or the loss of use of software or equipment, or any accessories attached thereto, delay, error, or loss of data. Should either Party provide advice, make recommendations, or supply other analysis related to the Services, unbundled network elements or facilities described in this Agreement, this limitation of liability shall apply to provision of such advice, recommendations, and analysis.

     24.5  Intellectual Property.  Neither Party shall have any obligation to
           ---------------------
           defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other based on or arising from any claim, demand, or proceeding by any Third Party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision or use of any facilities by either Party under this Agreement constitutes direct or contributory infringement, or misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any Third Party.

25.  Multiple Counterparts.  This Agreement may be executed in multiple
     ---------------------
     counterparts, each of which shall be deemed an original, but all of which shall together constitute but one and the same document.

26.  No Offer.  This Agreement will be effective only upon execution and
     --------
     delivery by both Parties and approval by the Commission in accordance with
     Section 252 of the Act.

27.  No Third Party Beneficiaries.  Except as may be specifically set forth in
     ----------------------------
     this Agreement, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other right or privilege.

28.  Notices.  Any notice to a Party required or permitted under this Agreement
     -------
     shall be in writing and shall be deemed to have been received on the date of service if served personally, on the date receipt is acknowledged in writing by the recipient if delivered by regular U.S. mail, or on the date stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Upon prior immediate oral

                                    III-11
     agreement of the parties' designated recipients identified below, notice may also be provided by facsimile, internet or electronic messaging system, which shall be effective if sent before 5:00 p.m., recipient's local time, on that day, or if sent after 5:00 p.m., recipient's local time, it will be effective on the next Business Day following the date sent. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section:

     If to GTE:    GTE Northwest Incorporated
                   Attention: Assistant Vice President/Associate General
                   Counsel Service Corporation
                   600 Hidden Ridge, HQEWMNOTICES
                   Irving, Texas  75038
                   Telephone number: 972/718-6361
                   Facsimile number: 972/718-3404
     And
                   GTE Northwest Incorporated
                   Attention: Director-Wholesale Contract Compliance
                   Network Services
                   600 Hidden Ridge - HQEWMNOTICES
                   Irving, TX 75038
                   Telephone number: 972/718-5988
                   Facsimile number: 972/718-1519

     If to ELI:    Electric Lightwave, Inc.
                   Attention: Susan McAdams
                              Vice President, Government and External Affairs
                   4400 NE 77/th/ Avenue,
                   Vancouver, WA
                   Telephone number: 360-816-3236
                   Facsimile number: 360-816-3821

29.  Protection.
     ----------

     29.1  Impairment of Service.  The characteristics and methods of operation
           ---------------------
           of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not interfere with or impair service over any facilities of the other Party, its affiliated companies, or its connecting and concurring carriers involved in its services, cause damage to their plant, violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities or create hazards to the employees of either Party or to the public (each hereinafter referred to as an "Impairment of Service").

                                    III-12

     29.2  Resolution.  If either Party causes an Impairment in Service, the
           ----------
           Party whose network or service is being impaired (the "Impaired Party") shall promptly notify the Party causing the Impairment of Service (the "Impairing Party") of the nature and location of the problem and that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The Impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairing Party is unable to promptly remedy the Impairment of Service, then the Impaired Party may at its option temporarily discontinue the use of the affected circuit, facility or equipment.

30.  Publicity.  Any news release, public announcement, advertising, or any form
     ---------
     of publicity pertaining to this Agreement, provision of Services, Unbundled Network Elements or Facilities pursuant to it, or association of the Parties with respect to provision of the services described in this Agreement, for promotional or other commercial purposes shall be subject to prior written approval of both GTE and ELI.

31.  Regulatory Agency Control.  This Agreement shall at all times be subject to
     -------------------------
     changes, modifications, orders, and rulings by the Federal Communications Commission and/or the applicable state utility regulatory commission to the extent the substance of this Agreement is or becomes subject to the jurisdiction of such agency.

32.  Changes in Legal Requirements.  GTE and ELI further agree that the terms
     -----------------------------
     and conditions of this Agreement were composed in order to effectuate the legal requirements in effect at the time the Agreement was produced. Any modifications to those requirements that subsequently may be prescribed by final and effective action of any federal, state, or local governmental authority will be deemed to automatically supersede any terms and conditions of this Agreement. Notwithstanding this section, neither Party waives any rights it otherwise has to dispute any action taken or not taken by the other Party in reliance on this section 32.

33.  Effective Date.  This Agreement will be effective upon approval by the
     --------------
     Commission in accordance with Section 252 of the Act. If this Agreement or changes or modifications thereto are subject to approval of a regulatory agency, the "effective date" of this Agreement for such purposes will be the date of such approval. Such date shall become the "effective date" of this Agreement for all purposes, except that ELI shall not submit LSR orders for resold services or unbundled network elements under the rates, terms, and conditions of this Agreement before the tenth business day after the effective date of the Agreement.

34.  Regulatory Matters.  Each Party shall be responsible for obtaining and
     ------------------
     keeping in effect all their own FCC, state regulatory commission, franchise authority and other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement.

                                    III-13

35.  Rule of Construction.  No rule of construction requiring interpretation
     --------------------
     against the drafting party hereof shall apply in the interpretation of this Agreement.

36.  Section References.  Except as otherwise specified, references within an
     ------------------
     Article of this Agreement to a Section refer to Sections within that same Article.

37.  Service Standards.
     -----------------

     37.1 The Parties hereby acknowledge the exchange of Performance Measures as described in Appendix 37A. The Performance Measures detail the areas of performance to be tracked and reported in accordance with the provision of services under the terms and conditions of this Agreement. The results of these Performance Measures shall be used to indicate the level of quality of service GTE provides to ELI. The service quality standards included in Appendix 37A reflect the standards that GTE currently makes available to all CLECs. By agreeing to include those standards in Appendix 37A, ELI does not agree that GTE's compliance with those standards necessarily satisfies GTE's obligations under the Act or state law, and ELI reserves the right to dispute whether the service quality GTE provides to ELI complies with the Act or state law, regardless of whether that service quality complies with the standards in Appendix 37A. GTE will make available to ELI, upon request to its GTE Account Manager, the CLEC Aggregate report and the monthly ELI Profile report with comparisons in performance compiled on a monthly, rolling three-month and year-to-date basis. The monthly ELI Profile report will provide ELI specific performance data.

     37.2 Each Party may provide input to the Commission, the FCC, and various telecommunications industry forums defining or establishing national or state-specific standards for methods of quality measurement, reporting, and remedies. The Parties agree that the Performance Measures identified in Section 37.1 of this Article are provisional, subject to expansion by GTE and evolution within the industry. The Parties further agree that such Performance Measures are subject to further modification by final and binding orders, rules, and decisions of the Commission and/or FCC thereby defining or establishing national or state-specific standards for methods of quality measurement, reporting, and remedies.

     37.3 Subsequent to GTE's adoption and system implementation of applicable industry, Commission, or FCC standards, measurements, reporting, and remedies, the Parties shall implement those new and/or modified requirements as they continue to evolve. In doing so, the Parties agree that the Performance Measures identified in Section 37.1 of this Article shall be replaced in their entirety.

     37.4 The Parties shall notify each other of any network events that can result or have resulted in service interruption, blocked calls, and/or changes in network performance. Such notification, however, shall not relieve either Party of its obligations or responsibilities under this Agreement or applicable law.

                                    III-14

38.  Severability.  If any provision of this Agreement is held by a court or
     ------------
     regulatory agency of competent jurisdiction to be unenforceable, the rest of the Agreement shall remain in full force and effect and shall not be affected unless removal of that provision results in a material change to this Agreement. If a material change as described in this paragraph occurs as a result of final and effective action by a court or regulatory agency, the Parties shall negotiate in good faith for replacement language. If replacement language cannot be agreed upon within a reasonable period, either Party may terminate this Agreement without penalty or liability for such termination upon written notice to the other Party. To the extent not inconsistent with this section 38, the Parties' existing service arrangements may continue without interruption under (a) a new agreement voluntarily executed by the Parties; (b) standard terms and conditions approved and made generally effective by the Commission, if any; (c) tariff terms and conditions made generally available to all CLECs; or (d) any rights under Section 252(i) of the Act.

39.  Subcontractors.  Provider may enter into subcontracts with third parties or
     --------------
     affiliates for the performance of any of Provider's duties or obligations under this Agreement.

40.  Subsequent Law.  The terms and conditions of this Agreement shall be
     --------------
     subject to any and all applicable laws, rules, or regulations that subsequently may be prescribed by final and effective action of any federal, state or local governmental authority. To the extent required by any such subsequently prescribed law, rule, or regulation, the Parties agree to modify, in writing, the affected term(s) and condition(s) of this Agreement to bring them into compliance with such law, rule, or regulation.

41.  Taxes.  Any federal, state or local taxes (excluding any taxes levied on
     -----
     income), fee, surcharge, or other tax-like charge imposed, or sought to be imposed, on or with respect to the services provided under this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. The collecting Party shall charge and collect from the obligated Party, and the obligated Party agrees to pay to the collecting Party, all applicable taxes, except to the extent that the obligated Party notifies the collecting Party and provides to the collecting Party appropriate documentation that qualifies the obligated Party for a full or partial exemption. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The obligated Party may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The collecting Party shall cooperate in any such contest by the other Party. The other Party will indemnify the collecting Party from any sales or use taxes that may be subsequently levied on payments by the other Party by the collecting Party.

     41.1 Tax - A charge which is statutorily imposed by the state or local jurisdiction and is either (a) imposed on the seller with the seller having the right or responsibility to pass the charge(s) on to the purchaser and the seller is responsible for remitting

                                    III-15
           the charge(s) to the state or local jurisdiction or (b) imposed on the purchaser with the seller having an obligation to collect the charge(s) from the purchaser and remit the charge(s) to the state or local jurisdiction.

           Taxes shall include but not be limited to: federal excise tax, state/local sales and use tax, state/local utility user tax, state/local telecommunication excise tax, state/local gross receipts tax, and local school taxes. Taxes shall not include income, income-like, gross receipts on the revenue of a provider, or property taxes. Taxes shall not include payroll withholding taxes unless specifically required by statute or ordinance.

     41.2 Fees/Regulatory Surcharges - A charge imposed by a regulatory authority, other agency, or resulting from a contractual obligation, in which the seller is responsible or required to collect the fee/surcharge from the purchaser and the seller is responsible for remitting the charge to the regulatory authority, other agency, or contracting party.

           Fees/Regulatory Surcharges shall include but not be limited to E911/911, E311/311, franchise fees, Lifeline, universal service, Telecommunications Relay Service, and Commission surcharges.

42.  Trademarks and Trade Names.  Except as specifically set out in this
     --------------------------
     Agreement, nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for any purpose whatsoever.

43.  Waiver.  The failure of either Party to insist upon the performance of any
     ------
     provision of this Agreement, or to exercise any right or privilege granted to it under this Agreement, shall not be construed as a waiver of such provision or any provisions of this Agreement, and the same shall continue in full force and effect.

44.  Environmental Responsibility.
     ----------------------------

     44.1 GTE and ELI agree to comply with applicable federal, state and local environmental and safety laws and regulations including U.S. Environmental Protection Agency (EPA) regulations issued under the Clean Air Act, Clean Water Act, Resource Conservation and Recovery Act, Comprehensive Environmental Response, Compensation and Liability Act, Superfund Amendments and Reauthorization Act and the Toxic Substances Control Act and OSHA regulations issued under the Occupational Safety and Health Act of 1970 ("EH&S Laws"). Each Party has the responsibility to notify the other if Compliance inspections occur and/or citations are issued that impact any aspect of this Agreement such as occurring on a LEC Facility or involving ELI potential employee exposure.

                                    III-16

     44.2 GTE and ELI shall provide notice of known and recognized physical hazards or hazardous chemicals that must include providing Material Safety Data Sheets (MSDSs) for materials existing on site or brought on site to the Facility. Each Party is required to provide specific notice for potential imminent danger conditions which could include, but is not limited to, a defective utility pole or significant petroleum contamination in a manhole.

     44.3 GTE will make available additional environmental control or safety procedures for ELI to review and follow when working at a GTE Facility. Providing these procedures, beyond government regulatory Compliance requirements, is the decision of GTE. These practices/procedures will represent the regular work practices required to be followed by the employees and contractors of GTE for safety and environmental protection.

     44.4 Any materials brought, used or remaining at the Facility by ELI are owned by ELI. ELI will indemnify GTE for these materials. No substantial new safety or environmental hazards can be created or new hazardous materials can be used at a GTE Facility. ELI must demonstrate adequate emergency response capabilities for its materials used or remaining at the GTE Facility.

     44.5 If Third Party contamination is discovered at a GTE Facility, the Party uncovering the condition must notify the proper safety or environmental authorities, to the extent required under EH&S laws. ELI will consult with GTE prior to making the notification, unless the time required for prior consultation would preclude ELI from complying with the applicable reporting requirement. ELI must also notify GTE of Third Party contamination it discovers at GTE facilities.

     44.6 ELI should obtain and use its own environmental permits, approvals, or identification numbers, to the extent such permits, approvals, or identification numbers are required under applicable EH&S Laws. If the relevant regulatory authority refuses to issue a separate permit, approval, or identification number to ELI, then GTE's permit, approval, or identification number may be used, and ELI must comply with all of GTE's environmental practices/procedures relating to the activity in question, including use of environmental "best management practices (BMP)" and/or selection of disposition vendors and disposal sites in accordance with GTE's selection criteria.

     44.7 ELI visitors must comply with GTE security, fire safety, safety, environmental and building practices/codes including equivalent employee training when working in GTE facilities.

     44.8 GTE and ELI shall coordinate plans or information required to be submitted to government agencies, such as emergency response plans and community reporting. If fees are associated with filing, GTE and ELI must develop a cost sharing procedure.

                                    III-17

     44.9 Notwithstanding Section 23, with respect to environmental responsibility under this Section 44, GTE and ELI shall indemnify, defend and hold harmless the other party from and against any claims (including, without limitation, Third Party claims for personal injury or real or personal property damage), judgments, damages (including direct and indirect damage, and punitive damages), penalties, fines, forfeitures, cost, liabilities, interest and losses proximately caused by the indemnifying Party's negligent or willful misconduct regardless of form, or in connection with the violation or alleged violation of any applicable requirement with respect to the presence or alleged presence of contamination arising out of the indemnifying party's acts or omissions concerning its operations at the Facility.

     44.10 Activities impacting safety or the environment of a Right of Way must be harmonized with the specific agreement and the relationship between GTE and the private land owner. This could include limitations on equipment access due to environmental conditions (e.g., wetland area with equipment restrictions).

45.  TBD Prices.  Numerous provisions in this Agreement and its Attachments
     ----------
     refer to pricing principles. If a provision references prices in an Attachment and there are no corresponding prices in such Attachment, such price shall be considered "To Be Determined" ("TBD"). With respect to all TBD prices, prior to ELI ordering any such TBD item, the Parties shall meet and confer to establish a price. If the Parties are unable to reach agreement on a price for such item, an interim price shall be set for such item that is equal to the price for the nearest analogous item for which a price has been established (for example, if there is not an established price for a non recurring charge ("NRC") for a specific network element, the Parties would use the NRC for the most analogous retail service for which there is an established price). Any interim prices so set shall be subject to modification by any subsequent decision of the Commission. If an interim price is different from the rate subsequently established by the Commission, any underpayment shall be paid by ELI to GTE, and any overpayment shall be refunded by GTE to ELI, within 45 Business Days after the establishment of the price by the Commission.

46.  Amendment of Certain Rates, Terms, and Conditions.  The rates, terms, and
     -------------------------------------------------
     conditions in this Agreement that are specified in Attachment 46A (the "AT&T Terms") were taken from the GTE/ AT&T Interconnection, Resale and Unbundling Agreement (the AT&T Agreement) approved by the Commission in Order No. 99-028 in Docket No. ARB 5. The rates, terms, and conditions not included in this Agreement but referenced in Attachment 46B (the "GTE Terms") were excluded from the AT&T Agreement by the Commission in Docket No. ARB 5. GTE and ELI agree that if the "AT&T Terms" are deemed to be unlawful, or are stayed, enjoined or otherwise modified, in whole or in part, by a court or commission of competent jurisdiction, then this Agreement shall be deemed to have been amended accordingly, by modification of the "AT&T Terms" or, as appropriate, the substitution of "GTE Terms" for all stayed and enjoined "AT&T Terms",

                                    III-18
     and such amendments shall be effective retroactive to the Effective Date of this Agreement.

     GTE and ELI further agree that the terms and conditions of this Agreement reflect certain requirements of the FCC's First Report and Order in CC Docket No. 96-98. The terms and conditions of this Agreement shall be subject to any and all actions by any court or other governmental authority that invalidate, stay, vacate or otherwise modify or reinstate the FCC's First Report and Order, in whole or in part ("Action"). To the extent warranted by any such Action, the Parties agree that this Agreement shall be deemed to have been modified accordingly as in the first paragraph of this Section 46. The Parties agree to immediately apply any affected terms and conditions, including any in other sections and articles of this Agreement, consistent with such Action, and within a reasonable time incorporate such modified terms and conditions in writing into the Agreement. If the "AT&T Terms" are affected by such Action and they cannot be applied in a manner consistent with that Action, the "GTE Terms" shall apply. ELI acknowledges that GTE may seek to enforce such Action before a commission or court of competent jurisdiction. GTE does not waive any position regarding the illegality or inappropriateness of the FCC's First Report and Order.

     The rates, terms and conditions (including rates which may be applicable under true-up) specified in both the "GTE Terms" and the "AT&T Terms" are further subject to amendment to provide for charges or rate adjustments resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's end user surcharge), the establishment of a competitively neutral universal service system, or any appeal or other litigation. Any amendment to the "AT&T Terms" required as a result of any final Commission and/or court order resolving the appeal of, or other litigation over, the interconnection agreement from which the "AT&T Terms" are derived, shall be incorporated into this Agreement according to the terms of that final order, including any retroactive application of that amendment. The results of any future Commission or other proceedings shall be incorporated into this Agreement according to the terms of the final Commission and/or court order resolving that proceeding, including any retroactive application of those results.

     If the Commission (or any other commission or federal or state court) in reviewing this Agreement pursuant to applicable state and federal laws, including Section 252(e) of the Telecommunications Act of 1996, deletes or modifies in any way this Section 46, this entire Agreement is void and will not become effective, and the Parties agree to withdraw this Agreement from consideration by the Commission (or any other commission or federal or state court). If this Agreement is voided by operation of this provision, the Parties agree to immediately begin negotiations for a new agreement, and to treat the date that this Agreement became void as the one hundredth (100th) calendar day from GTE's receipt of a renewed request for negotiations by ELI for negotiations under Section 252 of the Act.

                                    III-19

                                  ARTICLE IV
                    GENERAL RULES GOVERNING RESOLD SERVICES
                            AND UNBUNDLED ELEMENTS


1.   General.  General regulations, terms and conditions governing rate
     -------
     applications, technical parameters, service availability, definitions and feature interactions, as described in the appropriate GTE intrastate local, toll and access tariffs, apply to retail services made available by GTE to ELI for resale and unbundled network elements provided by GTE to ELI, when appropriate, unless otherwise specified in this Agreement. As applied to services or network elements offered under this Agreement, the term "Customer" contained in the GTE Retail Tariff shall be deemed to mean "ELI" as defined in this Agreement.

2.   Liability of GTE.
     ----------------

     2.1  Inapplicability of Tariff Liability.  GTE's general liability, as
          -----------------------------------
          described in the GTE Retail Tariff, does not extend to ELI's customers or any other Third Party. Liability of GTE to ELI resulting from any and all causes arising out of services, facilities, network elements or any other items relating to this Agreement shall be governed by the liability provisions contained in this Agreement and no other liability whatsoever shall attach to GTE. GTE shall be liable for the individual services, facilities or elements that it separately provides to ELI and shall not be liable for the integration of components combined by ELI.

     2.2  ELI Tariffs or Contracts.  GTE shall not be liable to ELI's end users
          ------------------------
          or any third parties for any indirect, special or consequential damages, including, but not limited to, economic loss or lost business or profits, whether foreseeable or not, and regardless of notification by ELI of the possibility of such damages and ELI shall indemnify and hold GTE harmless from any and all claims, demands, causes of action and liabilities based on any reason whatsoever from its customers as provided in this Agreement. Nothing in this Agreement shall be deemed to create a Third Party beneficiary relationship with ELI's end users. To the extent practicable, ELI will include a provision in its tariffs, price lists, or contracts for services provided to end-users so limiting the liability of other LECs, like GTE, that provide underlying services, facilities, or network elements.

     2.3  No Liability for Errors.  GTE is liable for mistakes that appear in
          -----------------------
          GTE's listings, 911 and other information databases, or for incorrect referrals of end users to ELI for any ongoing ELI service, sales, or repair inquiries only to the extent that GTE would be liable to its own end-user or other carrier customers under similar circumstances. With respect to mistakes or incorrect referrals for which GTE would not otherwise be liable, ELI shall indemnify and hold GTE harmless from any and all claims, demands, causes of action and liabilities whatsoever, including costs, expenses and reasonable attorney's fees incurred on account thereof, by third parties, including ELI's end users or employees. For purposes of the indemnity provided in this Section 2.3, mistakes and incorrect referrals for which GTE would not otherwise be liable shall not include matters arising out of the willful misconduct of GTE or its employees or agents.

3.   Unauthorized Changes.
     --------------------

     3.1  Procedures.  If ELI submits an order for resold services or unbundled
          ----------
          elements under this Agreement in order to provide service to an end user that at the time the order is submitted is obtaining its local services from GTE or another LEC using GTE resold services or unbundled elements, and the end user notifies GTE that the end user did not authorize ELI to provide local exchange services to the end user, ELI must provide GTE with confirmation in an industry-acceptable format of authorization from that end user within thirty (30) Business Days of notification by GTE. If ELI cannot provide such confirmation of authorization within such time frame, ELI must within three (3) Business Days thereafter:

          (a) notify GTE to change the end user back to the LEC providing service to the end user before the change to ELI was made; and

          (b) provide any end user information and billing records ELI has obtained relating to the end user to the LEC previously serving the end user; and

          (c) notify the end user and GTE that the change back to the previous LEC has been made.

     Furthermore, GTE will bill ELI fifty dollars ($50.00) per affected line to compensate GTE for switching the end user back to the original LEC.

4.   Impact of Payment of Charges on Service. ELI is solely responsible for
     ---------------------------------------
     the payment of all charges for all services, facilities and elements furnished under this Agreement, including, but not limited to, calls originated or accepted at its or its end users' service locations. If ELI fails to pay when due any and all charges billed to ELI under this Agreement, including any late payment charges (collectively, "Unpaid Charges"), and any or all such charges remain unpaid more than forty-five
     (45) Business Days after the due date of such Unpaid Charges excepting previously disputed charges for which ELI may withhold payment, GTE shall notify ELI in writing that it must pay all Unpaid Charges to GTE within seven (7) Business Days. If ELI disputes the billed charges, it shall, within said seven (7) day period, inform GTE in writing of which portion of the Unpaid Charges it disputes, including the specific details and reasons for the dispute, unless such reasons have been previously provided, and shall immediately pay to GTE all undisputed charges. If ELI and GTE are unable, within thirty (30) Business Days thereafter, to resolve issues related to the disputed charges, then either ELI or GTE may file a request for arbitration under Article III of this Agreement to resolve those issues. Upon resolution of any dispute hereunder, if ELI owes payment it shall make such payment to GTE with any late payment charge under Article III, Section 7.2, from the original payment due date. If ELI owes no payment, but has previously paid GTE such disputed payment, then GTE shall credit such payment including any late payment charges. GTE may discontinue service to ELI upon failure to pay undisputed charges as provided in this Section 4, and shall have no liability to ELI or ELI's end users in the event of such disconnection.

5.   Unlawful Use of Service.  Services, facilities or unbundled elements
     -----------------------
     provided by GTE pursuant to this Agreement shall not be used by ELI or its end users for any purpose in violation of law. ELI, and not GTE, shall be responsible to ensure that ELI and its end users' use of services, facilities or unbundled elements provided hereunder comply at all times with all applicable laws. GTE may refuse to furnish service to ELI or may disconnect particular services, facilities or unbundled elements provided under this Agreement to ELI or, as appropriate, ELI's end user when (i) an order is issued by a court of competent jurisdiction finding that probable cause exists to believe that the use made or to be made of the service, facilities or unbundled elements is prohibited by law or (ii) GTE is notified in writing by a law enforcement agency acting within its jurisdiction that any facility furnished by GTE is being used or will be used for the purpose of transmitting or receiving gambling information in interstate or foreign commerce in violation of law. Termination of service shall take place after reasonable notice is provided to ELI, or as ordered by the court. If facilities have been physically disconnected by law enforcement officials at the premises where located, and if there is not presented to GTE the written finding of a court, then upon request of ELI and agreement to pay restoral of service charges and other applicable service charges, GTE shall promptly restore such service.

6.   Timing of Messages.  With respect to GTE resold measured rate local
     ------------------
     service(s), chargeable time begins when a connection is established between the calling station and the called station. Chargeable time ends when the network connection is released by the switch. Timing of messages applicable to GTE's Port and Local Switching element (usage sensitive services) will be recorded based on originating and terminating access.

7.   Procedures For Preordering, Ordering, Provisioning, Etc.  Certain
     --------------------------------------------------------
     procedures for preordering, ordering, provisioning, maintenance and billing and electronic interfaces to access operational support systems for many of these functions are described in Appendix H.
                                      ----------

8.  Letter of Authorization.
    -----------------------

     8.1  Customer Proprietary Network Information.  GTE will not release the
          ----------------------------------------
          Customer Service Record ("CSR") containing Customer Proprietary Network Information ("CPNI") to ELI on GTE end user customer accounts unless ELI first provides to GTE a written Letter of Authorization ("LOA"), signed by the end user customer, authorizing the release of such information to ELI, or if state or federal law provides otherwise, in accordance with such law.

     8.2  Order Processing.  An LOA will be required before GTE will process an
          ----------------
          order for Services provided in cases in which the subscriber currently receives Exchange Service from GTE or from a local service provider other than ELI. Such LOA may be a blanket LOA or such other form as agreed upon between GTE and ELI.

9.   Customer Contacts.  Except as otherwise provided in this Agreement or as
     -----------------
     agreed to in a separate writing by ELI, ELI shall provide the exclusive interface with ELI's end user customers in connection with the marketing or offering of ELI services. Except as otherwise provided in this Agreement, in those instances in which GTE personnel are required pursuant to this Agreement to interface directly with ELI's end users, such personnel shall not identify themselves as representing GTE. All forms, business cards or other business materials furnished by GTE to ELI end users shall bear no corporate name, logo, trademark or trade name other than ELI's. In no event shall GTE personnel acting on behalf of ELI pursuant to this Agreement provide information to ELI end users about GTE products or services.

                                   ARTICLE V
           INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC


1.   Services Covered by This Article.
     --------------------------------

     1.1  Types of Services.  This Article governs the provision of
          -----------------
          interconnection services and facilities, meet point billing by GTE to ELI or by ELI to GTE and the transport and termination and billing of Local, IntraLATA Toll, optional EAS traffic and jointly provided Interexchange Carrier Access between GTE and ELI. The services and facilities described in this Article shall be referred to in this
          Article V as the "Services."

2.   Billing and Rates.
     -----------------

     2.1  Rates and Charges.  Customer agrees to pay to Provider the rates and
          -----------------
          charges for the Services set forth in the applicable appendices to this Agreement. GTE's rates and charges are set forth in Appendix C
                                                                    ----------
          attached to this Agreement and made a part hereof. ELI's separate rates and charges are also set forth in Appendix C attached hereto and
                                                  ----------
          made a part hereof.

     2.2  Billing.  Provider shall render to Customer a bill for interconnection
          -------
          services on a current basis. Charges for physical facilities and other nonusage sensitive charges shall be billed in advance, except for charges and credits associated with the initial or final bills. Usage sensitive charges, such as charges for termination of Local Traffic, shall be billed in arrears. Charges for traffic that has been routed over a jurisdictionally inappropriate trunk group (e.g., local traffic carried over trunks used for Switched Access Traffic) may be adjusted to reflect the appropriate compensation arrangement and may be handled as a post-billing adjustment to bills rendered. Additional matters relating to ordering, provisioning, and billing are included in Appendix H attached to this Agreement and made a part
                      ----------
          hereof.

     2.3  Billing Specifications.  The Parties agree that billing requirements
          ----------------------
          and outputs will be consistent with the Bellcore Output Specifications ("BOS").

          2.3.1  Usage Measurement.  Usage measurement for calls shall begin
                 -----------------
                 when answer supervision or equivalent SS7 message is received from the terminating office and shall end at the time of call disconnect by the calling or called subscriber, including time released call disconnect.

          2.3.2  Minutes of Use.  Minutes of use ("MOU"), or fractions thereof,
                 --------------
                 shall not be rounded upward on a per-call basis, but will be accumulated over the billing period. At the end of the billing period, any remaining fraction shall be rounded up to the nearest whole minute to arrive at total billable minutes for each interconnection. MOU shall be collected and measured in minutes, seconds, and tenths of seconds.

     2.4  Billing Disputes.  Disputes arising out of services and facilities
          ----------------
          provided pursuant to this Article shall be resolved according to the procedures established in Section 7.1 of Article III of this Agreement.

3.   Transport and Termination of Traffic.
     ------------------------------------

     3.1  Traffic to be Exchanged.  The Parties shall reciprocally terminate
          -----------------------
          Local, IntraLATA Toll, optional EAS, and jointly provided Interexchange Carrier Traffic originating on each other's networks utilizing either Direct or Indirect Network Interconnections as provided in Section 4 or Section 5 of this Article. To this end, the Parties agree that there will be interoperability between their networks. The Parties agree to exchange traffic associated with third party LECs, CLECs and Wireless Service Providers pursuant to the compensation arrangement specified in Section 3.3 of this Article. Only traffic originated by and/or terminated to a Party's or the Parties' end user customer(s) is to be exchanged. In addition, the Parties will notify each other of any anticipated change in traffic to be exchanged (e.g., traffic type, volume).

     3.2  Compensation For Exchange Of Traffic.
          ------------------------------------

          3.2.1  Mutual Compensation.  The Parties shall compensate each other
                 -------------------
                 for the exchange of Local Traffic at the reciprocal rates established in Appendix C. For purposes of this Agreement, GTE shall compensate ELI at the tandem rate for terminating all Local Traffic GTE delivers to ELI for termination; provided, however, that GTE shall compensate ELI at the end office rate until such time as 47 C.F.R (S) 51.711(a)(3) is reinstated. ELI shall compensate GTE at the tandem rate for terminating Local Traffic ELI delivers to GTE at a GTE tandem, and at the end office rate for Local Traffic ELI delivers to GTE at a GTE end office. Charges for the transport and termination of non-Local Traffic, including optional EAS, intraLATA toll, and interexchange traffic, shall be in accordance with the Parties' respective intrastate or interstate access tariffs or price lists, as appropriate.

          3.2.2  Bill-and-Keep.  Either Party may request that a joint traffic
                 -------------
                 study be performed no more frequently than once a quarter. Should such traffic study indicate, in the aggregate, that neither Party is terminating more than 60 percent of the Parties' total terminated minutes for Local Traffic (referred to as "Traffic Balance"), the Parties shall use a Bill-and-Keep Arrangement with respect to termination of Local Traffic only, which shall be implemented on the next billing cycle at least ten (10) business days following notification by either Party that Traffic Balance exists. Either Party may request a subsequent traffic study no more frequently than once every six months, and if such a study indicates, in the aggregate, that either Party is terminating more than 60 percent of the Parties' total terminated minutes for Local Traffic, either Party may notify the other that mutual compensation as described in Section 3.2.1 shall resume on the next billing cycle at least ten (10) business days following that notification. Nothing in this Section 3.2.2 shall be interpreted to (i) change compensation set forth in this Agreement for traffic or services other than Local Traffic, including but not limited to interconnection facilities, access traffic or wireless traffic, or (ii) allow either Party to aggregate traffic other than Local Traffic for the purpose of compensation under the Bill-and-Keep Arrangement described in this Section 3.2.2, except as set forth in Section 3.1 above.

     3.3  Tandem and Transit Switching Traffic.  GTE shall provide tandem
          ------------------------------------
          switching for traffic between GTE end offices subtending its tandems ("tandem switching"), as well as for traffic between ELI's end users and any Third Party that is interconnected to GTE's tandems ("transit tandem switching"), and ELI shall provide switching between GTE's end users and any Third Party that is directly interconnected with ELI's switch(es) ("transit switching"), as follows:

          3.3.1 The originating Party will compensate the tandem/transit switching Party for each minute of originated tandem/transit switched traffic that terminates to a Third Party (e.g., other CLEC, ILEC, or wireless service provider). The applicable rate for this charge is identified in Appendix C.
                                                  ----------

          3.3.2 The originating Party also assumes responsibility for compensation to the company that terminates the call.

          3.3.3 The Parties agree to enter into their own agreements with Third Parties. In the event that either Party sends traffic through the other Party's network to a Third Party with whom the originating Party does not have a traffic interexchange agreement, the originating Party agrees to indemnify the transiting Party for any termination charges rendered by the Third Party for such traffic.

     3.4  Inter-Tandem Switching.  The Parties will only use inter-tandem
          ----------------------
          switching for the transport and termination of intraLATA toll traffic (including optional EAS) originating on each other's network at and after such time as ELI has agreed to and fully implemented an existing intraLATA toll compensation mechanism such as IntraLATA Terminating Access Compensation (ITAC) or a functional equivalent thereof. The Parties will only use inter-tandem switching for the transport and termination of Local Traffic originating on each other's network at and after such time as the Parties have agreed to and fully implemented generally accepted industry signaling standards and AMA record standards which shall support the recognition of multiple tandem switching events.

     3.5  IntraLATA Toll Compensation Plan.  If ELI becomes an active
          --------------------------------
          participant in an existing industry intraLATA toll compensation plan, and GTE is also a participant in that plan, the Parties agree to use that compensation plan, instead of other processes that may be specified in this Article V, as the billing processes for switched access charges for intraLATA toll traffic. This includes intraLATA toll traffic exchanged between the Parties, as well as intraLATA toll traffic originated by one Party that transits the other Party's network to terminate to a third party. Until such time as the Parties have the capability to indentify, measure, and adjust billing records for this traffic when it is routed over a combined trunk group, the Parties agree to use a separate dedicated trunk group for this traffic.

4.   Direct Network Interconnection.
     ------------------------------

     4.1  Network Interconnection Architecture.  ELI may interconnect with GTE
          ------------------------------------
          at any of the Currently Available points required by the FCC or the Commission. ELI may request, and GTE shall consider, interconnection at additional points on an individual case basis. Interconnection will be as specified in the following subsections. The installation timeline may vary based on the configuration, but GTE will work with ELI in all circumstances to install "IPs" within 120 calendar days absent extenuating circumstances. Network interconnection and protocol must be based on industry standards developed consistent with the Act and applicable FCC or State requirements.

          4.1.1 Subject to mutual agreement, the Parties may use the following types of network facility interconnection, using such interface media as are appropriate to support the type of interconnection requested.

                 (a) A Mid-Span Fiber Meet within an existing GTE exchange area whereby the Parties mutually agree to jointly plan and engineer their facility "IP" at a designated manhole or junction location. The "IP" is the demarcation between ownership of the fiber transmission facility. Each party is individually responsible for its incurred costs in establishing this arrangement.

                 (b) A Virtual or Physical EIS arrangement at a GTE wire center subject to the rates, terms, and conditions contained in
                 Article IX of this Agreement and GTE's applicable tariffs.

                 (c) A Special Access arrangement and/or CLEC Dedicated Transport arrangement terminating at a GTE wire center subject to the rates, terms, and conditions contained in GTE's applicable tariffs. These facilities will meet the standards set forth in such tariffs.

          4.1.2 Virtual and Physical EIS arrangements are governed by appropriate GTE tariffs, except as provided in Article IX,
                 Section 1.3.

     4.2  Compensation.  Unless the Parties otherwise mutually agree, the
          ------------
          Parties agree to the following compensation for interconnection facilities, depending on facility type.

          4.2.1 Mid-Span Fiber Meet: GTE will charge special access (flat rated) transport from the applicable intrastate access tariff and will rate charges between the "IP" and GTE's interconnection switch. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. The initial proportionate share factor for facilities shall be negotiated by the Parties and updated quarterly in like manner or as the Parties otherwise agree. ELI will charge flat rated transport to GTE for ELI facilities used by GTE at the rates in ELI's tariff or price list, or as mutually agreed. ELI will apply charges based on the lesser of: (i) the airline mileage from the "IP" to the ELI switch; or (ii) the airline mileage from the GTE switch to the serving area boundary.

          4.2.2 Collocation: GTE will charge Virtual or Physical EIS rates from the applicable GTE tariff. Charges for EIS cross-connect facilities used to connect ELI's collocated equipment with GTE's switch will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. ELI will charge GTE flat rated transport at the rates in ELI's tariff or price list, or as mutually agreed, to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. ELI will apply charges based on the lesser of: (i) the airline mileage from the "IP" to the ELI switch; or (ii) two (2) times the airline mileage from the GTE switch to the serving area boundary.

          4.2.3 Special Access and/or CLEC Dedicated Transport: GTE will charge special access and/or switched access rates from the applicable GTE intrastate access tariff. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. The Parties will negotiate an initial factor representative of the proportionate share of the facilities. This factor will be updated quarterly in like manner or as the Parties otherwise agree.

     4.3  Trunking Requirements.
          ---------------------

          4.3.1 The Parties shall establish and maintain trunks over which each Party shall terminate to its end users the Exchange Services, Local Traffic and intraLATA toll or optional EAS traffic originated by the end users of the other Party.

          4.3.2 The Parties agree to establish trunk groups of sufficient capacity from the interconnecting facilities such that trunking is available to any switching center designated by either Party, including end offices, tandems, 911 routing switches, and directory assistance/operator service switches. The Parties will mutually agree where one-way or two-way trunking will be available. The Parties may use two-way trunks for delivery of local traffic or either Party may elect to provision its own one-way trunks for delivery of local traffic to the other Party. If a Party elects to provision its own one-way trunks, that Party will be responsible for its own expenses associated with the trunks.

          4.3.3 ELI and GTE shall, where applicable, make reciprocally available, by mutual agreement, the required trunk groups to handle different traffic types. ELI and GTE will support the provisioning of trunk groups that carry combined or separate Local Traffic and intraLATA toll and optional EAS traffic. The Parties shall establish and maintain separate trunk groups for the following: (1) to originate and terminate interLATA calls when either Party is acting as an IXC and ordering switched access service from the other Party; (2) to provide joint Switched Access Service to IXCs; and (3) for other types of traffic as the Parties mutually agree. To the extent ELI desires to have any IXC originate or terminate traffic to ELI using jointly provided switched access facilities routed through a GTE tandem, it is the responsibility of ELI to arrange for such IXC to issue an ASR to GTE to direct GTE to route the traffic. If GTE does not receive an ASR from the IXC, GTE will initially route the switched access traffic between the IXC and ELI. If the IXC subsequently indicates that it does not want the traffic routed to or from ELI, GTE will not route the traffic to or from ELI.

                 4.3.3.1 Each Party agrees to route traffic only over the proper jurisdictional trunk group.

                 4.3.3.2 Each Party shall only deliver traffic over the local interconnection trunk groups to the other Party's tandem or switch performing a tandem function for those publicly-dialable NXX Codes served by end offices that directly subtend the tandem or switch or to those LECs or wireless service providers that directly subtend the tandem or switch.

                 4.3.3.3 Neither Party shall route Switched Access Service traffic over local interconnection trunks. Neither Party shall route local traffic over Switched Access Service trunks, except, and only to the extent necessary, to remedy, avoid, or relieve significant traffic blockage occurring on the proper jurisdictional trunk group.

          4.3.4 ELI and GTE will reciprocally provide Percent Local Usage ("PLU") factors to each other on a quarterly basis to identify the proper jurisdiction of each call type that is carried over the required trunks. If either Party does not provide to the other Party an updated PLU, the previous PLU will be utilized. The Parties agree to the initial PLU factor as set forth in Appendix C.

          4.3.5 Reciprocal traffic exchange arrangement trunk connections shall be made at a DS-1 or multiple DS-1 level, DS-3, (SONET where technically available) and shall be jointly-engineered and maintained to an objective P.01 grade of service.

          4.3.6 ELI and GTE agree to use diligent efforts to develop and agree on a Joint Interconnection Grooming Plan prescribing standards to ensure that the reciprocal traffic exchange arrangement trunk groups are maintained at consistent P.01 or better grades of service. Such plan shall also include mutually-agreed upon default standards for the configuration of all segregated trunk groups.

          4.3.7 Signaling System 7 ("SS7") Common Channel Signaling will be used to the extent that such technology is available. If SS7 is not available, Multi-Frequency Signaling ("MF") will be used as specified.

          4.3.8 The Parties agree to offer and provide to each other B8ZS Extended Superframe Format ("ESF") facilities, where available, capable of voice and data traffic transmission.

          4.3.9 The Parties will support intercompany 64kbps clear channel where available.

          4.3.10 Orders between the Parties to establish, add, change, or disconnect trunks shall be processed by use of an Access Service Request ("ASR"), or another industry standard eventually adopted to replace the ASR for local service ordering as referenced in Appendix H.

          4.3.11 The Parties will work together to establish high usage end-office trunk groups sufficient to handle the greater of the actual or reasonably forecasted traffic volumes between ELI and a GTE end office.

     4.4  Network Redesigns Initiated by GTE.  GTE will not charge ELI when GTE
          ----------------------------------
          initiates its own network redesigns/reconfigurations, but GTE shall make best efforts to notify ELI of any GTE network redesigns/reconfigurations that will affect ELI's facilities sufficiently in advance to enable ELI to accommodate such network redesign/reconfiguration. The Parties shall coordinate deployment and accommodation of any such network redesigns/reconfigurations to avoid or minimize disruption in services provided to their end users.

     4.5  Calling Scopes for Tandem and End Office Interconnection.
          --------------------------------------------------------

          4.5.1 GTE Tandem Interconnection calling scope (originating and terminating) is to those GTE end offices which subtend the GTE tandem to which the connection is made except as provided for in Section 3.3 of this Article.

          4.5.2 GTE End Office Interconnection calling scope (originating and terminating) is only to the end office to which the connection is made and its remotes.

     4.6  Trunk Forecasting.
          -----------------

          4.6.1 The Parties will work towards the development of joint forecasting of trunk groups. GTE shall share with ELI the applicable information necessary to facilitate the Parties' joint planning and forecasing efforts. Intercompany forecast information must be provided by the Parties to each other twice a year. The semi-annual forecasts will include:

                 (1) yearly forecasted trunk quantities for no less than a two-year period (current year, plus one year); and

                 (2) the use of (i) CLCI-MSG codes, which are described in Bellcore document BR 795-100-100; (ii) circuit identifier codes as described in BR 795-400-100; and (iii) Trunk Group Serial Number (TGSN) as described in BR 751-100-195.

          4.6.2 Description of major network projects that affect the other Party will be provided with the semi-annual forecasts provided pursuant to Section 4.6.1. Major network projects include but are not limited to trunking or network rearrangements, shifts in anticipated traffic patterns, or other activities by either Party that are reflected by a significant increase or decrease in trunking demand for the following forecasting period.

          4.6.3 GTE and ELI will work together to begin providing these forecasts within thirty (30) days after the effective date of this Agreement. New trunk groups will be implemented as dictated by engineering requirements for either Party.

          4.6.4 The Parties will meet to review and reconcile their forecasts if their respective forecasts differ significantly from one another.

     4.7  Trunk Facility Underutilization.  At least once a year the Parties
          -------------------------------
          shall exchange trunk group measurement reports for trunk groups terminating to the other Party's network. In addition and from time to time, each Party will determine the required trunks for each of the other Party's trunk groups from the previous 12 months servicing data. Required trunks will be based on an objective P.01 grade of service or the Joint Interconnection Grooming Plan referenced in Section 4.3.6 above. Likewise, from time to time trunk groups with excess capacity will be identified to the other Party as eligible for downsizing. The Party with excess trunking capacity will assess the trunk capacity based on forecasted requirements for the next 12 months. If after 12 months the trunk group continues to have excess capacity, the Party agrees to take steps to disconnect all excess capacity.

5.   Indirect Network Interconnection.  The Parties agree to use their best
     --------------------------------
     efforts to establish direct interconnections for the exchange of traffic and to use indirect interconnection only if traffic volumes do not justify direct connection and both Parties subtend another LEC's tandem. Until such time as compensation arrangements have been established in accordance with Sections 3.1 and 3.4 of this Article or the Parties mutually agree otherwise, ELI shall not deliver traffic destined to terminate at a GTE end office via another LEC's end office, and ELI shall not deliver traffic destined to terminate at an end office subtending a GTE tandem via another LEC's access tandem or switch, nor shall GTE deliver traffic destined to terminate at ELI's switch via another LEC's access tandem or switch.

6.   Number Resources.
     ----------------

     6.1  Number Assignment.  Nothing in this Agreement shall be construed to,
          -----------------
          in any manner, limit or otherwise adversely impact ELI's right to employ or to request and be assigned any NANP number resources including, but not limited to, Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines. Any request for numbering resources by ELI shall be made directly to the NANP Number Plan Administrator. Except with respect to those areas in which GTE is the NANP Number Plan Administrator, GTE shall not be responsible for the requesting or assignment of number resources to ELI. The Parties agree that disputes arising from numbering assignment shall be arbitrated by the NANP Number Plan Administrator. ELI shall not request number resources to be assigned to any GTE switching entity.

          6.1.1 Each Party shall be responsible for notifying its customers of any changes in numbering or dialing arrangements to include changes such as the introduction of new NPAs or new NXX codes. Each Party is responsible for administering NXX codes assigned to it.

     6.2  Rate Centers.  For purposes of compensation between the Parties and
          ------------
          the ability of the Parties to appropriately apply their respective toll rates to their end user customers, ELI shall adopt the Rate Center areas and Rate Center points that the

          Commission has approved for the incumbent LECs and shall assign whole NPA-NXX codes to each Rate Center. This adoption is for the sole purpose of compensation between the Parties and shall not limit ELI's ability to define local calling areas for its end user customers.

     6.3  Routing Points.  ELI will also designate a Routing Point for each
          --------------
          assigned NXX code. ELI may designate one location within each Rate Center as a Routing Point for the NPA-NXX associated with that Rate Center; alternatively ELI may designate a single location within one Rate Center to serve as the Routing Point for all the NPA-NXXs associated with that Rate Center and with one or more other Rate Centers served by ELI within an existing GTE exchange area and LATA.

     6.4  Code and Numbers Administration.  The Parties will comply with code
          -------------------------------
          administration requirements as prescribed by the FCC, the Commission, and accepted industry guidelines. Where GTE is the NANP Number Plan Administrator, GTE will administer number resources, and charge for such administration in accord with applicable rules and regulations. GTE will administer numbering resources in a nondiscriminatory and competitively neutral manner, and process requests for NXX codes in a timely manner and in accord with industry standards. The Parties shall protect ELI proprietary information that may be submitted to GTE in connection with GTE's responsibilities as NANP Number Plan Administrator in accordance with Article III, Section 11 of this Agreement.

     6.5  Programming Switches.  It shall be the responsibility of each Party to
          --------------------
          program and update its own switches and network systems pursuant to the Local Exchange Routing Guide ("LERG") guidelines to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities.

7.  Number Portability.
    ------------------

    7.1   General.  The Parties shall develop and deploy number portability in
          -------
          accordance with the Act and all applicable FCC, State, and Commission requirements and industry standards. Upon implementation of permanent local number portability ("LNP"), the Parties shall transition all interim local number portability ("INP") customers and their services to LNP methods within a mutually agreeable time frame and discontinue further use of interim methods of number portability.

     7.2  Interim Number Portability.  Each Party shall provide the other Party
          --------------------------
          with service provider number portability as an INP option for the purpose of allowing end user customers to change service-providing Parties within the same wire center without changing their telephone number. The Parties shall provide service provider number portability to each other using remote call forwarding ("RCF"). Either

          Party may request another form of INP on an individual case basis and subject to terms and conditions negotiated between the Parties.

     7.3  Remote Call Forwarding.  Until permanent number portability is
          ----------------------
          implemented, the Parties agree to provide service provider number portability using RCF to each other on a Bill-and-Keep basis. Neither Party shall bill the other for nonrecurring or recurring charges for ported numbers, and Provider shall retain all access charge revenues for interexchange calls terminated to ported numbers. After permanent number portability is implemented, the Parties agree to renegotiate compensation for number portability, if necessary, in accordance with the FCC's permanent number portability requirements. Subject to the technical capabilities of each switch type, the Party ordering RCF may order a reasonable number of additional talk paths associated with the ported number as necessary to provide for existing service levels and projected growth.

8.  Meet-Point Billing for Switched Access Service.
    ----------------------------------------------

    8.1   Meet-Point Arrangements.
          -----------------------

          8.1.1 The Parties may mutually establish Meet-Point Billing ("MPB") arrangements in order to provide Switched Access Services to Access Service customers via a GTE tandem in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECAB and MECOD documents, except as modified in this Article and Section 7 of Article III.

          8.1.2 Except in instances of capacity limitations, GTE shall permit and enable ELI to sub-tend the GTE access tandem(s) nearest to the ELI Rating Point(s) associated with the NPA-NXX(s) to/from which the Switched Access Services are homed. In instances of capacity limitation at a given access tandem, ELI shall be allowed to subtend the next-nearest GTE access tandem in which sufficient capacity is available.

          8.1.3 Interconnection for the MPB arrangement shall occur at the "IP".

          8.1.4 Common Channel Signaling shall be utilized in conjunction with MPB arrangements to the extent such signaling is resident in the GTE access tandem switch.

          8.1.5 ELI and GTE will use diligent efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

          8.1.6 As detailed in the MECAB document or other applicable requirements, ELI and GTE will, in a timely fashion, exchange all information necessary to accurately, reliably and promptly bill Access Service customers for Switched Access Services traffic jointly handled by ELI and GTE via the meet-point arrangement. Information shall be exchanged in Electronic Message Record ("EMR") format, on magnetic tape or via a mutually acceptable electronic file transfer protocol.

          8.1.7 ELI and GTE shall work cooperatively to coordinate rendering of Meet-Point bills to customers, and shall reciprocally provide each other usage data and related information at the appropriate charge.

     8.2  Access Compensation.
          -------------------

          8.2.1 Initially, billing to Access Service customers for the Switched Access Services jointly provided by ELI and GTE via the MPB arrangement shall be according to the multiple-bill method as described in the MECAB guidelines. This means each Party will bill the portion of service they provided at their appropriate tariff, or price list.

          8.2.2 Subsequently, ELI and GTE may mutually agree to implement one of the following options for billing to third parties for the Switched Access Services jointly provided by ELI and GTE via the MPB arrangement: single-bill/single tariff method, single-bill/multiple tariff method, or to continue the multiple-bill method. Should either Party prefer to change among these billing methods, that Party shall notify the other Party of such a request in writing, ninety (90) Business Days in advance of the date on which such change is desired to be implemented. Such changes then may be made in accordance with MECAB guidelines and if the Parties mutually agree, the change will be made.

9.  Common Channel Signaling.
    ------------------------

     9.1  Service Description.  The Parties will provide Common Channel
          -------------------
          Signaling ("CCS") to one another via Signaling System 7 ("SS7") network interconnection, where and as available, in the manner specified in FCC Order 95-187, in conjunction with all traffic exchange trunk groups. SS7 signaling and transport services shall be provided by GTE in accordance with the terms and conditions of this
          Section 9 of this Article and Appendix I attached to this Agreement
                                        ----------
          and made a part hereof. The Parties will cooperate on the exchange of all appropriate SS7 messages for local and intraLATA call set-up signaling, including ISUP and Transaction Capabilities Application Part ("TCAP") messages to facilitate full interoperability of all CLASS Features and functions between their respective networks. Any other SS7 message services to be provided using TCAP messages (such as data base queries) will be jointly negotiated and agreed upon.

     9.2  Signaling Parameters.  All SS7 signaling parameters will be provided
          --------------------
          in conjunction with traffic exchange trunk groups, where and as available. These parameters include Automatic Number Identification ("ANI"), Calling Party Number ("CPN"), Privacy Indicator, calling party category information, originating line information, charge number, etc. Also included are all parameters relating to network signaling information, such as Carrier Information Parameter ("CIP"), wherever such information is needed for call routing or billing. GTE will provide SS7 via GR-394-SS7 and/or GR-317-SS7 format(s).

     9.3  Privacy Indicators.  Each Party will honor all privacy indicators as
          ------------------
          required under applicable law.

     9.4  Connection Through STP.  ELI must interconnect with the GTE STP(s)
          ----------------------
          serving the LATA in which the traffic exchange trunk groups are interconnected. Additionally, all interconnection to GTE's 800/888 database and GTE's LIDB shall, consistent with this section and Appendix I attached hereto, take place only through appropriate STP
          ----------
          pairs. ELI may choose a third-party SS7 signaling provider to transport messages to and from the GTE SS7 network. In that event, that third-party provider must present a letter of agency to GTE, prior to the testing of the interconnection, authorizing the Third Party to act on behalf of ELI in transporting SS7 messages to and from GTE. The third-party provider must interconnect with the GTE STP(s) serving the LATA in which the traffic exchange trunk groups are interconnected.

     9.5  Multi-Frequency Signaling.  In the case where CCS is not available, in
          -------------------------
          band Multi-Frequency ("MF"), wink start, E & M channel associated signaling with ANI will be provided by the Parties. Network signaling information, such as CIC/OZZ, will be provided wherever such information is needed for call routing or billing.

10.  Service Quality and Performance.  Each Party shall provide Services under
     -------------------------------
     this Article to the other Party that are equal in quality to the Services that the Party provides to itself, its Affiliates or any other entity. "Equal in quality" shall mean that the Service will meet the same technical criteria and performance standards that the providing Party uses within its own network for the same Service at the same location under the same terms and conditions.

11.  Network Outages.  GTE shall work with ELI to establish reciprocal
     ---------------
     responsibilities for managing network outages and reporting. Each Party shall be responsible for network outage on its network. Each Party shall be responsible for notifying the other Party of significant outages which could impact or degrade the other Party's equipment or services.

                                  ARTICLE VI
                              RESALE OF SERVICES


1.   General.  The purpose of this Article VI is to define the services that may
     -------
     be purchased from GTE and resold by ELI and the terms and conditions applicable to such resold services ("Services"). Except as specifically provided otherwise in this Agreement, the Act, and FCC or Commission requirements, provisioning of Services for resale will be governed by the GTE Guide. GTE will make available to ELI for resale any Telecommunications Service that GTE currently offers, or may offer hereafter, on a retail basis to subscribers that are not telecommunications carriers, except as qualified by Section 2.2 below. If GTE provides resale services pursuant to a tariff that is generally available to all CLECs, ELI may elect to purchase resale services from such tariff in lieu of Article VI and Appendix E of this Agreement. In the event ELI elects to purchase resale services from GTE's tariff, ELI may not purchase resale services pursuant to this Agreement. During any period in which ELI is ordering resale services from GTE's tariff, the terms and conditions of this Article VI and Appendix E will not apply.

2.   Terms and Conditions.
     --------------------

     2.1  Quality and Performance.  GTE shall provide Services to ELI that are
          -----------------------
          at least equal in quality and performance standards to the same Services provided by GTE to its own end user customers, its affiliates, and to other providers using GTE Services on a resold basis.

     2.2  Restrictions on Resale.  This section is intentionally left blank.  At
          ----------------------
          such time as ELI desires to resell GTE services, the Parties agree to negotiate the terms and conditions of this section and to amend this Agreement accordingly. Except as provided in Section 1 of this Article, ELI shall not resell GTE services until such amendment is effective. This section may be superceded by the provisions in
          Article III, Section 46, and Appendices 46A and 46B.

     2.3  Restrictions on Discount of Retail Services.  This section is
          -------------------------------------------
          intentionally left blank. At such time as ELI desires to resell GTE services, the Parties agree to negotiate the terms and conditions of this section and to amend this Agreement accordingly. Except as provided in Section 1 of this Article, ELI shall not resell GTE services until such amendment is effective. This section may be superceded by the provisions in Article III, Section 46, and Appendices 46A and 46B.

     2.4  Resale to Other Carriers.  Services available for resale may not be
          ------------------------
          used by ELI to provide access to the local network as an alternative to tariffed switched and special access by other carriers, including, but not limited to; interexchange carriers, wireless carriers, competitive access providers, or other retail telecommunications providers.

     2.5  Interim Universal Service Fund Charge for Wholesale Services.  This
          ------------------------------------------------------------
          section is intentionally left blank. At such time as ELI desires to resell GTE services, the Parties agree to negotiate the terms and conditions of this section and to amend this Agreement accordingly. Except as provided in Section 1 of this Article, ELI shall not resell GTE services until such amendment is effective. This section may be superceded by the provisions in Article III, Section 46, and Appendices 46A and 46B.

3.   Ordering and Billing.
     --------------------

     3.1  Local Service Request.  Orders for resale of Services will be placed
          ---------------------
          utilizing a standard Local Service Request ("LSR") form. GTE will continue to participate in industry forums for developing service order/disconnect order formats and will incorporate appropriate industry standards. A complete and accurate LSR (containing the requisite end user information as described in the Guide) must be provided by ELI before a request can be processed.

     3.2  Certificate of Operating Authority.  Prior to placing its first order
          ----------------------------------
          for resold service, ELI must represent and warrant to GTE that it is a certified provider of local exchange service. ELI will provide a copy of its Certificate of Operating Authority or other evidence of its status to GTE upon request.

     3.3  Directory Assistance Listings.  GTE shall include an ELI customer
          -----------------------------
          listing in its Directory Assistance database as part of the Local Service Request ("LSR") process. GTE will honor ELI's customers' preferences for listing status, including non-published and unlisted, as noted on the LSR and will enter the listing in the GTE database which is used to perform Directory Assistance functions as it appears on the LSR.

     3.4  Nonrecurring Charges.  This section is intentionally left blank.  At
          --------------------
          such time as ELI desires to resell GTE services, the Parties agree to negotiate the terms and conditions of this section and to amend this Agreement accordingly. Except as provided in Section 1 of this Article, ELI shall not resell GTE services until such amendment is effective. This section may be superceded by the provisions in
          Article III, Section 46, and Appendices 46A and 46B.

     3.5  Transfers Between ELI and Another Reseller of GTE Services.  When ELI
          ----------------------------------------------------------
          has obtained an end user customer from another reseller of GTE services that ELI intends to serve by reselling GTE services, ELI will inform GTE of the transfer by submitting a standard LSR to GTE. When GTE or another reseller of GTE services has obtained an end user customer that ELI served by reselling GTE services, GTE shall inform ELI of the transfer via standard reporting processes and confirm the date on which the transfer takes place.

     3.6  Local Calling Detail.  Except for those Services and in those areas
          --------------------
          where measured rate local service is available to end users, monthly billing to ELI does not include local calling detail. However, ELI may request and GTE shall consider developing the capabilities to provide local calling detail in those areas where measured local service is not available for a mutually agreeable charge.

     3.7  Procedures.  An overview of the procedures for preordering, ordering,
          ----------
          provisioning and billing for resold services are outlined in Appendix
                                                                       --------
          H, attached hereto and made a part hereof.
          -

     3.8  LIDB.  For resale services, GTE's service order will generate updates
          ----
          to the LIDB for validation of calling card, collect, and third number billed calls.

     3.9  "OLN". Upon request, GTE will update the database to provide
          -----
          Originating Line Number ("OLN") Screening which indicates to an operator the acceptable billing methods for calls originating from the calling number (e.g., penal institutions, COCOTS).

4.   Maintenance.
     -----------

     4.1  Maintenance, Testing and Repair.  GTE will provide repair and
          -------------------------------
          maintenance services to ELI and its end user customers for resold Services in accordance with the same standards and charges used for such services provided to GTE end user customers, affiliates, and other carriers reselling GTE services. GTE will not initiate a maintenance call or take action in response to a trouble report from an ELI end user until such time as trouble is reported to GTE by ELI, and GTE shall refer all ELI end-users who call GTE with trouble reports to ELI. ELI must provide to GTE all end user information necessary for the installation, repair and servicing of any facilities used for resold Services according to the procedures described in the Guide.

     4.2  Specifics and Procedures for Maintenance.  An overview of the
          ----------------------------------------
          procedures for maintenance of resold services and additional matters agreed to by the Parties concerning maintenance are set forth in Appendix H.
          ----------

5.   Services Available for Resale.
     -----------------------------

     5.1  Description of Local Exchange Services Available for Resale.  Resold
          -----------------------------------------------------------
          basic Exchange Service includes, but is not limited to, the following elements:

          (a) Voice Grade Local Exchange Access Line - includes a telephone number and dial tone.

          (b) Local Calling - at local usage measured rates if applicable to the end user customer.

          (c) Access to long distance carriers

          (d) E-911 Emergency Dialing

          (e) Access to Service Access Codes - e.g., 800, 888, 900

          (f) Use of AIN Services (those currently available to end users)

          (g) End User Private Line Services

          (h) Listing of telephone number in appropriate "white pages" directory; and

          (i) Copy of "White Pages" and "Yellow Pages" directories for the appropriate GTE service area

          (j) IntraLATA Toll

     5.2  Other Services Available for Resale.  GTE will provide resold services
          -----------------------------------
          at retail less the avoided cost discount as defined in Section 5.3 herein. Subject to the limitations on resale enumerated in this Article, the type of resold services made available to ELI are those telecommunication services GTE's offers to customers who are not telecommunications customers. Any new services that GTE offers to customers who are not telecommunications carriers shall also be available to ELI for resale under the same terms and conditions contained in this Agreement.

     5.3  Rates.  This section is intentionally left blank.  At such time as ELI
          -----
          desires to resell GTE services, the Parties agree to negotiate the terms and conditions of this section and to amend this Agreement accordingly. Except as provided in Section 1 of this Article, ELI shall not resell GTE services until such amendment is effective. This section may be superceded by the provisions in Article III, Section 46, and Appendices 46A and 46B.

     5.4  Grandfathered Services.  Services identified in GTE Tariffs as
          ----------------------
          grandfathered in any manner are available for resale only to end user customers that already have such grandfathered service. An existing end user customer may not move a grandfathered service to a new service location.

     5.5  Access.  GTE retains all switched access revenue due from other
          ------
          carriers for access to GTE facilities.

     5.6  Operator Services ("OS") and Directory Assistance ("DA").  Operator
          --------------------------------------------------------
          Services for local and toll assistance (for example, call completion, busy line verification and emergency interruption) and Directory Assistance (e.g., 411 calls routed to GTE's DA operator centers) are provided as an element of Exchange Services offered for resale. GTE may brand this service as GTE. ELI will be billed in accordance with Appendix C.

          5.6.1 If ELI requests branding or unbranding, GTE will provide such unbranding or rebranding with ELI's name pursuant to Article VII, Section 12.

          5.6.2 ELI will be billed a charge for unbranding or rebranding and customized routing as set forth in Article VII, Section 10.4 and additional charges specified in Article VII, Section 11.4.

          5.6.3 For those offices that ELI has requested GTE to rebrand and/or unbrand OS and DA, GTE will provide it where GTE performs its own OS and DA service subject to capability and capacity limitations where customized routing is Currently Available. If GTE uses a Third Party contractor to provide OS or DA, GTE will not provide branding nor will GTE negotiate it with a Third Party on behalf of ELI. ELI must negotiate with the Third Party. In these instances ELI will need to purchase customized routing and dedicated trunking to differentiate its OS/DA traffic from GTE's traffic.

                                  ARTICLE VII
                           UNBUNDLED NETWORK ELEMENTS

On January 25, 1999, the Supreme Court of the United States issued its decision on the appeals of the Eighth Circuit's decision in Iowa Utilities Board. Specifically, the Supreme Court vacated Rule 51.319 of the FCC's First Report and Order, FCC 96-325, 61 Fed. Reg. 45476 (1996) and modified several of the FCC's and the Eighth Circuit's rulings regarding unbundled network elements and pricing requirements under the Act. AT&T Corp. v. Iowa Utilities Board, No. 97-826, 1999 U.S. LEXIS 903 (1999). Under Section 251 (d)(2), the FCC was required to determine what UNEs should be made available, and it listed them in the now-vacated FCC Rule 51.319. Thus, there is currently no determination of what, if any, UNEs should be made available under the law, and until this determination is made there is no legal obligation to provide any particular UNEs. Without waiving any rights and only on an interim basis, GTE agrees to provide the UNEs listed herein ("Old 319 UNEs") in accordance with the associated provisions in the agreement and only upon the following interdependent terms and conditions:

Until the FCC issues new and final rules with regard to vacated Rule 51. 319 that comply with the Act ("New Rules"), GTE will provide the Old 319 UNEs listed below even though it is not legally obligated to do so; provided, however, that ELI agrees not to seek UNE "platforms," or "already bundled" combinations of UNEs.

ELI agrees that after the final FCC Rules are issued, the Parties will determine what UNEs should be included in the Agreement as required by the Act, and they will incorporate them into the Agreement. If the Parties cannot agree on what UNEs are then required under the Act, either Party at any time may seek to incorporate the appropriate UNEs under the Act into the agreement in accord with Sections 32 and 40 of Article III, the change of law provision(s) of the Agreement, notwithstanding anything to the contrary or the expiration of any time periods outlined in such provision(s) or any other provision of the Agreement.

By providing Old 319 UNEs, GTE does not waive any of its rights, including its rights to seek recovery of its actual costs and a sufficient, explicit universal service fund. Nor does GTE waive its position that, under the Court's decision, it is not required to provide Old 319 UNEs unconditionally. Moreover, GTE does not agree that the Old 319 UNE rates set forth below are just and reasonable and in accordance with the requirements of sections 251 and 252 of Title 47 of the United States Code.

The above "status quo" arrangement applies only to UNEs, UNE pricing, unbundling and UNE platform issues. The Parties have not determined if other provisions of the Agreement are inconsistent with the law. To the extent there are other provisions in the Agreement that are inconsistent with, or impacted by the law, including the Supreme Court's decision in Iowa Utilities Board, it is the intent of the Parties that the Agreement should conform thereto and that the "change of law" provisions therein may be invoked to accomplish that end.

1.   General.  The purpose of this Article VII is to define the unbundled
     -------
     network elements that may be leased by ELI from GTE. Unless otherwise specified in this Agreement and to the extent not inconsistent with this Agreement, the Act, or state or federal law, provisioning of unbundled network arrangements will be governed with the GTE Customer Guide for CLEC Establishment of Services -- Resale and Unbundling (the

                                     VII-1

     "Guide"). Additional procedures for preordering, ordering, provisioning and billing of unbundled network elements are outlined in Appendix H.
                                                           ----------

2.   Unbundled Network Elements.
     --------------------------

     2.1  Categories.  There are several separate categories of Network
          ----------
          Components that shall be provided as unbundled network elements by
          GTE:

          (a)  Network Interface Device or NID

          (b)  Loop Elements

          (c)  Port and Local Switching Elements

          (d)  Transport Elements

          (e)  Signaling Elements

     2.2  Prices.  The recurring and nonrecurring rates GTE shall charge ELI for
          ------
          individual unbundled network elements are set forth in Appendix F
                                                                 ----------
          attached to, and made a part of, this Agreement, or in the appropriate GTE tariff as referenced in this Article.

          2.2.1  Compensation for Exchange of Traffic Using Unbundled Network
                 ------------------------------------------------------------
                 Elements.  Compensation arrangements between GTE and ELI
                 --------
                 exchanging traffic when ELI uses GTE provided unbundled network elements, i.e., port, local switching, and shared transport, shall be as provided in Appendix L. The Parties have not negotiated terms and conditions for Appendix L. At such time as ELI desires to obtain unbundled ports, local switching, and transport from GTE, the Parties agree to negotiate the terms and conditions of Appendix L and to amend this Agreement accordingly. ELI shall not obtain unbundled ports, local switching and shared transport from GTE until such amendment becomes effective.

     2.3  Interconnection to Unbundled Elements.  ELI may lease and interconnect
          -------------------------------------
          to any of these unbundled network elements, and subject to technical feasibility, may combine these unbundled elements with each other, with other GTE services and facilities, and/or with any facilities or services that ELI may itself provide subject to the provisions of this Article.

          2.3.1 Connection of ELI facilities to unbundled elements shall be achieved via physical collocation arrangements ELI shall maintain at the wire center at which the unbundled services are resident. When physical collocation cannot be accommodated at the wire center where the unbundled elements are resident, alternative arrangements shall be negotiated between GTE

                                     VII-2
                and ELI. Such arrangements may include virtual collocation. All reasonable incremental costs associated with the alternative arrangements shall be borne by ELI.

          2.3.2 GTE shall connect unbundled network elements to ELI's facilities at a collocation arrangement via an EIS cross connect element ("EISCC") as provided in GTE's federal collocation tariff. As part of the EISCC, GTE will provide a designated terminal block, or equivalent termination point, and terminate ELI's collocation cable facilities on the designated terminal block. The EISCC also provides for the cross connection to connect the unbundled network element to ELI's cable facilities on the designated terminal block. GTE has no obligation to combine any unbundled network elements for ELI; Provided, however, that to the extent that GTE may be specifically required to combine unbundled network elements and/or provide unbundled network elements in existing combinations pursuant to a final and effective decision that is binding on GTE, GTE will negotiate with ELI regarding the provisioning of such elements in accordance with that decision. Once GTE's unbundled network elements have been connected to ELI's facilities, as described in this Agreement, ELI is not precluded from combining the unbundled elements using its own facilities, except that ELI may not combine unbundled GTE network elements to provide solely interexchange service or solely access service to an interexchange carrier.

     2.4  Service Quality.  To the degree reasonably possible, all service
          ---------------
          attributes, grades-of-service and installation, maintenance and repair intervals which apply to the bundled service will apply to unbundled network elements. GTE shall provide unbundled network elements to ELI that are equal in quality and performance standards to the same unbundled network elements GTE provides to its affiliates and other carriers. Except as required by the express terms of this Agreement and by federal or State law, GTE shall not be responsible for impacts on service attributes, grades of service, etc., resulting from ELI's specific use of or modification to any unbundled network element.

     2.5  Nondiscrimination Provision and Support.  GTE shall provide unbundled
          ---------------------------------------
          network elements in as timely a manner as the volume of requests reasonably allows and consistent with the service provisioning terms and conditions in this Agreement and state or federal requirements. GTE shall provision unbundled network elements in a non-discriminatory manner and shall provide power to such elements on the same basis as GTE provides to itself, its affiliates and other carriers to whom GTE provides unbundled network elements.

3.  Network Interface Device.
    ------------------------

                                     VII-3

     3.1  Direct Connection.  ELI must terminate any unbundled loop leased from
          -----------------
          GTE to a GTE Network Interface Device ("NID"), and GTE shall provide the NID in its existing combination with the unbundled loop. ELI shall be permitted to connect its own loop directly to GTE's NID as long as such direct connection does not adversely affect GTE's network. In order to minimize any such adverse effects, ELI shall follow the procedures in Sections 3.1.1 and 3.1.2 below.

          3.1.1 When connecting its own loop facility directly to GTE's NID for a residence or business customer, ELI must make a clean cut on the GTE drop wire at the NID so that no bare wire is exposed. ELI shall not remove or disconnect GTE's drop wire from the NID or take any other action that might cause GTE's drop wire to be left lying on the ground.

          3.1.2 At multi-tenant customer locations, ELI must remove the jumper wire from the distribution block (i.e. the NID) to the GTE cable termination block. If ELI cannot gain access to the cable termination block, ELI must make a clean cut at the closest point to the cable termination block. At ELI's request and discretion, GTE will determine the cable pair to be removed at the NID in multi-tenant locations. ELI will compensate GTE for locating the cable pair to be removed at the nonrecurring Loop Facility Charge specified in Appendix F.

          3.1.3 GTE agrees to offer NIDs for lease to ELI but not for sale. ELI may remove GTE identification from any NID which it connects to a ELI loop, but ELI may not place its own identification on such NID.

     3.2  NID to NID Connection.  ELI may install its own NID and effect a NID
          ---------------------
          to NID connection between its NID and the GTE NID to gain access to the end user's inside wiring.

          3.2.1 If ELI provides its own loop facilities, it may elect to move all inside wire terminated on a GTE NID to an ELI NID. In this instance, a NID to NID connection will not be required. ELI, or the end user premise owner, can elect to leave the GTE disconnected NID in place, or to remove the GTE NID from the premise and dispose of it entirely.

     3.3  Removal of Cable Pairs.  Removal of existing cable pairs required for
          ----------------------
          ELI to terminate service is the responsibility of ELI.

     3.4  Maintenance.  When ELI provides its own loop and connects directly to
          -----------
          GTE's NID, GTE does not have the capability to perform remote maintenance. ELI can perform routine maintenance via its loop and inform GTE once the trouble has been isolated to the NID and GTE will repair (or replace) the NID, or, at ELI's option, ELI can make a NID to NID connection, using the GTE NID only to gain access to the inside wire at the customer location.

                                     VII-4

     3.5  Collocation Requirement.  When ELI purchases a GTE NID as a stand-
          -----------------------
          alone unbundled element, the collocation arrangement described in
          Section 2.3.1 of this Article is not required.

4.  Loop Elements.
    -------------

     4.1  Service Description.  A "loop" is the transmission facility (or
          -------------------
          channel or group of channels on such facility) which extends from a Main Distribution Frame ("MDF") or functionally comparable piece of equipment in a GTE end office or wire center to a demarcation or connector block in/at a subscriber's premises. Traditionally, loops were provisioned as 2-wire or 4-wire copper pairs running from the end office MDF to the customer premises. However, a loop may be provided via other media, including radio frequencies, as a channel on a high capacity feeder/distribution facility which may, in turn, be distributed from a node location to the subscriber premises via a copper or coaxial drop facility, etc.

     4.2  Categories of Loops.  GTE shall provide the following general
          -------------------
          categories of loops according to their technical configuration and capabilities:

          4.2.1 "2-wire analog voice grade" loops will support analog transmission of 300-3000 Hz, repeat loop start or ground start seizure and disconnect in one direction (toward the end office switch), and repeat ringing in the other direction (toward the end user). This loop is commonly used for local dial tone service. Rates are as reflected in Appendix F, including non-recurring charges.

          4.2.2 "4-wire analog voice grade" loops conform to the characteristics of a 2-wire voice grade loop and, in addition, can support the simultaneous independent transmission of information in both directions. Rates are as reflected in Appendix F, including non-recurring charges.

          4.2.3 "2-wire digital" loops will support industry standard specifications for digital transmission. Special provisioning (removal of bridge taps and/or load coils) may be required to conform to these industry standards. Rates are as reflected in Appendix F, including non-recurring charges.

          4.2.4 "4-wire digital" loops will support industry standard specifications for digital transmission. Special provisioning (removal of bridge taps and/or load coils) may be required to conform to these industry standards. Rates are as reflected in Appendix F, including non-recurring charges.

          4.2.5 "DS-1" loops will support a digital transmission rate of 1.544 Mbps. The DS-1 loop will have no bridge taps or load coils and will employ special line treatment. DS-1 loops will include span line repeaters where required,

                                     VII-5
                 office terminating repeaters, and DSX cross connects. Prices and specifications for DS-1 grade loops are the prices set forth in the appropriate GTE special access tariff.

          4.2.6 "DS-3" loops will support the transmission of isochronous bipolar serial data at a rate of 44.736 Mbps. This DS-3 type of loop provides the equivalent of 28 DS-1 channels and shall include the electronics at either end. Prices and specifications for DS-3 grade loops are the prices set forth in the appropriate GTE special access tariff.

     4.3  Conditioned Loops.
          -----------------

          4.3.1 ELI may also require that analog loops ordered above be conditioned in order for them to provide the end-user service. Examples of this type of conditioning are: Type C, Type DA, Improved C, etc. The price for such conditioned loops shall be the applicable charge as provided in the appropriate GTE intrastate special access tariff.

          4.3.2 Digital loops ordered above shall be provisioned to meet industry standard service levels for generally available digital services, such as ISDN or xDSL, without the requirement for ordering additional conditioning. ELI must indicate on the order, via industry standard ordering codes, the service capability requested. Additional charges may apply for services such as deloading the cable pair or providing midspan repeaters.

     4.4  Loop Testing.
          ------------

          4.4.1 GTE will not perform routine testing of the unbundled loop for maintenance purposes. ELI will be required to provision a loop testing device either in its central office (switch location), Network Control Center or in its collocation arrangement to test the unbundled loop. GTE will perform repair and maintenance once trouble is identified by ELI.

          4.4.2 All loop facilities furnished by GTE on the premises of ELI's end users and up to the network interface or functional equivalent are the property of GTE. GTE must have access to all such facilities for network management purposes. GTE employees and agents may enter said premises at any reasonable hour to test and inspect such facilities in connection with such purposes or, upon termination or cancellation of the loop facility, to remove such facility.

          4.4.3 If ELI leases digital loops to transmit specified digital signals, GTE will test the loop and provide recorded test results to ELI as a part of provisioning that loop. If loop tests are conducted in maintenance and repair cases, GTE will provide any recorded readings to ELI at the time

                                     VII-6
                 the trouble ticket is closed in the same manner as GTE provides to itself and its end users, affiliates, and carriers to whom GTE provides loops.

     4.5  Pair Gain Technologies.  GTE cannot provide an unbundled loop that
          ----------------------
          currently is being provisioned using integrated digital loop carrier ("IDLC") technology or analog carrier technology. Where GTE utilizes other types of pair gain technology to provision the loop element, GTE may be able to provide an unbundled loop, depending on the technology involved, but the capabilities of the loop may be limited. If ELI orders an unbundled loop to a location that is normally served by pair gain technology and GTE cannot meet the requirements of the ordered loop using the pair gain technology, GTE will use alternate facilities, if available, to provision the loop. If alternate facilities are not available, GTE will advise ELI that facilities are not available to provision the loop. GTE will not construct additional facilities at GTE's expense to provide the loop for ELI, but ELI may use the bona fide request process in Article VIII of this Agreement to request that GTE construct additional facilities at ELI's expense.

          4.5.1 GTE will work with ELI to develop a joint planning process to allow ELI to assess the impact of GTE's use of pair gain technology in marketing ELI services that are dependent on unbundled loops provided by GTE. Such a process will provide general information as to the type and relative use of pair gain technology in a market, as well as the capability to determine on a customer specific/route specific basis if pair gain technology is used to provision the loop.

          4.5.2 GTE will permit ELI to collocate digital loop carriers and associated equipment in conjunction with collocation arrangements ELI maintains at a GTE wire center for the purpose of interconnecting to unbundled loop elements.

     4.6  Unbundled Loop Facility Certification.
          -------------------------------------

          4.6.1 Before deploying any service enhancing copper cable technology (e.g., HDSL, ISDN, etc.) over unbundled analog voice grade loops leased from GTE, ELI shall notify GTE of such intentions to enable GTE to assess the loop transport facilities to determine whether there are any existing copper cable loop transport technologies (e.g., analog carrier, etc.) deployed within the same cable sheath that would be interfered with if ELI deployed the proposed service enhancing copper cable technology. If there are existing copper cable loop transport technologies already deployed within the same cable sheath, or if GTE already has existing near term (within 18

______________________
/1/ See Bellcore TR-TSY-000008, Digital Interface Between the SLC-96 Digital Loop Carrier System and Local Digital Switch and TR-TSY-000303, Integrated Digital Loop Carrier (IDLC) Requirements, Objectives and Interface.

                                     VII-7
                 months of the date of facility certification) plans to deploy copper cable loop transport technologies that would be interfered with as described above, GTE will so inform ELI and ELI shall not be permitted to deploy such service enhancing copper cable technologies. GTE, however, will work with ELI to provide alternate facilities that will enable ELI to deploy ELI's proposed service enhancing copper cable technology. GTE will charge ELI the applicable engineering time and labor costs to perform the certification.

          4.6.2 If ELI fails to notify GTE of its plans to deploy service enhancing copper cable technology over unbundled analog voice grade loops and obtain prior certification from GTE of the facilities, if ELI's deployment of such technology is determined to have caused interference with existing or planned copper cable loop transport technologies deployed by GTE in the same cable sheath, ELI will immediately remove such service enhancing copper cable technology and shall reimburse GTE for all reasonably incurred expense related to this interference.

          4.6.3 If ELI orders digital loops as specified above and provides the industry standard codes on the order indicating the type of service to be deployed on the loop, no notification is required. GTE will determine if compatibility issues exist and, if facilities are available, will provide a loop capable of meeting the requested service capabilities.

     4.7  Compatibility.  Provided ELI has notified GTE, pursuant to section 4.6
          -------------
          above, of the service enhancing copper cable technology deployed on an unbundled loop, GTE will not deploy service enhancing copper cable technology within the same cable sheath that will be incompatible with ELI's technology.

     4.8  Subloops.
          --------

          4.8.1 GTE will provide as separate items the loop distribution, loop concentrator and loop feeder on a case-by-case basis pursuant to a Bona Fide Request ("BFR").

          4.8.2 GTE will design and construct loop access facilities (including loop feeders and loop concentration/multiplexing systems) in accordance with standard industry practices as reflected in applicable tariffs and/or as agreed to by GTE and ELI.

          4.8.3 Transport for loop concentrators/multiplexers services not supported by embedded technologies will be provided pursuant to applicable tariffs or as individually agreed upon by GTE and ELI. The Parties understand that embedded loop concentrators/multiplexers are not necessarily capable of providing advanced and/or digital services.

                                     VII-8

          4.8.4 GTE will provide loop transmission characteristics as specified in Section 4.4.3 of this Article.

     4.9  Loop Identification.  At a multi-tenant location, GTE will identify
          -------------------
          the cable pair, at the cable termination block or at the distribution block (NID), used to provide the unbundled loop. If the cable pair is not properly marked, GTE will take the necessary steps to identify the cable pair at no additional charge to ELI.

5.   Port and Local Switching Elements.
     ---------------------------------

     5.1  Port.  A "port" provides for the interconnection of individual loops
          ----
          or trunks to the switching components of GTE's network. In general, it is a line card or trunk card and associated peripheral equipment on GTE end office switch that serves as the hardware termination for the end user's Exchange Service on that switch and generates dial tone and provides the end user access to the public switched telecommunications network. The port does not include such features and functions which are provided as part of Local Switching. Each line-side port is typically associated with one (or more) telephone number(s), which serve as the end user's network address.

     5.2  Ports Available as Unbundled Network Elements.  There are four types
          ---------------------------------------------
          of ports available as unbundled network elements;

          5.2.1 "2-wire analog line" port is a line side switch connection employed to provide basic residential and business type Exchange Service.

          5.2.2 "2-wire ISDN digital line" port is a Basic Rate Interface ("BRI") line side switch connection employed to provide ISDN Exchange Services.

          5.2.3 "DS-1 digital trunk" port is a trunk side switch connection employed to provide the equivalent of 24 analog incoming trunk type Exchange Services, such as direct inward dialing ("DID").

          5.2.4 "4-wire ISDN digital DS-1 trunk" port is a Primary Rate Interface ("PRI") trunk side switch connection employed to provide the ISDN Exchange Services.

     5.3  Port Prices.  Prices for ports are listed in Appendix F.
          -----------                                  ----------

     5.4  Local Switching.  "Local switching" provides the basic switching
          ---------------
          functions to originate, route and terminate traffic and any signaling deployed in the switch. Vertical features are optional services provided through software programming in the switch which can be added on a per-feature basis with applicable rate. GTE will offer only those features and functions currently available to the particular platform used (e.g., DMS, 5ESS, GTD5). Any feature or function which is not

                                     VII-9
          available, but the switch is capable of providing, may be requested via the BFR process. ELI will be responsible for bearing any costs incurred by GTE in making such feature/function available, including Right-to-Use ("RTU") fees. The rates for local switching and vertical features are listed in Appendix F.
                                 ----------

          5.4.1 ELI must purchase local switching with the line-side port or trunk-side port, if applicable, and GTE shall provide the local switching in its existing combination with the applicable port.

     5.5  Compliance with Section 2.3.  ELI shall only order unbundled elements
          ---------------------------
          in accordance with Section 2.3 herein and it will be the responsibility of ELI to make arrangements for the delivery of interexchange traffic and routing of traffic over interoffice transmission facilities, if applicable.

     5.6  Shared Transport.  "Shared transport" is the physical interoffice
          ----------------
          facility medium that is used to transport a call between switching offices. A central office switch translates the end user dialed digits and routes the call over a Common Transport Trunk Group that rides interoffice transmission facilities. These trunk groups and the associated interoffice transmission facilities are accessible by any end user (GTE end user or CLEC end user when the CLEC has purchased unbundled local switching) and are referred to as "shared transport facilities."

          5.6.1 Many calls riding shared transport facilities will also be switched by GTE's access tandem. This tandem switching function is included as a rate component of shared transport, as set forth in Appendix D. GTE will provide shared transport from a call originating from an unbundled switch port to the point where the call leaves GTE's network (the IP).

          5.6.2 When ELI purchases unbundled local switching, ELI is obligated to purchase unbundled shared transport. All of the billing elements associated with shared transport are billed upon call origination, unless the call involves an IXC.

          5.6.3 The rating of shared transport is based on the duration of a voice grade (or DS-0) call on GTE's network. Shared transport is comprised of three billing components: (1) Shared Transport
                 - Facility Miles (usage and distance sensitive); (2) Shared Transport - Termination (per end, usage sensitive); and (3) Tandem Switching (usage sensitive). Until an industry standard solution is implemented for generating AMA recordings that indentify tandem routed calls, the parties will use a shared transport composite rate using the tandem switching rate, two
                 (2) terminations, and an assumed facility miles length of ten
                 (10) miles. This interim methodology will be used in lieu of actual detailed AMA recordings and bill generation.

                                    VII-10

          5.6.4 GTE is responsible for the sizing of the shared transport network. All analysis, engineering, and trunk augmentations to Common Transport Trunk Groups will be the sole responsibility of GTE. To ensure that the network is appropriately sized, GTE may request traffic forecasts from ELI if ELI requests unbundled local switching. These forecasts must be provided to GTE on a quarterly basis, with a twelve (12) month outlook.

          5.6.5 GTE provides shared transport between GTE switching offices (e.g., between GTE end offices, a GTE end office and a GTE tandem switch, between a GTE end office and the IP of a connecting telecommunications company, or between a tandem switch and the IP of a connecting telecommunications company). However, the transport between a GTE switching office and the ELI switching office must be purchased as dedicated transport and is not provided as shared transport.

6.   Dedicated Transport.
     -------------------

     6.1 Dedicated transport is purchased for the purpose of transporting Telecommunications Services between designated serving wire centers ("SWCs") within the same LATA. Dedicated transport may extend between two GTE SWCs ("Interoffice Dedicated Transport" or "IDT") or may extend from the GTE SWC to the ELI premise ("CLEC Dedicated Transport" or "CDT"). CDT remains within the exchange boundaries of the SWC, while IDT traverses exchange boundaries. IDT and CDT are further defined in Sections 6.2 and 6.3 below.

     6.2 CDT is the dedicated transport facility connecting the GTE SWC to ELI's Customer Designated Location ("CDL"). The CDL will be designated where the CLEC's physical network begins (the CDL cannot be designated at an end user customer location).

     6.3 CDT includes the equipment required to terminate the interoffice facility within ELI's CDLs and within the GTE SWC. This element also includes the transport facility between the two locations but extends no farther into GTE's network than the CDL's SWC. CDT has no switching components and is available in bandwidth increments of DS0, DS1, or DS3 at rates outlined in Appendix F.

     6.4 CDT consists of monthly recurring (non-usage sensitive) billable elements that are dependent on bandwidth, but may vary depending on the termination arrangement at the CDL (Office Terminating Repeater vs. SONET terminal, first system vs. additional system, etc.).

     6.5 IDT is the dedicated transport facility connecting two GTE SWCs and excludes the facilities between the SWC and the CDL. IDT has no switching components and is available in bandwidth increments of DS0, DS1, and DS3 at rates outlined in Appendix F.

                                    VII-11

     6.6 The price of IDT varies with the bandwidth and consists of monthly recurring (non-usage sensitive) billable elements. The components are Transport Facility Miles (monthly recurring) and Transport Termination (per end, monthly recurring).

7.   SS7 Transport and Signaling.  SS7 signaling and transport services in
     ---------------------------
     support of ELI's local exchange services shall be provided in accordance with the terms and conditions of Appendix I attached to, and made a part of, this Agreement.

     7.1 GTE will provide interconnection with its SS7 at the STPs but not at other points.

8.   LIDB Services.  Access to GTE's LIDB shall be provided in accordance with
     -------------
     the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1, Section 8.

9.   Database 800-Type Services.  Access to GTE's 800-Type database (i.e., 888,
     --------------------------
     877) shall be provided in accordance with the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1, Section 8.

10.  Operator Services ("OS") and Directory Assistance ("DA").  GTE will provide
     --------------------------------------------------------
     OS and DA to ELI in accordance with the terms set forth as follows:

     10.1 When OS and/or DA is to be provided for calls that originate from ELI's switch, GTE will provide branded or unbranded OS and/or DA pursuant to separate contracts to be negotiated in good faith between the Parties after execution and approval of this Agreement by the Commission.

     10.2 When OS and/or DA is to be provided for calls that originate from an unbundled port with local switching under this Article and neither branding nor unbranding is requested, ELI's calls will access GTE's OS and/or DA platform and will be processed in the same manner as GTE calls.

     10.3 When OS and/or DA is to be provided for calls that originate from an unbundled port and local switching under this Article and either branding or unbranding is requested, GTE will provide such unbranding or rebranding on a switch-by-switch basis, subject to capability and capacity limitations. When technically capable of doing so, GTE shall implement an order for unbranding or rebranding within 90 Business Days of receipt of that order.

     10.4 To the extent authorized by the FCC and the Commission, ELI will be billed charges for OS and DA and a charge for unbranding or rebranding and Customized Routing as set forth in Section 11.2. In addition, charges specified in Section 11.4 will apply.

                                    VII-12

     10.5 For those offices that ELI has requested GTE to rebrand and/or unbrand OS and DA, GTE will provide it where GTE provides its own OS and DA service subject to capability and capacity limitations where Customized Routing is currently available. If GTE uses a Third Party contractor to provide OS or DA, GTE will not provide branding nor will GTE negotiate it with a Third Party on behalf of ELI. ELI must negotiate with the Third Party. In these instances, ELI will need to purchase customized routing to differentiate its OS/DA traffic from GTE's traffic.

11.  Customized Routing.  Where technically feasible and upon receipt of written
     ------------------
     request from ELI, GTE agrees to provide customized routing for the following types of calls:

                          0-
                          0+Local
                          0+411
                          1+411
                          0+HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available)
                          1+HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available)

          11.1.1 GTE will provide ELI a list of switches that can provide customized routing using line class codes or similar method (regardless of current capacity limitations). ELI will return a list of these switches ranked in priority order. GTE will return to ELI a schedule for customized routing in the switches with existing capabilities and capacity.

          11.1.2 Upon written request from ELI, GTE will provide ELI with applicable charges, and terms and conditions, for providing OS and DA, branding, and Customized Routing.

          11.1.3 Subject to the above provisions, GTE will choose the method of implementing customized routing of OS and DA calls.

          11.1.4 The use of customized routing will require the purchase of a trunk side port and dedicated facilities between the GTE end office and the designated OS/DA platform. The rates for these elements will be billed in accordance with Appendix F.
                                                             ----------


12.  Advanced Intelligent Network Access ("AIN").  GTE will provide ELI access
     -------------------------------------------
     to GTE AIN functionality from GTE's AIN SCP via GTE's local switch or ELI's local switch.

13.  Directory Assistance Listing.  When ELI orders an unbundled port, ELI has
     ----------------------------
     the option to submit a Directory Service Request ("DSR") to have the listing included in GTE's

                                    VII-13

     Directory Assistance database. The applicable ordering charge will be applied for processing the DSR.

14.  Operational Support Systems ("OSS").  GTE shall provide OSS functions to
     -----------------------------------
     ELI for preordering, ordering, provisioning, and billing that are generally available as described in Appendix H.

                                    VII-14

                                  ARTICLE VIII
            ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS


1.   Bona Fide Request Process.
     -------------------------

     1.1  Intent.  The Bona Fide Request process is intended to be used when ELI
          ------
          requests customized Service Orders for certain services, features, capabilities or functionality defined and agreed upon by the Parties as services to be ordered as Bona Fide Requests.

     1.2  Process.
          -------

          1.2.1 A Bona Fide Request shall be submitted in writing by ELI and shall specifically identify the need to include technical requirements, space requirements and/or other such specifications that clearly define the request such that GTE has sufficient information to analyze and prepare a response.

          1.2.2 Although not expected to do so, ELI may cancel a Bona Fide Request in writing at any time prior to ELI and GTE agreeing to price and availability. GTE will then cease analysis of the request.

          1.2.3 Within two (2) Business Days of its receipt, GTE shall acknowledge in writing the receipt of the Bona Fide Request and identify a single point of contact and any additional information needed to process the request.

          1.2.4 Except under extraordinary circumstances, within ten (10) Business Days of its receipt of a Bona Fide Request, GTE shall provide a proposed price and availability date, or it will provide an explanation as to why GTE elects not to meet ELI's request. If extraordinary circumstances prevail, GTE will inform ELI as soon as it realizes that it cannot meet the ten
                 (10) Business Day response due date. ELI and GTE will then determine a mutually agreeable date for receipt of the request.

          1.2.5 Unless ELI agrees otherwise, all proposed prices shall be consistent with the pricing principles of the Act, FCC and/or the Commission. Payments for services purchased under a Bona Fide Request will be made upon delivery, unless otherwise agreed to by ELI, in accordance with the applicable provisions of the Agreement.

          1.2.6 Upon affirmative response from GTE, ELI will submit in writing its acceptance or rejection of GTE's proposal. If at any time an agreement cannot be reached as to the terms and conditions or price of the request

                                    VIII-1

               GTE agrees to meet, the Dispute resolution procedures described in Article III hereunder may be used by a Party to reach a resolution.

2.   Transfer of Service Announcements.  For services other than GTE resold and
     ---------------------------------
     ported number services, when an end user customer transfers service from one Party to the other Party, and does not retain its original telephone number, the Party formerly providing service to the end user will provide, upon request and if such service is provided to its own customers, a referral announcement on the original telephone number. This announcement will provide the new number of the customer and will remain in effect for the same time period this service is provided to GTE's own end users. For GTE resold and ported number services, GTE shall provide an intercept referral on behalf of ELI.

3.   Misdirected Calls.  The Parties will employ the following procedures for
     -----------------
     handling any misdirected calls (e.g., Business office, repair bureau, etc.).

     3.1 To the extent the correct provider can be determined, each Party will refer misdirected calls to the proper provider of local exchange service. When referring such calls, both Parties agree to do so in a courteous manner, at no charge.

     3.2 For misdirected repair calls, the Parties will provide their respective repair bureau contact number to each other on a reciprocal basis and provide the end user the correct contact number.

     3.3 In responding to misdirected calls, neither Party shall make disparaging remarks about each other, nor shall they use these calls as a basis for internal referrals or to solicit end users or to market services.

4.   911/E911 Arrangements.
     ---------------------

     4.1  Description of Service.  ELI will install a minimum of two (2)
          ----------------------
          dedicated trunks to GTE's 911/E911 selective routers (i.e., 911 tandem offices) that serve the areas in which ELI provides Exchange Services, for the provision of 911/E911 services and for access to all subtending PSAPs. The dedicated trunks shall be, at a minimum, DS-0 level trunks configured as a 2-wire analog interface or as part of a digital (1.544 Mbps) interface in which all circuits are dedicated to 9-1-1 traffic. Either configuration shall use CAMA type signaling with multifrequency ("MF") tones that will deliver ANI with the voice portion of the call. GTE will provide ELI with the appropriate CLLI codes and specifications of the tandem office serving area or the location of the primary PSAP when there is no 911 routing in that 911 district. If an ELI central office serves end users in an area served by more than one (1) GTE 911/E911 selective router, ELI will install a minimum of two (2) dedicated trunks in accordance with this Section to each of such 911/E911 selective routers or primary PSAP.

                                    VIII-2

     4.2  Transport.  If ELI desires to obtain transport from GTE to the GTE 911
          ---------
          selective routers, ELI may purchase such transport from GTE at the rates set forth in Appendix G.

     4.3  Cooperation and Level of Performance.  The Parties agree to provide
          ------------------------------------
          access to 911 /E911 in a manner that is transparent to the end user. The Parties will work together to facilitate the prompt, reliable and efficient interconnection of ELI's systems to the 911/E911 platforms, with a level of performance that will provide the same grade of service as that which GTE provides to its own end users. To this end, GTE will provide documentation to ELI showing the correlation of its rate centers to its E911 tandems at rates set forth in Appendix G.

     4.4  Basic 911 and E911 General Requirements:
          ---------------------------------------

          4.4.1 Basic 911 and E911 provides a caller access to the appropriate emergency service bureau by dialing a 3-digit universal telephone number (911).

          4.4.2 Where GTE has a 911 selective router installed in the network serving the 911 district, GTE shall use subscriber data derived from the Automatic Location Identification/Database Management System (ALI/DMS) to selectively route the 911 call to the Public Safety Answering Point (PSAP) responsible for the caller's location.

          4.4.3 All requirements for E911 also apply to the use of SS7 as a type of signaling used on the interconnection trunks from the local switch to an end office or a selective router.

          4.4.4 Basic 911 and E911 functions provided to ELI shall be at least at parity with the support and services that GTE provides to its subscribers for such similar functionality.

          4.4.5 Basic 911 and E911 access from Local Switching shall be provided to ELI in accordance with the following:

                 4.4.5.1 GTE and ELI shall conform to all state regulations concerning emergency services.

               4.4.5.2 For E911, both ELI and GTE shall use their respective service order processes to update access line subscriber data for transmission to the database management systems. Validation will be done via MSAG comparison listed in Section 4.4.5.5.

               4.4.5.3 If legally required by the appropriate jurisdiction, GTE shall provide or overflow 911 traffic to be routed to GTE Operator

                                     VIII-3

                     Services or, at ELI's discretion, directly to ELI Operator Services.

          4.4.5.4 Basic 911 and E911 access from the ELI local switch shall be provided from GTE to ELI in accordance with the following:

                     4.4.5.4.1 If required by ELI and technically feasible, GTE shall interconnect direct trunks from the ELI network to the E911 PSAP, or to the E911 selective routers as designated by ELI. Such trunks may alternatively be provided by ELI.

                     4.4.5.4.2 In government jurisdictions where GTE has obligations under existing Agreements as the primary provider of the 911 System to the county (i.e., "lead telco"), ELI shall participate in the provision of the 911 System as follows:

                                4.4.5.4.2.1 Each Party shall be responsible for those portions of the 911 System for which it has control, including any necessary maintenance to each Party's portion of the 911 System.

                                4.4.5.4.2.2 ELI and GTE recognize that the lead telco in a 911 district has the responsibility of maintaining the ALI database for that district. Each company will provide its access line subscriber records to the database organization of that lead telco. ELI and GTE will be responsible for correcting errors when notified by either the 911 district or its customer, and then submitting the corrections to the lead telco. Lead telco database responsibilities are covered in
                                             Section 4.4.5.5 of this Article.

                                4.4.5.4.2.3 ELI shall have the right to verify the accuracy of information regarding ELI customers in the ALI database using methods and procedures mutually agreed to by the Parties. The fee for this service shall be determined based upon the agreed upon solution.

                                    VIII-4

                     4.4.5.4.3 If a Third Party is the primary service provider to a 911 district, ELI shall negotiate separately with such Third Party with regard to the provision of 911 service to the agency. All relations between such Third Party and ELI are totally separate from this Agreement and GTE makes no representations on behalf of the Third Party.

                     4.4.5.4.4 If ELI or Affiliate is the primary service provider to a 911 district, ELI and GTE shall negotiate the specific provisions necessary for providing 911 service to the agency and shall include such provisions in an amendment to this Agreement.

                     4.4.5.4.5 Interconnection and database access shall be at rates as set forth in Appendix G.

                     4.4.5.4.6 GTE shall comply with established, competitively neutral intervals for installation of facilities, including any collocation facilities, diversity requirements, etc.

                     4.4.5.4.7 In a resale situation, where it may be appropriate for GTE to update the ALI database, GTE shall update such database with ELI data in an interval no less than is experienced by GTE subscribers, or than for other carriers, whichever is faster, at no additional cost.

            4.4.5.5  The following are Basic 911 and E911 Database Requirements:

                     4.4.5.5.1 The ALI database shall be managed by GTE, but is the property of GTE and any participating LEC or CLEC which provides their records to GTE.

                     4.4.5.5.2  Copies of the MSAG shall be provided within five
                                (5) business days after the date the request is received and provided on diskette or paper copy at the rates set forth in Appendix G.

                     4.4.5.5.3 ELI shall be solely responsible for providing ELI database records to GTE for inclusion in GTE's ALI database on a timely basis.

                     4.4.5.5.4 GTE and ELI shall arrange for the automated input and periodic updating of the E911 database information

                                    VIII-5
                                related to ELI end users. GTE shall work cooperatively with ELI to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide ("MSAG"). GTE shall accept electronically transmitted files or magnetic tape that conform to National Emergency Number Association ("NENA") Version #2 format.

                     4.4.5.5.5 ELI shall assign an E911 database coordinator charged with the responsibility of forwarding ELI end user ALI record information to GTE or via a third-party entity, charged with the responsibility of ALI record transfer. ELI assumes all responsibility for the accuracy of the data that ELI provides to GTE.

                     4.4.5.5.6 GTE shall update the database within one (1) business day of receiving the data from ELI. If GTE detects an error in the ELI provided data, the data shall be returned to ELI within one day from when it was provided to GTE. ELI shall respond to requests from GTE to make corrections to database record errors by uploading corrected records within one day. Manual entry shall be allowed only in the event that the system is not functioning properly.

                     4.4.5.5.7 GTE agrees to treat all data on ELI subscribers provided under this Agreement as strictly confidential and to use data on ELI subscribers only for the purpose of providing E911 services.

                     4.4.5.5.8 GTE shall adopt use of a Carrier Code (NENA standard five-character field) on all ALI records received from ELI. The Carrier Code will be used to identify the carrier of record in NP configurations. The NENA Carrier Code for ELI is "ELI"; the NENA Carrier Code for GTE is "GTE."

         4.4.5.6 GTE and ELI will comply with the following requirements for network performance, maintenance and trouble notification.

                     4.4.5.6.1 Equipment and circuits used for 911 shall be monitored at all times. Monitoring of circuits shall be done to the individual trunk level. Monitoring shall be conducted by GTE for trunks between the selective router and all associated PSAPs.

                                    VIII-6

                     4.4.5.6.2 Repair service shall begin immediately upon report of a malfunction. Repair service includes testing and diagnostic service from a remote location, dispatch of or in-person visit(s) of personnel. Where an on-site technician is determined to be required, a technician will be dispatched without delay.

                     4.4.5.6.3 GTE shall notify ELI forty-eight (48) hours in advance of any scheduled testing or maintenance affecting ELI 911 service. GTE shall provide notification as soon as possible of any unscheduled outage affecting ELI 911 service.

                     4.4.5.6.4 All 911 trunks must be capable of transporting Baudot Code necessary to support the use of Telecommunications Devices for the Deaf ("TTY/TDDs").

            4.4.5.7  Basic 911 and E911 Additional Requirements

                     4.4.5.7.1 All ELI lines that have been ported via INP shall reach the correct PSAP when 911 is dialed. Where GTE is the lead telco and provides the ALI, the ALI record will contain both the ELI number and GTE ported number. The PSAP attendant shall see both numbers where the PSAP is using a standard ALI display screen and the PSAP extracts both numbers from the data that is sent. GTE shall cooperate with ELI to ensure that 911 service is fully available to all ELI end users whose telephone numbers have been ported from GTE, consistent with State provisions.

                     4.4.5.7.2 ELI and GTE shall be responsible for reporting all errors, defects and malfunctions to one another. GTE and ELI shall provide each other with a point of contact for reporting errors, defects, and malfunctions in the service and shall also provide escalation contacts.

                     4.4.5.7.3 ELI may enter into subcontracts with third parties, including ELI Affiliates, for the performance of any of ELI's duties and obligations stated herein.

                                    VIII-7

                     4.4.5.7.4 Where GTE is the lead telco, GTE shall provide ELI with notification of any pending selective router moves within at least ninety (90) days in advance.

                     4.4.5.7.5 Where GTE is the lead telco, GTE shall establish a process for the management of NPA splits by populating the ALI database with the appropriate new NPA codes.

                     4.4.5.7.6 Where GTE is the lead telco, GTE shall provide the ability for ELI to update 911 database with end user information for lines that have been ported via INP or LNP.

     4.4.6 Basic 911 and E911 Information Exchanges and interfaces. Where GTE is the lead telco:

            4.4.6.1 GTE shall provide ELI access to the ALI Gateway which interfaces to the ALI/DMS database. GTE shall provide error reports from the ALI/DMS database to ELI within one
                     (1) day after ELI inputs information into the ALI/DMS database. Alternately, ELI may utilize GTE or a Third Party entity to enter subscriber information into the database on a demand basis, and validate subscriber information on a demand basis. The rates are set forth in Appendix G.

            4.4.6.2 GTE and ELI shall arrange for the automated input and periodic updating of the E911 database information related to ELI end users. GTE shall work cooperatively with ELI to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide ("MSAG"). GTE shall accept electronically transmitted files or magnetic tape that conform to National Emergency Number Association ("NENA") Version #2 format.

            4.4.6.3 Updates to MSAG. Upon receipt of an error recording an ELI subscriber's address from GTE, and where GTE is the lead telco, it shall be the responsibility of ELI to ensure that the address of each of its end users is included in the Master Street Address Guide ("MSAG") via information provided on ELI's Local Service Request ("LSR") or via a separate feed established by ELI pursuant to Section
                     4.4.5.7 of this Article.

            4.4.6.4 The ALI database shall be managed by GTE, but is the property of GTE and all participating telephone companies. The interface

                                    VIII-8
                         between the E911 Switch or Tandem and the ALI/DMS database for ELI subscriber shall meet industry standards.

     4.5  Compensation.  In situations in which GTE is responsible for
          ------------
          maintenance of the 911 /E911 database and can be compensated for maintaining ELI's information by the municipality, GTE will seek such compensation from the municipality. GTE will seek compensation from ELI only if and to the extent that GTE is unable to obtain such compensation from the municipality. GTE shall charge ELI a portion of the cost of the shared 911 /E911 selective router as set forth in Appendix G.

5.   Information Services Traffic.
     ----------------------------

     5.1  Billing and Collection and Information Service Traffic Remuneration.
          -------------------------------------------------------------------

          5.1.1 In the event GTE performs switching of Information Service Traffic (i.e., 900-976, Internet, weather lines, sports providers, etc.) associated with resale or unbundled network elements for ELI, GTE shall provide to ELI the same call detail records that GTE records for its own end users so as to allow ELI to bill its end users. GTE shall not be responsible or liable to ELI or any Information Service Provider for Billing and Collection and/or any receivables of Information Service Providers.

          5.1.2 Notwithstanding and in addition to Article III, Section 24, GTE shall be indemnified and held harmless by ELI from and against any and all suits, actions, losses, damages, claims, or liability of any character, type, or description, including all expenses of litigation and court cost which may arise as a result of the provisions contained in Section 5.1.1 supra. The indemnity contained in this section shall survive the termination of this Agreement, for whatever reason.

          5.1.3 GTE agrees to notify ELI in writing within ten (10) working days, by registered or certified mail, of any claim made against GTE on the obligations indemnified against pursuant to this Section 5.

          5.1.4 It is understood and agreed that the indemnity provided for in this Section 5 is to be interpreted and enforced so as to provide indemnification of liability to GTE to the fullest extent now or hereafter permitted by law.

     5.2  900-976 Call Blocking.  GTE shall not unilaterally block 900-976
          ---------------------
          traffic in which GTE performs switching associated with resale or unbundled network elements. GTE will block 900-976 traffic when requested to do so, in writing, by ELI. ELI shall be responsible for all cost associated with the 900-976 call blocking request. GTE reserves the right to block any and all calls which may harm or damage its network.

                                    VIII-9

     5.3  Miscellaneous.  GTE reserves the right to provide to any Information
          -------------
               Service Provider a list of any and all Telecommunications Providers doing business with GTE.

6.   Telephone Relay Service.  Local and intraLATA Telephone Relay Service
     -----------------------
     ("TRS") enables deaf, hearing-impaired, or speech-impaired TRS users to reach other telephone users. With respect to resold services, ELI's end users will have access to the state authorized TRS provider to the extent required by the Commission, including any applicable compensation surcharges.

7.   Directory Assistance (DA) and Operator Services (OS).  Where ELI is
     ----------------------------------------------------
     providing local service with its own switch, upon ELI's request GTE will provide to ELI rebranded or unbranded directory assistance services and/or operator services pursuant to separate contracts to be negotiated in good faith between the Parties. If ELI so requests directory assistance services and/or operator services, such contracts shall provide for the following:

     7.1  Directory Assistance Calls. GTE directory assistance centers shall
          --------------------------
          provide number and addresses to ELI end users in the same manner that number and addresses are provided to GTE end users. If information is provided by an automated response unit ("ARU"), such information shall be repeated twice in the same manner in which it is provided to GTE end users. Where available, GTE will provide call completion to ELI end users in the same manner that call completion is provided to GTE end users. GTE will provide its existing services to ELI end users consistent with the service provided to GTE end users.

     7.2  Operator Services Calls.  GTE operator services provided to ELI end
          -----------------------
          users shall be provided in the same manner GTE operator services are provided to GTE end users. In accordance with GTE practices and at GTE rates, GTE will offer to ELI end users collect, person-to-person, station-to-station calling, Third Party billing, emergency call assistance, calling card services, credit for calls, time and charges, notification of the length of call, and real time rating. GTE operators shall also have the ability to quote ELI rates upon request but only if there is appropriate cost recovery to GTE and to the extent it can be provided within the technical limitations of GTE's switches. GTE will provide its existing services to ELI end users consistent with the service GTE provides to its own end users.

8.   Directory Assistance Listings Information.  GTE will include listings in
     -----------------------------------------
     its directory assistance database for ELI end users in the same geographic area as GTE provides directory assistance for GTE end users as specified in
     Article VI, Section 3.4.

     8.1 GTE shall provide to ELI, at ELI's request, for purposes of ELI providing ELI-branded directory assistance services to its local customers, within sixty (60) Business Days after an order for such tape is received, all published DA listings for that specific state via magnetic tape. Such listings will be Confidential

                                    VIII-10

          Information under this Agreement and ELI will use the listings only for its directory assistance services to its end users. If ELI uses a Third Party directory assistance service to its end users, ELI will ensure that such Third Party likewise treats the listings as Confidential Information under this Agreement, and uses them only for such directory assistance. Changes to the DA Listing Information shall be updated on a daily basis through the same means used to transmit the initial list. DA Listing Information provided shall indicate whether the customer is a residence or business customer. The rate to be paid by ELI to GTE will be reasonable and mutually agreed.

     8.2 The Parties will not release DA Listing Information that includes the other Party's end user information to Third Parties without the other Party's written approval. The other Party will inform the Releasing Party if it desires to have the Releasing Party provide the other Party's DA Listing Information to the Third Party, in which case, the Releasing Party shall provide the other Party's DA Listing Information at the same time as the Releasing Party provides the Releasing Party's DA Listing Information to the Third Party. The rate to be paid by the Releasing Party to the other Party shall be no more than the direct costs of compiling such information. The other Party shall be responsible for billing the Third Party.

     8.3 The Parties will work together to identify and develop procedures for database error corrections.

9.   Directory Listings and Directory Distribution.  ELI will be required to
     ---------------------------------------------
     negotiate a separate agreement for directory listings and directory distribution, except as set forth below, with GTE's directory publication company.

     Listings. ELI agrees to supply GTE on a regularly scheduled basis, at no
     --------
     charge, and in a mutually agreed upon format (e.g. Ordering and Billing Forum developed), all listing information for ELI's subscribers who wish to be listed in any GTE published directory for the relevant operating area. Listing information will consist of names, addresses (including city, state and zip code) and telephone numbers. Nothing in this Agreement shall require GTE to publish a directory where it would not otherwise do so.

     Listing inclusion in a given directory will be in accordance with GTE's solely determined directory configuration, scope, and schedules, and listings will be treated in the same manner as GTE's listings.

     Distribution.  Upon directory publication, GTE will arrange for the
     ------------
     initial distribution of the directory to service subscribers in the directory coverage area at no charge.

     ELI will supply GTE in a timely manner with all required subscriber mailing information including non-listed and non-published subscriber mailing information, to enable GTE to perform its distribution responsibilities.

                                    VIII-11

10.  Busy Line Verification and Busy Line Verification Interrupt.  Each Party
     -----------------------------------------------------------
     shall establish procedures whereby its operator assistance bureau will coordinate with the operator assistance bureau of the other Party to provide Busy Line Verification ("BLV") and Busy Line Verification and Interrupt ("BLVI") services on calls between their respective end users. Each Party shall route BLV and BLVI inquiries over separate inward operator services trunks. Each Party's operator assistance bureau will only verify and/or interrupt the call and will not complete the call of the end user initiating the BLV or BLVI. Each Party shall charge the other for the BLV and BLVI services at the rates contained in Appendix E, or if there is no
                                                 ----------
     applicable rate listed in Appendix E, at the rates in their respective
                               ----------
     tariffs.

11.  SAG.  GTE will provide to ELI upon request the Street Address Guide at a
     ---
     reasonable charge. Two companion files will be provided with the SAG which lists all services and features at all LSOs, and lists services and features that are available in a specific LSO.

12.  Dialing Format Changes.  GTE will provide reasonable notification to ELI of
     ----------------------
     changes to local dialing format, i.e., 7 to 10 digit, by end office.

13.  Operational Support Systems (OSS).  GTE shall provide OSS functions to ELI
     ---------------------------------
     for ordering, provisioning and billing that are generally available as described in Appendix H attached to this Agreement. ELI shall pay GTE for
                  ----------
     access to GTE's OSS functions consistent with processes defined in Appendix
                                                                        --------
     H
     -

                                    VIII-12

                                  ARTICLE IX
                                  COLLOCATION


1.   Physical Collocation.  GTE shall provide to ELI physical collocation of
     --------------------
     equipment pursuant to 47 CFR (S) 51.323 necessary for interconnection or for access to unbundled network elements, provided that GTE may provide virtual collocation in place of physical collocation, or in some cases deny a particular collocation request entirely, if GTE demonstrates to the Commission that physical collocation, or perhaps even virtual collocation, is not practical because of technical reasons or space limitations, as provided in Section 251(c)(6) of the Act. GTE will provide such collocation for purposes of interconnection or access to unbundled network elements pursuant to the terms and conditions in the applicable federal and state EIS tariffs. GTE will work with ELI to install collocation arrangements within the following schedule:

     (1) GTE will respond to ELI within 10 days of receipt of a collocation application as to space availability and if only the tariff rates are applicable.

     (2) If space is available but additional work beyond the tariff is required, GTE will respond to ELI within 30 days of receipt of a collocation application with any additional charges (e.g., environmental conditioning charges).

     (3) GTE will begin construction of the collocation space once GTE receives 50% of the nonrecurring charges from ELI.

     (4) GTE will complete preparation of the collocation space for ELI within 90 days after GTE receives 50% of the nonrecurring charges from ELI, absent extenuating circumstances beyond GTE's control (e.g., inability to obtain necessary equipment from a vendor). ELI shall provide GTE with the remaining 50% of the nonrecurring charges upon ELI's acceptance of the prepared collocation space.

     (5) If extenuating circumstances occur, GTE will immediately notify ELI of those circumstances, and the Parties will negotiate a mutually acceptable in-service date.


     1.1  Space Planning.  In addition to such provisions for space planning and
          --------------
          reservation as may be set forth in the applicable GTE federal and state EIS tariffs, the parties agree to the following terms and conditions.

          1.1.1 GTE has the right to reasonably reserve space within its central offices for its own use. In order to retain reserved space GTE must provide sufficient documentation and justification for its future use. If GTE denies ELI's application for initial or growth collocation space based on reserving space for GTE's future needs, GTE must demonstrate to the Commission proper justification for GTE's reservation of space.

          1.1.2 GTE will notify ELI if it plans to build an addition to a central office where ELI has collocated facilities, if such addition would result in a material increase of space available for collocation.

          1.1.3 Should ELI submit to GTE a two-year forecast for space planning for collocated facilities in a central office, GTE will, in good faith, consider and discuss such forecast with ELI when considering space planning or utilization decisions for such central office; provided, however that any final space planning or utilization decision shall be made by GTE in its sole discretion in light of GTE requirements.

          1.1.4 Subject to technical feasibility and space limitations, GTE will make available at applicable federal and state EIS tariffs such intraoffice facilities as may be necessary to accommodate projected volumes of ELI traffic, or if GTE cannot provide such facilities in a timely manner, ELI may arrange to have a third-party contractor that is mutually acceptable to ELI and GTE (including ELI if it is an approved GTE contractor) provision the necessary facilities, as long as they meet or exceed GTE standard technical specifications and requirements.

          1.1.5 GTE shall not deny physical or virtual collocation to ELI on the basis of insufficient space to accommodate a collocation request if space could be made available for collocation in the specific central office by removing obsolete and inactive or substantially underutilized GTE transmission or other equipment. If no currently vacant space is available and the removal of such equipment is technically feasible, GTE and ELI shall negotiate in good faith the terms and conditions of removal of such equipment to make space available for collocation, subject to any applicable requirements adopted by the Commission or the FCC.

          1.1.6 In the event that GTE demonstrates to the Commission that insufficient space exists to accommodate ELI's request for physical or virtual collocation in a particular GTE central office, GTE will work with ELI to enable ELI to obtain technically feasible and efficient interconnection or access unbundled network elements. Alternatives include, but shall not be limited to, mounting termination banks on GTE's Main Distribution Frame to which ELI may establish connections with its nearby facilities.

     1.2  Connection to Customer Loops and Ports.  Facilities for cross-
          --------------------------------------
          connection to unbundled loops and ports shall be provided under the applicable GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such cross-connection is filed.

     1.3  Connection to Other Collocated Carriers.  Subject to technical
          ---------------------------------------
          feasibility and space limitations, ELI may interconnect with other carriers collocated at a GTE central office at which ELI has collocated facilities; provided, however, that ELI and such other carriers must be collocated at the GTE central office for the primary purpose of interconnecting with GTE or accessing GTE's unbundled network elements. ELI may interconnect with other carriers collocated at a GTE central office. ELI must provide GTE with written notice of such interconnection and shall allow GTE ten (10) Business Days in which to elect to provide the facilities necessary to accomplish such interconnection. ELI and the other collocated carriers may provide the necessary interconnection facilities only if GTE elects not to provide such facilities, or if GTE cannot provision the interconnection facilities within thirty (30) calendar days of ELI's written notice, or if GTE fails to so elect within the ten (10) Business Days after receipt of ELI's written notice. If GTE elects and is able to provide interconnection facilities under this section, GTE will provide this cross connection under the GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such interconnection facilities is filed, or pursuant to rates, terms, and conditions that the Parties may negotiate.

     1.4  Choice of Vendor.  ELI may use the vendor of its choice to install,
          ----------------
          maintain and repair equipment within ELI's collocated space. Access by the employees, agents or contractors of such vendor shall be subject to the same restrictions on access by employees, agents or contractors of ELI imposed under the applicable GTE federal and state EIS tariffs, including but not limited to certification and approval by GTE.

     1.5  Monitoring.  Subject to technical feasibility and space limitations,
          ----------
          ELI may extend its own facilities for remote monitoring of its collocated equipment to its collocated space. ELI may request that GTE provide the facilities necessary for such remote monitoring, at which time GTE and ELI will negotiate in good faith the price, terms and conditions of remote monitoring by GTE.

     1.6  Phone Service.  Upon ordering collocated space, ELI may order that its
          -------------
          collocation cage be provided with plain old telephone service (POTS) commencing at such time as GTE has completed construction of the collocated space. ELI shall pay separately for any ordered POTS service.

     1.7  Intraoffice Diversity.  At ELI's request, GTE will provide diversity
          ---------------------
          for ingress/egress fiber and power cables where such diversity is available and subject to technical feasibility and space limitations.

     1.8  Proprietary Information.  The Parties shall protect all proprietary
          -----------------------
          information disclosed by ELI in any request for collocation or by GTE in response to such request, to the extent required under this Agreement and any other non-disclosure agreements existing as of the date ELI submits its request for collocation space to GTE.

     1.9  Notification of Modifications.  GTE will notify ELI of modifications
          -----------------------------
          to collocation space in accord with the terms of applicable GTE state and federal EIS tariffs. Upon completion of construction of ELI's collocation space, GTE may not require ELI to modify its collocation space or to pay any of the costs associated with modifications to other collocation space. Additionally, GTE shall notify ELI when major upgrades are made to the power plants supporting ELI's collocation space or when any central office modification would impact any service the Parties provide to each other or to their respective end users. The following shall constitute such major upgrades:

          (a) replacement of a rectifier;

          (b) addition or replacement of a new fusing module;

          (c) addition or replacement of a power distribution unit frame; or

          (d) addition or replacement of modular rectifiers.

     1.10 Drawings.  When ELI orders collocation space, GTE and ELI will hold a
          --------
          GTE/Customer meeting in accord with applicable GTE state and federal EIS tariffs. At such meeting, GTE will provide such drawings of GTE's central office facility as may be necessary to adequately depict ELI's proposed collocation space.

     1.11 Construction of Space.  GTE will construct ELI's collocation space in
          ---------------------
          accord with the terms and conditions set forth in the applicable GTE state and federal EIS tariff. In the alternative, ELI may arrange for a third party contractor that is acceptable to GTE to construct the collocation cage enclosure. Additionally, GTE agrees to the following terms and conditions regarding construction of collocated space:

          1.11.1 Space will be constructed in 100 square foot increments, but GTE shall work with ELI to construct space in less than a 100 square foot increment if insufficient space exists. The constructed space shall be designed so as to prevent unauthorized access.

          1.11.2 A standard 100 square foot cage shall have the following standard features:

                  (a) eight-foot high, nine gauge chain link panels;

                  (b) three of the panels listed at (a) above shall measure eight by ten feet, the fourth panel shall measure eight by seven feet;

                  (c) the door to the cage shall measure eight by three feet and shall also consist of nine gauge chain link;

                  (d) the cage shall be provided with one padlock set, with GTE retaining one master key;

                  (e)  one ac electrical outlet;

                  (f)  one charger circuit system;

                  (g)  one electrical sub-panel;

                  (h)  such additional lighting as may be necessary;

                  (i)  one fire detection requirement evaluation;

                  (j)  grounding for the cage consistent with COEI.

          1.11.3  Modifications to the standard configuration set forth in
                  Section 1.11.2 can be made on an individual case basis. If modifications are agreed upon and made by the Parties, GTE will work with ELI to implement such additional modifications as may be necessary to ensure that ELI's collocated space is protected from unauthorized access.

          1.11.4 At such time as construction of ELI's collocation space is approximately 50 percent completed, GTE will give ELI notification, and such notification shall include scheduled completion and turnover dates. GTE shall provide ELI with sufficient information to enable the Parties to establish firm CLLI codes and to order cross connections for the equipment ELI intends to locate in the space 30 days prior to the scheduled implementation date. The cross-connect circuits shall be provisioned in conjunction with the installation of the collocation equipment.

          1.11.5 GTE will conduct a walk through of the collocated space with ELI within three (3) business days of completion of construction of collocated space. Should ELI note any deviations from the plan agreed upon by GTE and ELI at the customer meeting, and if such deviations were not requested by ELI or not required by law, GTE shall correct such deviations at its own expense within 5 Business Days.

     1.12 Connection Equipment.  ELI may provision equipment for the connection
          --------------------
          of ELI termination equipment, including but not limited to digital loop carriers and associated equipment, to GTE equipment using either of the following methods:

          1.12.1 ELI may extend an electrical or optical cable from the terminal within ELI's collocation cage and terminate that cable at GTE's network.

          1.12.2 ELI may install a patch panel within its collocation cage and then hand the cabling to GTE to extend to and have GTE terminate that cable at GTE's network.

     1.13 Access to ELI Collocation Space.  The terms and conditions of access
          -------------------------------
          to CLEC's collocation space shall be as set forth in applicable GTE state and federal EIS tariffs. Additionally, GTE agrees that the following terms and conditions shall apply to access:

          1.13.1 GTE shall implement adequate measures to control access to collocation cages.

          1.13.2 Collocation space shall comply with all applicable fire and safety codes.

          1.13.3 Doors with removable hinges or inadequate strength shall be monitored by an alarm connected to a manned site. All other alarms monitoring ELI collocation space provided by GTE shall also be connected to a manned site. ELI may, at its option, provide its own intrusion alarms for its collocated space.

          1.13.4 GTE shall control janitorial access to collocation cages, and restrict such access to approved and certified employees, agents or contractors.

          1.13.5 GTE shall establish procedures for access to collocation cages by GTE and non-GTE emergency personnel, and shall not allow access by security guards unless such access comports with this section and is otherwise allowed under applicable GTE state and federal EIS tariffs.

          1.13.6 GTE shall retain a master key to ELI's collocation space for use only in event of emergency as detailed in applicable GTE state and federal tariffs. At ELI's option, the Parties shall review key control procedures no more frequently than once in any twelve month period. At any time, ELI may elect to change keys if it suspects key control has been lost, provided, however, that GTE will be provided with a master key in accord with this section.

          1.13.7 Not more frequently than once a year, ELI may audit the security and access procedures and equipment applicable to its collocated space and the central office housing the collocation space. Access by personnel necessary to conduct such an audit shall be limited as set forth in applicable GTE state and federal EIS tariffs. Should ELI identify deficiencies in security and access procedures and equipment as a result of such audit, the cost, terms and conditions of the correction of such deficiencies shall be negotiated in good faith between the parties.

     1.14 Common Collocation Space.  Where sufficient space exists and upon
          ------------------------
          request, GTE will provide for collocation on a shared or common space basis, with each collocator's area defined within the common space. Access to the common collocation space will be via a common entry point, and each collocator shall be responsible to provide any additional security measures to protect its equipment. To the extent not inconsistent with these requirements, the remaining rates, terms, and conditions for physical collocation in this Article shall apply to common collocation arrangements.

2.   Virtual Collocation.  Subject to Section 1 of this Article, GTE will
     -------------------
     provide virtual collocation for purposes of interconnection or access to unbundled network elements pursuant to the terms and conditions in the applicable GTE federal and state EIS tariffs. In addition, the terms and conditions set forth in this Section 2 shall apply to virtual collocation provided to ELI.

     2.1  Conversion from Virtual to Physical Collocation.  Unless it is not
          -----------------------------------------------
          practical for technical reasons or because of space limitations, ELI may convert a virtual collocation arrangement to a physical collocation arrangement. ELI's request to do so shall be treated as a new physical collocation request and ELI shall pay GTE at the applicable tariff rates for construction and rearrangement of ELI's equipment as well as all applicable tariffed physical collocation recurring charges. To the extent technically feasible and efficient, GTE shall retain the existing connections between its network and ELI's collocated equipment as part of the conversion.

     2.2  Conversion from Physical to Virtual Collocation.  Unless it is not
          -----------------------------------------------
          practical for technical reasons or because of space limitations, ELI may convert a physical collocation arrangement to a virtual collocation arrangement. ELI's request to do so shall be treated as a new virtual collocation request and ELI shall pay GTE at the applicable tariff rates for construction and rearrangement of ELI's equipment as well as all applicable tariffed virtual collocation recurring charges. To the extent technically feasible and efficient, GTE shall retain the existing connections between its network and ELI's collocated equipment as part of the conversion. If ELI elects to change to a virtual collocation arrangement pursuant to this section, GTE will not refund previous payments for physical collocation received from ELI. If another carrier occupies the physical collocation space vacated by ELI, however, GTE shall remit to ELI the net salvage value of the cage enclosure, ladder racking, and power cabling that was constructed in and up to the space ELI vacated.

     2.3  Vendors.  Choice of vendors for equipment used for virtual collocation
          -------
          shall be under the terms and conditions set forth in the applicable GTE federal and state EIS tariff. Upon request by ELI, GTE shall provide a list of locally qualified vendors approved for the type of equipment to be collocated. ELI shall not be precluded from submitting a request to become an approved contractor with Regional Contract Administrators, and GTE shall not deny that request solely on the grounds that ELI is a CLEC.

     2.4  Inspection.  Upon provision of virtual collocation by GTE, the Parties
          ----------
          shall agree on a mutually acceptable schedule whereby ELI may inspect the equipment in its virtual collocation space.

3.   Fixed Wireless Collocation.  Where technically feasible and upon request,
     --------------------------
     GTE will provide to ELI physical collocation on the roof(s) of GTE central office or wire center for fixed wireless equipment necessary for access to unbundled network elements or interconnection of ELI's network facilities to GTE's network. GTE shall provide such collocation in accordance with its applicable federal and state EIS tariffs.

                                   ARTICLE X
              ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY

To the extent required by the Act, GTE and ELI shall each afford to the other access to the poles, ducts, conduits and rights of way it owns or controls on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's tariffs and/or standard agreements. Accordingly, GTE and ELI shall execute pole attachment and conduit occupancy agreements in the form set forth in Appendices I and J.
                  ------------------

IN WITNESS WHEREOF, each Party has executed this Agreement to be upon approval by the Commission in accordance with Section 252 of the Act. The "effective date" of this Agreement for such purposes will be as established by the Commission approval order.


GTE NORTHWEST INCORPORATED                 ELECTRIC LIGHTWAVE, INC.


By _____________________________________   By /s/ Timothy H. Peters
                                             ----------------------------------

Name  Connie Nicholas                      Name   Timothy H. Peters
                                                -------------------------------

Title  Assistant Vice President            Title  Director, Regulatory &
       Wholesale Markets-Interconnection         ------------------------------
                                                  Industry Affairs

Date ___________________________________   Date   April 15, 1999
                                                -------------------------------

** GTE Northwest Incorporated does not consent to this purported agreement (which does not comply with the Federal Telecommunications Act of 1996) and does not authorize any of its representatives to consent to it. The signature of a GTE representative has been placed on this document only under the duress of an order of the Oregon Public Utility Commission requiring such signature.

The filing of this arbitrated Agreement with the Oregon Public Utility Commission is pursuant to Order No. 99-218, entered March 17, 1999, in Docket No. ARB 91 and does not in any way constitute a waiver by either Electric Lightwave, Incorporated or GTE Northwest Incorporated, of any right which any such Party may have to seek review by a competent court, or to petition the Oregon Public Utility Commission for reconsideration of, any determination contained in the Order, or any provision included in this Agreement pursuant to the Order.

In this document the Parties attempt to comply with the Order and reduce the contractual language the substantive provisions and directives of the Order. Nothing contained herein shall be construed or is intended to be a concession or admission by either Party that any such provision of the Order or the language herein complies with the duties imposed by the Telecommunications Act of 1996, the decisions of the FCC and the Oregon Public Utility Commission, or other law, and each Party thus expressly reserves its full right to assert and pursue claims that the Order does not comport with applicable law.

                                   APPENDIX A


This Appendix is intentionally blank for numbering consistency.

                                   APPENDIX B


This Appendix is intentionally blank for numbering consistency.

                                   APPENDIX C
                             RATES AND CHARGES FOR
                      TRANSPORT AND TERMINATION OF TRAFFIC


General.  The rates contained in this Appendix C are the rates as defined in
-------                               ----------
Article V and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Universal Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation. Any amendment to this Appendix required as a result of any future Commission or other proceedings shall be made according to the terms of the final Commission and/or court order resolving that proceeding.


Each Party  will bill the other Party as appropriate:

A. The Local Interconnection rate element that applies to Local Traffic on a minute of use basis that each Party switches for termination purposes at its wire centers. The local interconnection rate is $0.0058242.

B. The Tandem Switching rate element that applies to tandem routed Local Traffic on a minute of use basis. The tandem switching rate is $0.0018106.

C. The Common Transport Facility rate element that applies to tandem routed Local Traffic on a per minute/per mile basis. The Common Transport Facility rate is $0.0000044.

D. The Common Transport Termination element that applies to tandem routed Local Traffic on a per minute/per termination basis. The Common Transport Termination rate is $0.0001519.

E.  The Tandem Transiting Charge is comprised of the following rate elements:

     Tandem Switching:                                         =    $0.0018106

     Tandem Transport (10 mile average): 10 x $0.0000044       =    $0.0000440

     Transport Termination (2 Terminations): 2 x $0.0001519    =    $0.0003038

          Transiting Charge:                                        $0.0021584

F.   Initial Factors:

(1)  PLU                                               TBD

(2)  Initial Proportionate Share Factor                TBD

(3)  Exempt Factor                                     TBD

                                  APPENDIX D


This Appendix is intentionally blank for numbering consistency.

                                  APPENDIX E
                         SERVICES AVAILABLE FOR RESALE

This Appendix is intentionally left blank. At such time as ELI desires to resell GTE services, the Parties agree to negotiate the rates and to amend this Agreement accordingly, as specified in Article VI.

                                  APPENDIX F
                         PRICES FOR UNBUNDLED ELEMENTS


General. The rates contained in this Appendix F are the rates as defined in
-------                              ----------
Article VII and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Universal Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation. Any amendment to this Appendix required as a result of any future Commission or other proceedings shall be made according to the terms of the final Commission and/or court order resolving that proceeding. This Appendix may be superseded by the provisions in Article III, Section 46, and Appendices 46A and 46B. At such time as ELI desires to obtain unbundled ports, local switching, and transport from GTE, the Parties agree to negotiate the terms and conditions specified in
Article VII, Section 2.2.1 and to amend this Agreement accordingly. ELI shall not obtain unbundled ports, local switching, and shared transport from GTE until such amendment becomes effective.

GTE assesses a separate interim universal service fund surcharge for loops and ports to provide continued universal service support that is implicit in GTE's current retail services prices; and to respect the careful distinctions Congress has drawn between access to UNEs, on the one hand, and the purchase at wholesale rates of GTE services on the other. This surcharge is being addressed (or will be addressed) by the Commission or a court of competent jurisdiction. The parties agree that GTE will offer the port and loop UNEs at the rates set forth below in Appendix F without the interim surcharge, but subject to the following terms and conditions:

A. ELI agrees that within thirty (30) days after the effective date of a Commission or court order affirming GTE's interim surcharge, ELI will (i) begin paying the monthly interim surcharge in accord with Appendix F, and
     (ii) make a lump sum payment to GTE of the total interim surcharges retroactive to the effective date of this Agreement.

B. Notwithstanding any provision in this Agreement, GTE may, at its sole discretion and at any time, seek injunctive or other relief (i) requiring ELI to pay GTE's interim surcharge or (ii) requiring the Commission to immediately impose the interim surcharge.

C. Nothing in this Agreement shall restrict or impair GTE from seeking injunctive relief or any other remedy at any time and in any court regarding GTE's interim surcharge or the Commission's rejection or modification of GTE's interim surcharge.

     Local Loops

          2 Wire Analog Voice Grade Loop                   $    32.00
          4 Wire Analog Voice Grade Loop                   $    50.00

          2 Wire Digital Loop                              $      TBD
          4 Wire Digital Loop                              $      TBD
          DS-1 Loop                                        $      TBD
          DS-3 Loop                                        $      TBD

     Network Interface Device
          Basic NID                                        $     1.90
          12 x NID                                               2.00

     Local Switching (must purchase port)
       Ports
          2 Wire Analog Line Port                          $     5.30
          2 Wire ISDN Digital Line Port                    $      TBD
          DS-1 Digital Trunk Port                          $    97.00
          4 Wire ISDN Digital DS-1 Port                    $      TBD

       Local Switching                                     $0.0058242

       Shared Transport
          Transport Termination MOU/Term                   $0.0001519
          Transport Facility MOU/Mile                      $0.0000044
          Tandem Switching MOU                             $0.0018106

     Vertical Features                                     See Attached

     Dedicated Transport
       CLEC Dedicated Transport
          2 Wire Voice                                     $    32.00
          4 Wire Voice                                     $    50.00
          DS1 Standard 1st System                          $   200.00
          DS1 Standard Add'l System                        $   130.00
          DS3 Optical Interface                            $ 1,000.00

       Multiplexing
          DS1 to Voice Multiplexing                        $   212.76
          DS3 to DS1 Multiplexing                          $   400.00

       Interoffice Dedicated Transport
          Voice Facility Per ALM                           $     4.28
          Voice Facility Termination                       $      TBD
          DS1 Facility Per ALM                             $     5.00
          DS1 Per Termination                              $    37.94
          DS3 Facility Per ALM                             $    30.00
          DS3 Per Termination                              $   300.00

Databases and Signaling Systems
       Signaling Links and STP
          56 Kbps Links                                    GTOC FCC-1 Tariff
          DS-1 Link                                        GTOC FCC-1 Tariff
          Signal Transfer Point (STP) Port Term            GTOC FCC-1 Tariff

       Call Related Databases
          Line Information Database (ABS-Queries)          GTOC FCC-1 Tariff
          Toll Free Calling Database (DB800 Queries)       GTOC FCC-1 Tariff

     Universal Service Fund (USF) Support Surcharge
          Per Loop                                         $      TBD
          Per Port                                         $      TBD

     Non-Recurring Charges for Unbundled Services*
       Service Ordering (loop or port)
          Initial Service Order, per order                 $    47.13
          Transfer of Service Charges, per order           $    16.00
          Subsequent Service Order, per order              $    23.97
          Customer Service Record Research, per request    $     5.25
       Installation
          Unbundled Loop, per loop                         $    11.40
          Unbundled Port, per port                         $    11.40

       Loop Facility Charge, per order                     $    69.58

     This charge will apply when field work is required for establishment of new unbundled loop service.

     Monthly Recurring Charge for EIS
          DS0 Level Connection                                 Tariff
          DS1 Level Connection                                 Tariff

*These non-recurring charges are subject to updating in accordance with any orders issued by the Oregon Public Utility Commission in Docket Nos. UT 138/139, UM 874, or any successor dockets relating to GTE unbundled network element prices.

OREGON UNBUNDLED VERTICAL FEATURES

--------------------------------------------------------------------------------------------------
          VERTICAL FEATURES                                              (Subject to Availability)
--------------------------------------------------------------------------------------------------
Three Way Calling                                     $/line/month                           $1.13
--------------------------------------------------------------------------------------------------
Call Forwarding Variable                              $/line/month                           $1.23
--------------------------------------------------------------------------------------------------
Cut. Changeable Speed Calling 1-Digit                 $/line/month                           $0.90
--------------------------------------------------------------------------------------------------
Cut. Changeable Speed Calling 2-Digit                 $/line/month                           $0.92
--------------------------------------------------------------------------------------------------
Call Waiting                                          $/line/month                           $0.73
--------------------------------------------------------------------------------------------------
Cancel Call Waiting                                   $/line/month                           $0.25
--------------------------------------------------------------------------------------------------
Automatic Callback                                    $/line/month                           $0.41
--------------------------------------------------------------------------------------------------
Automatic Recall                                      $/line/month                           $0.32
--------------------------------------------------------------------------------------------------
Calling Number Delivery                               $/line/month                           $4.01
--------------------------------------------------------------------------------------------------
Calling Number Delivery Blocking                      $/line/month                           $0.62
--------------------------------------------------------------------------------------------------
Distinctive Ringing / Call Waiting                    $/line/month                           $1.96
--------------------------------------------------------------------------------------------------
Customer Originated Trace                             $/line/month                           $0.47
--------------------------------------------------------------------------------------------------
Selective Call Rejection                              $/line/month                           $2.53
--------------------------------------------------------------------------------------------------
Selective Call Forwarding                             $/line/month                           $2.94
--------------------------------------------------------------------------------------------------
Selective Call Acceptance                             $/line/month                           $7.43
--------------------------------------------------------------------------------------------------
Call Forwarding Variable CTX                          $/line/month                           $0.92
--------------------------------------------------------------------------------------------------
Call Forwarding Incoming Only                         $/line/month                           $0.26
--------------------------------------------------------------------------------------------------
Call Forwarding Within Group Only                     $/line/month                           $0.25
--------------------------------------------------------------------------------------------------
Call Forwarding Busy Line                             $/line/month                           $0.26
--------------------------------------------------------------------------------------------------
Call Forwarding Don't Answer All Calls                $/line/month                           $0.48
--------------------------------------------------------------------------------------------------
Remote Call Forward                                   $/line/month                           $1.11
--------------------------------------------------------------------------------------------------
Call Waiting Originating                              $/line/month                           $0.33
--------------------------------------------------------------------------------------------------
Call Waiting Terminating                              $/line/month                           $0.71
--------------------------------------------------------------------------------------------------
Cancel Call Waiting CTX                               $/line/month                           $0.25
--------------------------------------------------------------------------------------------------
Three Way Calling CTX                                 $/line/month                           $1.38
--------------------------------------------------------------------------------------------------
Call Transfer Individual All Calls                    $/line/month                           $0.31
--------------------------------------------------------------------------------------------------
Add-on Consultation Hold Incoming Only                $/line/month                           $0.25
--------------------------------------------------------------------------------------------------
Speed Calling Individual 1-Digit                      $/line/month                           $0.63
--------------------------------------------------------------------------------------------------
Speed Calling Individual 2-Digit                      $/line/month                           $0.64
--------------------------------------------------------------------------------------------------
Direct Connect                                        $/line/month                           $0.42
--------------------------------------------------------------------------------------------------
Distinctive Alerting / Call Waiting Indicator         $/line/month                           $1.46
--------------------------------------------------------------------------------------------------
Call Hold                                             $/line/month                           $0.59
--------------------------------------------------------------------------------------------------
Semi-Restricted (Orig/Term)                           $/line/month                           $1.85
--------------------------------------------------------------------------------------------------
Fully-Restricted (Orig/Term)                          $/line/month                           $1.85
--------------------------------------------------------------------------------------------------
Toll Restricted Service                               $/line/month                           $0.26
--------------------------------------------------------------------------------------------------
Call Pick-up                                          $/line/month                           $0.34
--------------------------------------------------------------------------------------------------
Directed Call Pick-up w/Barge-In                      $/line/month                           $0.40
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                 VERTICAL FEATURES                                  (Subject to Availability)
---------------------------------------------------------------------------------------------
Directed Call Pick-up w/o Barge-In                   $/line/month                      $ 0.39
---------------------------------------------------------------------------------------------
Special Intercept Announcements                      $/line/month                      $ 8.49
---------------------------------------------------------------------------------------------
Conference Calling - 6-Way Station Cont.             $/line/month                      $ 4.24
---------------------------------------------------------------------------------------------
Station Message Detail Recording                     $/line/month                      $ 1.61
---------------------------------------------------------------------------------------------
Station Message Detail Recording to Premises         $/line/month                      $ 3.12
---------------------------------------------------------------------------------------------
Fixed Night Service - Key                            $/line/month                      $ 3.05
---------------------------------------------------------------------------------------------
Attendant Camp-on (Non-DI Console)                   $/line/month                      $ 1.36
---------------------------------------------------------------------------------------------
Attendant Busy Line Verification                     $/line/month                      $ 4.45
---------------------------------------------------------------------------------------------
Control of Facilities                                $/line/month                      $ 0.25
---------------------------------------------------------------------------------------------
Fixed Night Service - Call Forwarding                $/line/month                      $ 0.32
---------------------------------------------------------------------------------------------
Attendant Conference                                 $/line/month                      $12.88
---------------------------------------------------------------------------------------------
Circular Hunting                                     $/line/month                      $ 2.95
---------------------------------------------------------------------------------------------
Preferential Multiline Hunting                       $/line/month                      $ 0.45
---------------------------------------------------------------------------------------------
Uniform Call Distribution                            $/line/month                      $ 3.42
---------------------------------------------------------------------------------------------
Stop Hunt Key                                        $/line/month                      $ 0.25
---------------------------------------------------------------------------------------------
Make Busy Key                                        $/line/month                      $ 0.60
---------------------------------------------------------------------------------------------
Queuing                                              $/line/month                      $ 1.10
---------------------------------------------------------------------------------------------
Automatic Route Selection                            $/line/month                      $ 0.35
---------------------------------------------------------------------------------------------
Facility Restriction Level                           $/line/month                      $ 0.25
---------------------------------------------------------------------------------------------
Expansive Route Warning Tone                         $/line/month                      $ 0.25
---------------------------------------------------------------------------------------------
Time-of-Day Routing Control                          $/line/month                      $ 0.31
---------------------------------------------------------------------------------------------
Foreign Exchange Facilities                          $/line/month                      $13.40
---------------------------------------------------------------------------------------------
Anonymous Call Rejection                             $/line/month                      $ 5.31
---------------------------------------------------------------------------------------------
Basic Business Group Sta-Sta ICM                     $/line/month                      $10.23
---------------------------------------------------------------------------------------------
Basic Business Group CTX                             $/line/month                      $ 1.76
---------------------------------------------------------------------------------------------
Basic Business Group DOD                             $/line/month                      $ 0.71
---------------------------------------------------------------------------------------------
Basic Business Auto ID Outward Dialing               $/line/month                      $ 0.25
---------------------------------------------------------------------------------------------
Basic Business Group DID                             $/line/month                      $ 0.25
---------------------------------------------------------------------------------------------
Business Set Group Intercom All Calls                $/line/month                      $ 7.55
---------------------------------------------------------------------------------------------
Dial Call Waiting                                    $/line/month                      $ 0.57
---------------------------------------------------------------------------------------------
Loudspeaker Paging                                   $/line/month                      $12.38
---------------------------------------------------------------------------------------------
Recorded Telephone Dictation                         $/line/month                      $13.28
---------------------------------------------------------------------------------------------
On-Hook Queuing for Outgoing Trunks                  $/line/month                      $ 4.46
---------------------------------------------------------------------------------------------
Off-Hook Queuing for Outgoing Trunks                 $/line/month                      $ 1.54
---------------------------------------------------------------------------------------------
Teen Service                                         $/line/month                      $ 0.82
---------------------------------------------------------------------------------------------
Bg - Automatic Call Back                             $/line/month                      $ 0.83
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
              VERTICAL FEATURES                                    (Subject to Availability)
--------------------------------------------------------------------------------------------
Voice/Data Protection                                $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Authorization Codes for Afr                          $/line/month                     $ 0.36
--------------------------------------------------------------------------------------------
Account Codes for Afr                                $/line/month                     $ 0.59
--------------------------------------------------------------------------------------------
Code Restriction Diversion                           $/line/month                     $ 0.37
--------------------------------------------------------------------------------------------
Code Calling                                         $/line/month                     $14.60
--------------------------------------------------------------------------------------------
Meet-Me Conference                                   $/line/month                     $ 5.93
--------------------------------------------------------------------------------------------
Call Park                                            $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Executive Busy Override                              $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Last Number Redial                                   $/line/month                     $ 0.50
--------------------------------------------------------------------------------------------
Direct Inward System Access                          $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Authorization Code Immediate Dialing                 $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Bg - Speed Calling Shared                            $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Attendant Recall from Satellite                      $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Bg - Speed Calling 2-Shared                          $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Business Set - Call Pick-up                          $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Authorization Code for Mdr                           $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Locked Loop Operation                                $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Attendant Position Busy                              $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Two-Way Splitting                                    $/line/month                     $ 0.84
--------------------------------------------------------------------------------------------
Call Forwarding - All (Fixed)                        $/line/month                     $ 1.75
--------------------------------------------------------------------------------------------
Business Group Call Waiting                          $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Music on Hold                                        $/line/month                     $ 6.41
--------------------------------------------------------------------------------------------
Automatic Alternate Routing                          $/line/month                     $ 4.95
--------------------------------------------------------------------------------------------
DTMF Dialing                                         $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
BG DTMF Dialing                                      $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Business Set Access to Paging                        $/line/month                     $ 3.97
--------------------------------------------------------------------------------------------
Call Flip-Flop (Ctx-A)                               $/line/month                     $ 3.52
--------------------------------------------------------------------------------------------
Selective Calling Waiting (Class)                    $/line/month                     $ 2.80
--------------------------------------------------------------------------------------------
Direct Inward Dialing                                $/line/month                     $11.85
--------------------------------------------------------------------------------------------
Customer Dialed Account Recording                    $/line/month                     $ 3.37
--------------------------------------------------------------------------------------------
Deluxe Automatic Route Selection                     $/line/month                     $ 0.68
--------------------------------------------------------------------------------------------
MDC Attendant Console                                $/line/month                     $63.74
--------------------------------------------------------------------------------------------
Warm Line                                            $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------
Calling Name Delivery                                $/line/month                     $ 0.25
--------------------------------------------------------------------------------------------

                                  APPENDIX G
                  RATES AND CHARGES FOR 911/E911 ARRANGEMENTS


     The following services are offered by GTE for purchase by ELI, where an individual item is not superseded by a tariffed offering.

                                                            NRC       MRC
                                                            ---       ---

1.   9-1-1 Selective Router Map                             $125.00   n/a
     Provided is a color map showing a selective router's location and the GTE central offices that send their 9-1-1 call to it. The selective router and central office information will include CLLI codes and NPA/NXXs served. The map will include boundaries of each central office and show major streets and the county boundary.
     Permission to reproduce within ELI for its internal use is granted without further fee.

2.   9-1-1 Selective Router Pro-Rata Fee/trunk              $0        $100.77
     This fee covers the cost of selective routing switch capacity per trunk to cover investment to handle the additional capacity without going to the 9-1-1 districts for additional funding.

3.   PS ALI Software                                                  $790.80
     A personal computer software program running on Windows 3.1 for formatting subscriber records into NENA Verison #2 format to create files for uploading to GTE's ALI Gateway. Fee includes software, warranty and 1 800 872-3356 support at no additional cost.

                                                            NRC       MRC
                                                            ---       ---

4.   ALI Gateway Service                                    $135.00   $36.12
     Interface for delivery of ALI records to GTE's
     Data Base Management System. This provides a computer access port for ELI to transmit daily subscriber record updates to GTE for loading into ALI databases. It includes support at 1 800 872-3356 at no additional cost.

5.   9-1-1 Interoffice Trunk                                Tariff    Tariff
     This is a tariffed offering, to be found in each state's Emergency Number Service Tariff.

6.   ALI Database                                           Tariff    Tariff
     This is a tariffed offering, to be found in each state's Emergency Number Service Tariff.

7.   Selective Router Database per Record Charge            Tariff    Tariff
     Fee for each ALI record used in a GTE selective router. This is a tariffed offering, to be found in each state's Emergency Number Service Tariff.

8.   MSAG Copy
     Production of one copy of a 9-1-1 Customer's
     Master Street Address Guide, postage paid.

     a.   Copy provided in paper format                     $238.50   $54.00

     b.   Copy provided in flat ASCII file
          on a 3 1/2" diskette                              $276.00   $36.00

9.   The following services are offered by GTE when
     ELI Resells GTE's local exchange services, where an
     Item is not superceded by a tariffed offering:

     a.   911 Selective Router Map                          $125.00   N/A

          Provided is a color map showing a Selective router's location and the GTE Central offices that send their 911 call to it.

          The selective router and central office
          Information will include CLLl codes and NPA/NXXs
          Served. The map will include boundaries of each central Office and show major streets and the county Boundary. Permission to reproduce by ELI for its Internal use is granted without further fee. Non-tariffed price.

     b.   MSAG Copy

          Production of one copy of a 911 Customer's
          Master Street Address Guide, postage paid

          1.   Copy provided in proper format               $238.50   $ 54.00
          2.   Copy provided in flat ASC11 file
               On 3-1/2" diskette                           $276.00   $ 36.00

                                  APPENDIX H
            SERVICE ORDERING, PROVISIONING, BILLING AND MAINTENANCE


1.   Service Ordering, Service Provisioning, and Billing Systems Generally. The
     ----------------------------------------------------------------------
     following describes generally the operations support systems that GTE will use and the related functions that are available for ordering, provisioning and billing for resold services, interconnection facilities and services and unbundled network elements. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the GTE Guide. Before orders can be taken, ELI will provide GTE with its Operating Company Number ("OCN") and Company Code ("CC") as follows:

     (a) ELI must provide its OCN (four-digit alpha-numeric assigned by Bellcore or number administrator) on the ALEC Profile. The GTE Guide provides the necessary information for ELI to contact Bellcore to obtain the OCN. There are no optional fields on the Profile.

     (b) Before the Local Service Request ("LSR") and Directory Service Request ("DSR") order forms can be processed ELI must provide the OCN and Customer Carrier Name Abbreviation ("CCNA").

     1.1  Operations Support Systems for Trunk-Side Interconnection
          ---------------------------------------------------------

          1.1.1 ELI will be able to order trunk-side interconnection services and facilities from GTE through a direct electronic interface over the GTE Network Data Mover ("NDM") in a nondiscriminatory manner. Orders for trunk-side interconnection will be initiated by an Access Service Request ("ASR") sent electronically by ELI over the NDM. ASRs for trunk-side interconnection will be entered electronically into GTE's Carrier Access Management System ("CAMS") to validate the request, identify any errors, and resolve any errors back to ELI. CAMS is a family of GTE systems comprised primarily of EXACT/TUF, SOG/SOP, and CABS.

          1.1.2 The use of CAMS to support ELI's requests for trunk-side interconnection will operate in the following manner: GTE will route the ASR through its data center to one of two National Access Ordering Centers ("NACC"). The ASR will be entered electronically into the EXACT/TUF system for validation and correction of errors. Errors will be referred back to ELI. ELI then will correct any errors that GTE has identified and resubmit the request to GTE electronically through a supplemental ASR, without penalty or charge (e.g., order modification charge) to ELI. Similarly, errors committed by GTE subsequent to the receipt of a valid ASR from ELI will be expeditiously identified and corrected by GTE without the need for ELI's submission of a supplemental ASR. GTE then will translate the ASR into a service order for provisioning and billing.

          1.1.3 At the next system level, translated service orders will be distributed electronically through the SOG/SOP systems to several destinations. The SOG/SOP system will begin the actual provisioning of the service for ELI. Other GTE provisioning systems are CNAS and ACES. The GTE Database Administrative Group ("DBA") and the Special Services Control Center ("SSCC") will be the two most important destinations at this level. The DBA location will identify codes for the appropriate GTE switch in order to provide the functions required by the ASR. The SSCC will provide the engineering for the facilities over which the services will be handled. Information from these two groups (and others) then will be transmitted electronically to GTE's field service personnel (Customer Zone Technicians or "CZTs") who will establish the trunks and facilities, thus connecting the GTE facilities to a connecting company, if one is required, and to ELI. GTE's CZTs also will contact ELI directly to perform testing, and upon acceptance by ELI, will make the necessary entries into the GTE system to complete the order. The completed orders then will pass to GTE's Carrier Access Billing System ("CABS") which will generate the bill to ELI. The billing process under CABS requires coordination with several other systems.

          1.1.4 Billing for transport and termination services cannot be accomplished without call records from GTE's central office switches. Records of usage will be generated at GTE's end office switches or the access tandems. Call usage records will be transmitted electronically from GTE's switches through GTE's Billing Intermediate Processor ("BIP"). This system will collect the call records, perform limited manipulations to the record and transfer them to a centralized data center where they will be processed through the Universal Measurement System ("UMS") to determine the validity and accuracy of the records. UMS also will sort the records and send them to the CABS billing system, from which GTE will produce a bill and send it to ELI.

     1.2  Operations Support Systems for Resold Services and Unbundled Elements
          ---------------------------------------------------------------------

          1.2.1 ELI will also be able to order services for resale and unbundled network elements, as well as interim number portability, directly from GTE through an electronic interface. To initiate an order for these services or elements, ELI will submit a Local Service Request ("LSR") from its data center to GTE's Data Center using the same electronic NDM interface used for trunk-side interconnection. If no NDM interface exists or if ELI chooses to establish a separate NDM interface, ELI must request an NDM facility. For new entrants that elect not to interface electronically, GTE will accommodate submission of LSR orders by facsimile, E-mail, Internet or a dial NDM arrangement. An LSR is very similar to an ASR, except that it will be used exclusively for line-side interconnection requests. GTE will transfer LSRs to GTE's NOMC centralized service order processing center electronically.

          1.2.2 Most LSRs will be used either to transfer an existing GTE customer to ELI or to request service for a new customer who is not an existing GTE customer. Depending on the situation, different information will be required on the LSR. LSRs for a conversion of a GTE local customer to ELI must include information relating to all existing, new and disconnected services for that customer, including the customer's name, type of service desired, location of service and features or options the customer desires. ELI will be able to obtain this customer information after GTE has received the customer's written consent as specified in Article VI.3.3. For service to a new customer who is not an existing GTE customer, the LSR must contain the customer's name, service address, service type, services, options, features and ELI data. If known, the LSR should include the telephone number and due date/desired due date.


          1.2.3 While ELI would have its own customer information and may have the SAG/GTE products on tape from GTE, ELI would not have the due date or new telephone number for new customers since that information is contained in GTE's systems. Therefore, a process is required to provide this information to ELI. GTE itself does not have uniform access to this information electronically. Until GTE and ELI have agreed and established electronic interfaces, ELI agrees that a toll free number is the method that will be used. The toll free telephone number will connect ELI directly to GTE's NOMC service representatives. When ELI receives a request for basic services from a new local service customer, ELI will call GTE's NOMC through the toll free number, and, while the new customer is on hold, GTE will provide the due date for service and the new telephone number for that customer. At the same time, ELI will give GTE the new customer's name, service address and type of requested service (i.e., R1, B1). GTE will enter that information into its SORCES or SOLAR service ordering systems to be held in suspense until ELI sends the confirming LSR. ELI will then return to its customer holding on the line and provide the due date and new telephone number.

          1.2.4 After concluding the telephone call with the new customer, ELI will complete a confirming LSR for the new service and send it electronically to GTE's data center for processing. Upon receipt, GTE will match the LSR with the service order suspended in GTE's system, and if there is a match, GTE will process the LSR. After the LSR is processed, GTE will transmit confirmation electronically to ELI through the NDM that the LSR has been processed, providing a record of the telephone number and due date. ELI will be required to submit the confirming LSR by 12:00 p.m. each day local time, as defined by the location of the service address. If ELI fails to submit the LSR in a timely manner, the suspended LSR will be considered in jeopardy, at which time GTE will assign a new due date upon receipt of the delayed LSR for such customer requests and notify ELI of the change.

          1.2.5 Number assignments and due date schedules for services other than single line service and hunt groups up to 12 lines will be assigned within approximately twenty-four (24) hours after GTE's receipt of the LSR using the standard Local Service Confirmation ("LSC") report sent electronically to ELI over the NDM, thereby providing a record of the newly established due date. An exception would be a multi-line hunt group for 12 lines or fewer. The other numbers then will be provided through the normal electronic confirmation process.

          1.2.6 The processing of specifically requested telephone numbers (called "vanity numbers") is as follows. GTE will work with ELI on a real time interface to process vanity numbers while ELI's customer is still on the line. If a number solution can be established expeditiously, it will be done while the customer is still on the line. If extensive time will be required to find a solution, GTE service representatives will work with ELI representatives off line as GTE would for its own customers. For all of this, the basic tariff guidelines for providing telephone numbers will be followed.

          1.2.7 Once the order for line-side interconnection service is established, it is moved for provisioning to the next system level. Here, GTE will validate and process the LSR to establish an account for ELI and, if GTE continues to provide some residual services to the customer, GTE will maintain a GTE account. In GTE's system, GTE's account is called the Residual Account and ELI's account is referred to as the ELI Account. If any engineering for the service is necessary, the account would be distributed to the SSCC. Otherwise, it will be distributed for facility assignment.

          1.2.8 With the account established and any engineering and facility assignment complete, GTE then will transmit electronically a record to GTE's CZT field personnel if physical interconnection or similar activity is required. The CZTs will provision the service and then electronically confirm such provision in the SOLAR/SORCES system when completed. The accounts then will be transmitted to GTE's Customer Billing Services System ("CBSS"). GTE shall provide to ELI a service completion report. Call records for actual service provided to ELI's customers on GTE facilities will be transmitted from GTE's switches through some usage rating systems (BIP, UMS), screened and eventually delivered to CBSS for the generation of bills.

          1.2.9 CBSS is a different system than CABS, and it is the one that GTE will utilize to produce the required bills for resold services, unbundled elements and local number portability. CBSS will create a bill to ELI for resold services and unbundled elements along with a summary bill master. Daily unrated records for intraLATA toll usage and local usage (incollect usage data will be provided on rated basis) on ELI's accounts will be generated and transmitted electronically to ELI.

          1.2.10 On resold accounts, GTE will provide usage in EMR format per existing file exchange schedules. The usage billing will be in agreed upon level of detail for ELI to issue a bill to its end users.

          1.2.11 GTE will provide ELI with detailed monthly billing information in a paper format until an agreed upon Electronic Data Interchange 811 electronic bill format is operational.

          1.2.12 State or sub-state level billing will include up to ten (10) summary bill accounts.

          1.2.13 GTE accepts ELI's control reports and agrees to utilize industry standard return codes for unbillable messages. Transmission will occur via the NDM. Tape data will conform to Attachment "A" of the LRDTR. Data will be delivered Monday through Friday except for Holidays as agreed. Data packages will be tracked by invoice sequencing criteria. GTE contacts will be provided for sending/receiving usage files.

          1.2.14  GTE will retain data backup for 45 Business Days.

          1.2.15 In addition to the LSR delivery process, ELI will distribute directory assistance and directory listing information (together sometimes referred to hereafter as "DA/DL information") to GTE via the LSR ordering process over the NDM. GTE will provide listings service via its "listing continuity" offering.

          1.2.16 Charges and credits for PIC changes ordered via an LSR will appear on the wholesale bill. As ELI places a request for a PIC change via LSR, the billing will be made on ELI account associated with each individual end user. GTE will process all PIC changes from IXCs that are received for ELI end users by rejecting back to the IXC with the ELI OCN. Detail is provided so that ELI can identify the specific charges for rebilling to their end user.

          1.2.17  CMDS.  The parties will provide for the distribution of
                  -----
                  intraLATA CMDS incollect messages and/or selected local measured service messages as follows:

                  1.2.17.1  Messages to be Screened. GTE receives CMDS I
                            -----------------------
                            transmissions containing intraLATA incollect messages from the state RBOC CMDS host each business day. Per ELI's request, GTE will screen the incollects by NPA and line number and accumulate the Collect, Third Number Billed and Credit Card (collectively called incollects) messages in a data file. The screening will be for end users who have chosen ELI as their local service provider through a Resale or Unbundled Network arrangement. The screened incollect messages and any Local Measured Service (LMS) usage will be accumulated and forwarded to ELI. The Parties will mutually agree on the frequency of the data exchange and the method of transmission (i.e., magnetic tape or direct electronic transmission). GTE will forward the screened messages in the industry standard EMR format. GTE intraLATA toll messages that are recorded by GTE and dialed on a one plus or zero plus basis are not part of this section and will not be screened.

                  1.2.17.2  Compensation.  GTE will bill ELI monthly for all
                            ------------
                            services related to the screening, accumulating, processing and transmitting of incollect messages and LMS usage, if applicable, at a reasonable and mutually agreeable charge. In addition, any message processing fee associated with ELI's incollect messages that are charged to GTE by the CMDS Host will be passed on to ELI on the monthly statement. All revenue, surcharges, taxes and any other amounts due to the CMDS Host for ELI's incollect messages will be billed on the monthly statement. It is ELI's responsibility to bill and collect all incollect and LMS amounts due from its end users. The incollect and LMS revenue amounts that are listed on the monthly invoice are payable to GTE in total. The Parties agree that the arrangement for invoicing the incollect and LMS revenue amounts due GTE is not a settlement process with ELI.

                  1.2.17.3  Administration. The Parties agree to develop a
                            --------------
                            process whereby ELI's end user information is available in a timely manner to allow GTE to build tables to screen the CMDS incollect files and LMS files on behalf of ELI.

          1.2.18  Backbilling.  GTE shall bill ELI on a timely basis.  In no
                  -----------
                  case shall GTE bill ELI for previously unbilled charges that are for more than six months prior to the current bill date.

     1.3  Order Processing.
          ----------------

          1.3.1  Order Expectations.  ELI agrees to warrant to GTE that it is a
                 -------------------
                 certified provider of telecommunications service. ELI will document its Certificate of Operating Authority on the CLEC Profile and agrees to update this CLEC Profile as required to reflect its current certification. The Parties agree to exchange and to update end user contact and referral numbers for order inquiry, trouble reporting, billing inquiries, and information required to comply with law enforcement and other security agencies of the government. The Parties also agree to exchange and to update internal order, repair and billing point of contacts. Prior to submitting an order under this Agreement, ELI shall obtain such documentation as may be required by state and federal laws and regulations.

          1.3.2 GTE shall provide ELI with a specified customer contact center for purposes of placing service orders and coordinating the installation of services. These activities shall be accomplished by telephone call or facsimile until electronic interface capability has been established. The Parties adopt the OBF LSR and DSR forms for the ordering, confirmation and billing of resale and unbundled services. The Parties adopt the OBF ASR forms for the ordering, confirmation and billing of trunk-side interconnection.

          1.3.3 GTE will process such service orders during normal operating hours, at a minimum on each Business Day between the hours of 8 a.m. to 8 p.m. Eastern Time and shall implement service orders within the same time intervals used to implement service orders for similar services for its own users.

          1.3.4 GTE will provide current GTE customer proprietary network information (name, address, telephone number and description of services provided by GTE including PIC and white page directory listing information) as provided in Article VI, Section 3. The return of customer information will be via facsimile or via electronic transmission.

          1.3.5 Transfer Between Local Service Providers - GTE will provide a displacement/out service report to a Local Service Provider
                 (LSP) whenever an end user leaves that LSP and procures service from another LSP. When an ELI end user changes to another LSP, GTE will notify ELI when such activity occurs.

2.   Maintenance Systems.

     2.1  General Overview

          2.1.1 If ELI requires maintenance for its local service customers, ELI will initiate a request for repair (sometimes referred to as a "trouble report") by calling GTE's Customer Care Repair Center. During this call, GTE service representatives will verify that the end-user is an ELI customer and will then obtain the necessary information from ELI to process the trouble report. While the ELI representatives are still on the line, GTE personnel will perform an initial analysis of the problem and remote line testing for resale services. If engineered services are involved, the call will be made to the GTE SSCC for handling. If no engineering is required and the line testing reveals that the trouble can be repaired remotely, GTE personnel will correct the problem and close the trouble report while ELI representatives are still on the line. If on-line resolution is not possible, GTE personnel will provide ELI representatives a commitment time for repair, and the GTE personnel then will enter the trouble ticket into the GTE service dispatch queue. ELI's repair service commitment times will be within the same intervals as GTE provides to its own end users. Maintenance and repair of GTE facilities is the responsibility of GTE and will be performed at no incremental charge to ELI. If, as a result of an ELI-initiated trouble report, trouble is found to be the responsibility of ELI (e.g., non-network cause) GTE will charge ELI for trouble isolation. ELI will have the ability to report trouble for its end users to appropriate trouble reporting centers 24 hours a day, 7 days a week. ELI will be assigned a customer contact center when initial service agreements are made.

          2.1.2 Repair calls to the SSCC for engineered services will be processed in essentially the same manner as those by the GTE Customer Care Center. GTE personnel will analyze the problem, provide the ELI representative with a commitment time while they are still on the line, and then place the trouble ticket in the dispatch queue.

          2.1.3 GTE then will process all ELI trouble reports in the dispatch queue along with GTE trouble reports in the order they were filed (first in, first out), with priority given to out-of-service conditions. If, at any time, GTE would determine that a commitment time given to ELI becomes in jeopardy, GTE service representatives will contact ELI by telephone to advise of the jeopardy condition and provide a new commitment time.

          2.1.4 Trouble reports in the dispatch queue will be transmitted electronically to GTE CZT service technicians who will repair the service problems and clear the trouble reports. For cleared ELI trouble reports, GTE service technicians will make a telephone call to ELI directly to clear the trouble ticket. GTE service technicians will make the confirmation call to the telephone number provided by ELI. If ELI is unable to process the call or places the GTE technician on hold, the call will be terminated. To avoid disconnect, ELI may develop an answering system, such as voice mail, to handle the confirmation calls expeditiously.

          2.1.5 GTE will provide electronic interface access to operation support systems functions which provide the capability to initiate, status and close a repair trouble ticket. GTE will not provide to ELI real time testing capability on ELI end user services. GTE will not provide to ELI an interface for network surveillance (performance monitoring).

          2.1.6 GTE will resolve repair requests by or for ELI local service customers using GTE's existing repair system in parity with repair requests by GTE end users. GTE will respond to service requests for ELI using the same time parameters and procedures that GTE uses. ELI then would call GTE's Customer Care Center or SSCC while the customers were on hold.

     2.2  Network Management Controls.

          2.2.1  Network Maintenance and Management.  The Parties will work
                 ----------------------------------
                 cooperatively to install and maintain a reliable network.

          2.2.2 Neither Party shall be responsible to the other if necessary changes in network configurations render any facilities of the other obsolete or necessitate equipment changes.

          2.2.3  Network Management Controls.  Each Party shall provide a 24-
                 ---------------------------
                 hour contact number for Network Traffic Management issues to the other's network surveillance management center. A fax number must also be provided to facilitate event notifications for planned mass calling events. Additionally, both Parties agree that they shall work cooperatively that all such events shall attempt to be conducted in such a manner as to avoid degradation or loss of service to other end users. Each Party shall maintain the capability of respectively implementing basic protective controls such as "Cancel To" and "Call Gap."

3.   Electronic Interface.  The Parties shall work cooperatively in the
     --------------------
     implementation of electronic gateway access to GTE operational support systems functions in the long-term in accordance with established industry standards and any FCC and Commission requirements.

     3.1 ELI shall have immediate access to the following OSS electronic interfaces that will provide functionality to enable ELI to service customers in an equal and non-discriminatory manner:

          3.1.1 Pre-Order functions, e.g., TN Assignment, DD Reservation, Address Validation, Product Availability, that are available on a dial-up or dedicated basis using the Secure Integrated Gateway System (SIGS).

          3.1.2 Order functions that are available on a dial-up or dedicated basis using CONNECT: Mail file transfer.

          3.1.3 Repair functions, e.g., trouble report repair functions, to allow ELI to determine status and close trouble reports.

          3.1.4 Electronic transfer of the ELI bill in electronic data 811 format.

     3.2 ELI may migrate to fully interactive system to system interconnectivity. GTE, with input from ELI and other carriers, shall provide general interface specifications for electronic access to this functionality. These specifications will be provided to enable ELI to design system interface capabilities. Development will be in accordance with applicable national standards committee guidelines. Such interfaces will be available as expeditiously as possible.

     3.3 ELI shall pay the costs and expenses for any new or modified electronic interfaces ELI requests that are unique to ELI and that GTE determines are technically feasible and GTE agrees to develop to the extent authorized by the FCC or the Commission; Provided, however, in the event that other LECs subsequently request any specific and unique interface for which GTE has previously been paid by ELI, for the first ten such LECs, GTE shall reimburse ELI for a pro rata portion of the amount previously paid by ELI, to the extent GTE is reimbursed by the LEC(s) for such interface. Costs for development of systems intended for common use by competing carriers will be assessed pursuant to the method of cost recovery authorized or established by the FCC or the Commission or based on a mutually agreed method of cost recovery.

     3.4 ELI shall be responsible for modifying and connecting any of its pre-ordering and ordering systems with GTE-provided interfaces as described in this Appendix.

4.   GTE Initiated Electronic System Redesigns.  GTE will not charge ELI when
     -----------------------------------------
     GTE initiates its own electronic system redesigns/reconfigurations.

                                  APPENDIX I
                                 SS7 SERVICES

                                  ARTICLE 1.
                                  DEFINITIONS

In addition to the definitions contained elsewhere in the Agreement to which this Appendix I is attached and made a part, for purposes of this Appendix I the
     ----------                                                   ----------
following terms shall have the following meanings.

1.1  "A" Link:  An access signaling link that connects SPs and/or SSPs to STPs.
     --------

1.2  "B" Link:  A bridge signaling link that connects two (2) sets or pairs of
     --------
     STPs, not the STPs within a mated pair, but on the same hierarchical level.

1.3  Compatibility Testing:  Certification testing performed by representatives
     ---------------------
     of GTE and ELI to ensure proper interconnection of CCS network facilities for accurate transmission of system signals and messages. This certification testing shall be performed in accordance with the following ANSI documents:

     T1.234 Telecommunications - Signaling System Number 7 (SS7) - MTP Levels 2 and 3 Compatibility Testing (ATIS)
     T1.235 Telecommunications - Signaling System Number 7 (SS7) - SCCP Class 0 Compatibility Testing (ATIS)
     T1.236 Telecommunications - Signaling System Number 7 (SS7) - ISDN User Part Compatibility Testing (ATIS)

1.4  Service:  The service described in Article 2 of this Appendix.
     -------

1.5  Signaling Link:  An end-to-end high-capacity data link (56 kbps) that
     --------------
     transmits supervision and control signals from one network SS7 node to another in a CCS network. The link type identifies the functionality of the signaling link sets. The two link types associated with the Service are "A" Links and "B" Links.

1.6  Signaling Point Code (SPC):  A code that identifies the Signaling Point
     --------------------------
     address in the CCS network. Signaling Point Codes consist of three (3) segments of three (3) digits each, identifying the network ID, network cluster, and cluster member, respectively.

1.7  Signaling Point of Interface (SPOI):  The point at which GTE hands off
     -----------------------------------
     signaling information to ELI.

                                  ARTICLE 2.
                              SERVICE DESCRIPTION

2.1  Provision.  Subject to the terms and conditions of this Appendix, GTE
     ---------
     agrees to provide the Service to ELI.

2.2  Interconnection.  This Agreement is for ELI's interconnection with GTE at
     ---------------
     GTE's __________ STPs to support local exchange services. ELI shall not submit signaling messages in support of interexchange services.

2.3  Service.  The "Service" consists of the following:
     -------

     (a) Interconnection of GTE's CCS/SS7 network to ELI's CCS/SS7 network is via an "A" Link connection between ELI's SP or SSP and GTE's STP. The "A" Link connection is made by a dedicated 56 kbps channel between the SP or SSP and the STP. Any connection from an SSP or an SP to an STP pair will have a link to each individual STP (i.e., two (2) links). ELI and GTE shall mutually agree upon the location of the SPOI.

     (b) Interconnection of GTE's CCS/SS7 network to ELI's CCS/SS7 network via a "B" Link connection between ELI's STPs and GTE's STPs. The "B" Link connection is a dedicated 56 kbps channel. Connections between two
          (2) pairs of STPs will have four (4) connections; i.e., one (1) link from each individual STP to each individual STP. ELI and GTE shall mutually agree upon the location of the SPOI.

     (c) Local and IntraLATA call set-up signaling, allowing ELI to use the out-of-band trunk signaling provided by GTE's CCS/SS7 network to carry its calls on the intraLATA toll network.

     (d) The Service shall include access to: (1) all switching systems served by a given STP which have been converted to SS7 signaling, including switching systems owned by other local service providers; (2) databases directly connected to a given STP, with the exception of 800/888 databases which can be accessed through any STP; (3) other local service provider STPs on an intraLATA basis; and (4) other Third Party local service provider STPs on an intraLATA basis.

     (e) It is the responsibility of ELI to populate the "privacy indicator" portion of all SS7 signaling messages forwarded to GTE's network. GTE agrees to deliver the information forwarded by ELI in the SS7 signaling message. ELI, by entering into this Agreement, agrees to deliver "privacy indicator" information forwarded by GTE in its signaling message.

     (f) ELI acknowledges that call set-up times may be greater when ELI employs intermediate access tandems (IATs) in its network.

     (g) If selected on the order form attached to this Appendix, the Service shall also include IXC call set-up signaling service (ISUP) as described in Article 2.4 of this Appendix. Additional charges as set forth in Exhibit A shall apply.

2.4  ISUP Service Charge.  This is an optional service that allows ELI to
     -------------------
     utilize SS7 signaling to an SS7 capable interexchange carrier (IXC) for Feature Group D access service and other intraLATA interexchange services. The ISUP service is a monthly charge.

     (a) The rate for ISUP signaling is per connection in situations when GTE does not provide any underlying call messages for ELI on GTE's network trunks. The rate for ISUP signaling is shown in Exhibit A.

     (b) Where GTE has a mated pair of STPs and has CCS/SS7 interconnection facilities to an IXC within the same LATA, for interexchange telecommunications services, GTE shall provide call set-up signaling between ELI and the IXC.

     (c) ELI agrees to provide to GTE such information as deemed necessary by GTE for network planning in connection with this offering and as may be requested by GTE from time to time.

     (d) ELI must provide the Signaling Point Codes of the IXCs for which it is providing call setup via GTE's SS7 signaling network, so that GTE screening and translation tables can be updated.

2.5  Technical Specifications.  The technical specifications for the Services
     ------------------------
     described above are defined in Bellcore TR-TSV-000905. GTE will provide SS7 via OR-394-SS7 and/or OR-317-SS7 format(s).

2.6  Other Services.  If ELI desires to order SS7-related services other than
     --------------
     the Service, such services will be governed by separate agreements.

2.7  Applicable Traffic.  The Service applies to the traffic of ELI and its
     ------------------
     subtending LECs only. ELI must provide GTE with thirty (30) calendar days' written notice and a letter of agency before the traffic of any party other than ELI or its subtending LECs may be transmitted through ELI's facilities on to GTE's SS7 network.

                                  ARTICLE 3.
                            MANNER OF PROVISIONING

3.1  Link Facilities.  The link facilities to GTE STPs in the same LATA can be
     ---------------
     either:

     (a) "A" Link sets from ELI's SP or SSP. A minimum of two (2) links is required, one (1) from the SP or SSP to each STP; or,

     (b) "B" Link sets from ELI's STPs that are connected to GTE's mated pairs of STPs. A minimum of four (4) links is required between the two (2) pairs of STPs.

3.2  Port Termination.  An STP port termination is required for each 56 kbps
     ----------------
     access link utilized for the Service. STP locations are set forth in the National Exchange Carrier Association, Inc. (NECA) Tariff, F.C.C. No. 4.

3.3  Signaling Point Codes.  GTE shall install all applicable Signaling Point
     ---------------------
     codes for each signaling link at each of GTE's interconnecting STPs.

3.4  Protocol.  GTE shall provision the Service in accordance with ANSI T1.226
     --------
     Telecommunications - Operations, Administration, Maintenance, and Provisioning (OAM&P) -Management of functions for Signaling System No. 7
     (SS7) Network Interconnections (ATIS) with the exception of references to OMAP protocol elements. The Service cannot be established until Compatibility Testing has been successfully completed between ELI and GTE.

3.5  56 kbps Channel.  Unless ELI elects to provide such links, GTE shall
     ---------------
     provide two (2) or four (4) 56 kbps circuits as link facilities at rates set forth in Article 4 herein. If approved by GTE, ELI may utilize a 56 kbps channel of an intraLATA DS1 (1.544 mbps) facility, which is in place at the time of ordering, as an "A" Link or a "B" Link, for the STP access connection between the SPOI and GTE's STP. WHEN THIS OPTION IS CHOSEN, ELI UNDERSTANDS AND ACCEPTS THAT THE SERVICE PERFORMANCE STANDARDS AS OUTLINED IN BELLCORE DOCUMENT TR-TSV-000905 MAY NOT BE MET IN THE PROVISION OF THE TOTAL SERVICE. If such a channel is not utilized, ELI must order DS1 (1.544 Mbps) service.

3.6  Multiplexing.  Where technically required, GTE shall provide multiplexing
     ------------
     arrangements to ELI at no charge.

3.7  Diversity.  Where technically feasible and not unreasonably economically
     ---------
     burdensome, GTE agrees to allow interoffice and intraoffice diversity.

                                  ARTICLE 4.
                               RATES AND CHARGES

4.1  Payment.  ELI agrees to pay to GTE for the Service at the rates and charges
     -------
     set forth in Exhibit A attached to this Appendix and made a part hereof.

4.2  Period.  Subject to Article 4.3 below, the rates and charges shall remain
     ------
     in effect and are firm for a period of twelve (12) months from the effective date of this Appendix. Thereafter, GTE shall give ELI sixty (60) calendar days' notice of any price change. If the new prices are not acceptable to ELI, ELI may terminate this Appendix upon thirty (30) calendar days' advance written notice without penalties for either Party.

4.3  Rate Basis.  The rates are based upon rates and charges reflected in GTE's
     ----------
     approved CCS/SS7 interconnection tariffs. To the extent that tariff rates are adjusted, rates and charges for similar rate elements in this Appendix will be adjusted accordingly on the date the new tariff rates become effective. If a state or federal regulatory agency requires, or GTE elects, to offer the Service by tariff, the tariff shall supersede this Appendix. If the Service becomes tariffed, ELI has the right to terminate this Appendix upon sixty (60) calendar days' advance written notice effective on the effective date of such tariff, without penalty to either Party.

4.4  Mileage.  Mileage is calculated on the airline distance between the
     -------
     locations involved, using the V&H coordinates method, as set forth in the National Exchange Carrier Association, Inc. Tariff, F.C.C. No. 4.

4.5  Rates and Charges.  Rates and charges for each component of the Service are
     -----------------
     described as follows:

     (a) "A" Link connection - Charges for the "A" Link connection to GTE's CCS/SS7 network consist of the STP port termination charges.

          (1) The STP port termination charges are for the termination of a 56 kbps channel at each STP from ELI's SSP or SP.

          (2)  ELI will lease facilities between its SSPs/SPs and GTE's STPs.

     (b) "B" Link connection - Charges for the "B" Link connection to GTE's CCS/SS7 network consist of the STP port termination charges.

          (1) The STP port termination charges are for the termination of a 56 kbps channel at each STP from ELI's STPs.

          (2) ELI and GTE shall mutually agree upon the rates for "B" Link interconnections within thirty (30) calendar days of the execution of this Agreement.

     (c) STP Interconnection nonrecurring charge - STP interconnection nonrecurring charge shall apply for each "A" Link and "B" Link interconnection to GTE's SS7 network.

4.6  Rearrangement.  Charges for rearrangement of the Service that are not
     -------------
     specifically addressed will be determined by GTE on an individual case basis.

4.7  Applicable Traffic.  The rates apply only to the traffic of ELI and its
     ------------------
     subtending LECs. Any traffic from any other party will be subject to additional charges.

                                  ARTICLE 5.
                             ORDERING THE SERVICE

5.1  Order.  To order the Service, ELI shall submit a completed CCS/SS7 Order
     -----
     Form to GTE. ELI may change its Service order by submitting a new Order Form which shall be effective when executed by both Parties. Service shall be implemented for ELI thirty (30) calendar days after the execution of this Agreement by both Parties.

5.2  Port Terminations.  GTE shall reserve STP port terminations only upon
     -----------------
     receipt of a fully executed copy of this Agreement and the Order Form referred to in this Appendix. GTE shall reserve ports on a first come, first served basis. Should ELI fail to use a port within sixty (60) Business Days of availability, GTE may reassign the port and, ELI must resubmit an Order Form for interconnection.

                                  ARTICLE 6.
                            RESPONSIBILITIES OF GTE

6.1  Managing the Network.  GTE is responsible for managing the network provided
     --------------------
     by GTE as part of the Service and applying protective controls which it can invoke as a result of occurrences including, but not limited to, failure or overload of GTE or ELI facilities due to natural disasters, mass calling or national security demands.

6.2  Performance Standards.  GTE is responsible for meeting service performance
     ---------------------
     standards as outlined in Bellcore TR-TSV-000905 except as otherwise provided herein.

6.3  Invoice.  GTE shall include with the monthly invoice such data GTE and ELI
     -------
     mutually agree is necessary for ELI to verify the accuracy of the billing it receives from GTE for the Service.

                                  ARTICLE 7.
                            RESPONSIBILITIES OF ELI

7.1  Signaling Link.  ELI shall provision the signaling links from its premises
     --------------
     to the SPOIs in a manner technically compatible to the GTE network.

7.2  Privacy Indicator.  ELI shall populate the "privacy indicator" portion of
     -----------------
     the CCS/SS7 initial address message forwarded to GTE's network for call processing.

7.3  Accuracy of Information.  ELI shall verify the accuracy of information
     -----------------------
     provided by ELI concerning the Service ordered by ELI.

7.4  Forecast.  ELI shall furnish to GTE, at the time the Service is ordered and
     --------
     annually thereafter, an updated three year forecast of usage for the 56 kbps channel and the STP port termination for each STP pair. The forecast shall include total annual volume and busy hour busy month volume. GTE shall utilize the forecast in its own efforts to project further facility requirements.

7.5  Changes.  ELI agrees to inform GTE in writing at least thirty (30) Business
     -------
     Days in advance of any change in its use of the Service that alters by ten percent (10%) or more for any thirty (30) day period the volume of signaling transactions to be forwarded to GTE's CCS/SS7 network. ELI will provide the reason for the change in volume by individual SS7 service.

                                  ARTICLE 8.
                             SIGNALING POINT CODES

8.1  Interconnection.  ELI may utilize either the GTE CCS/SS7 network SPC or its
     ---------------
     own SPC for interconnection purposes when interconnecting its SPs or SSPs at the "A" Link level. ELI shall utilize its own SPC when interconnecting its STP at the "B" Link level. ELI agrees to obtain its own initial SPC if it has short or long range plans to provide its own STPs.

8.2  SPC.  When the SPC is utilized, GTE shall be responsible for ELI code
     ---
     assignment. When ELI obtains its own SPC, ELI shall be responsible for code assignments and shall be responsible for notifying GTE and other CCS/SS7 network providers of such assignments.

8.3  SPC Change.  Due to the complexities and potential ELI signaling network
     ----------
     downtime required for changing working SPCs, ELI agrees to give GTE a written notice of an SPC change as soon as possible but no later than thirty (30) Business Days prior to the effective date of the SPC change.

                                  ARTICLE 9.
                                MONTHLY BILLING

Billing statements shall be rendered monthly by GTE to ELI. The monthly charge shall be the total of all monthly rate element charges associated with the Service. Payment to GTE for bills rendered to ELI shall be due thirty (30) calendar days after receipt of the invoice and ELI agrees to pay all billed amounts. Beginning the day after the due date of the bill, interest charges of twelve per cent (12%) per annum or the maximum allowed by law, whichever is less, shall be added to ELI's bill. Payments shall be applied to the oldest outstanding amounts first.

                                  ARTICLE 10.
                         LIABILITY AND INDEMNIFICATION

10.1  Release from Liability.  Each Party releases the other from any liability
      ----------------------
      for loss or damage arising out of errors, interruptions, defects, failures, delays, or malfunctions of the Service, including any and all associated equipment and data processing systems, not caused by gross negligence or willful misconduct. Any losses or damages for which either Party is held liable under this Agreement shall in no event exceed the amount of the charges for the Service during the period beginning at the time notice of the error, interruption, defect, failure, or malfunction is received, to the time Service is restored.

10.2  Limitation of Liability.  IN ADDITION TO THE LIMITATION OF LIABILITY SET
      -----------------------
      FORTH AT SECTION 24.4 OF ARTICLE III OF THE AGREEMENT, NEITHER PARTY SHALL BE LIABLE FOR ANY LOSS OF REVENUE OR PROFIT OR FOR ANY LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT OR OUT OF THE USE OF THE CCS OR ANY OF THE SERVICES PROVIDED UNDER THIS AGREEMENT THAT IS SUFFERED BY THE OTHER PARTY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING WITHOUT LIMITATION NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE AND WHETHER OR NOT INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE. NEITHER PARTY SHALL BE LIABLE FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

10.3  Third Parties.  Each Party agrees to release, defend, indemnify, and hold
      -------------
      harmless the other Party from and against any and all losses, damages, or other liability, including reasonable attorneys' fees, that it may incur as a result of claims, demands, wrongful death actions, or other suits brought by third parties, arising out of the use of the Service and resulting from the gross negligence or willful misconduct by the indemnifying Party, its employees, agents, or contractors in the performance of this Agreement. In addition, to the extent that the Parties' interests do not conflict, ELI shall defend GTE against all end users' claims just as if ELI had provided such service to its end users with its own employees. In any event, ELI shall assert its tariff limitation of liability for the benefit of both GTE and ELI.

10.4  Infringement.  Each Party agrees to release, defend, indemnify, and hold
      ------------
      harmless the other Party from and against any claim, demands or suit that asserts any infringement or invasion of privacy or confidentiality of any person(s), caused or claimed to be caused, directly or indirectly, by the indemnifying Party's employees or equipment associated with provision of the Service. This includes, but is not limited to, suits arising from disclosure of any customer-specific information associated with either the originating or terminating numbers used to provision the Service.

10.5  No Warranties.  IN ADDITION TO THE DISCLAIMER SET FORTH AT SECTION 24.3 OF
      -------------
      ARTICLE III OF THE AGREEMENT, NEITHER GTE NOR ELI MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER OR TO ANY Third Party CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES PROVIDED UNDER OR IN CONNECTION WITH THIS APPENDIX, THAT THE SERVICES PROVIDED UNDER THIS APPENDIX WILL BE ERROR FREE OR THAT THE FACILITIES WILL OPERATE WITHOUT INTERRUPTION. GTE AND ELI DISCLAIM, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR FROM USAGES OF TRADE.

                                  ARTICLE 11.
                             RESERVATION OF RIGHTS

11.1  Rights Reserved.  By entering into this Appendix to the Agreement, neither
      ---------------
      Party waives, releases or compromises any rights it may have to argue, in any federal or state regulatory proceeding (or in any judicial appeal following such a proceeding), in support of, or in opposition to any position, including but not limited to: (a) Accounting for deregulated (or detariffed) data base services; (b) removal from regulated accounts of expenses and investment associated with deregulated (or detariffed) data base services; and (c) any other issue pertinent to regulation or deregulation of costs which were, are now, or may in the future be, associated with the provisions of data base services. Each Party expressly reserves all its rights in connection with such matters.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their authorized representatives.

For GTE:                                     For ELI:

GTE NORTHWEST INCORPORATED                   ELECTRIC LIGHTWAVE, Inc.



______________________________________       ___________________________________
(Signature of Authorized Agent)              (Signature of Authorized Agent)


______________________________________       ___________________________________
(Printed Name of Authorized Agent)           (Printed Name of Authorized Agent)
Connie Nicholas
      Assistant Vice President
      Wholesale Markets-Interconnection

______________________________________       ___________________________________
(Title)                                      (Title)


______________________________________       ___________________________________
(Date)                                       (Date)

                                   EXHIBIT A

                               RATES AND CHARGES
                            for Interconnection at

GTE's _____________ STP's

                                                                 Rates & Charges
                      Rate Element                     Nonrecurring      Monthly
--------------------------------------------------------------------------------

1.   STP Port Termination for an "A" Link
     Per Port                                               See Tariffed Rates

2.   STP Port Termination for a "B" Link
     Per Port                                               See Tariffed Rates

3.   56 Kbps Digital Facility
     Dedicated Switched Access Transport
     Per Airline Mile                                       See Tariffed Rates

4.   56 Kbps Dedicated Switched Access Line                 See Tariffed Rates

5.   1.544 Mbps (DS1) High Capacity Digital Facility        See Tariffed Rates
     Dedicated Switched Access Transport
     Per Airline Mile                                       See Tariffed Rates

6.   1.544 Mbps (DS1) Dedicated Switched
     Access Line                                            See Tariffed Rates

7.   Facility Charge for "B" Links                          See Tariffed Rates

8.   ISUP Charge per Interconnection                        See Tariffed Rates

8.1  For ISUP Service an additional SCP charge shall apply per interconnection.

                                  APPENDIX J
                           POLE ATTACHMENT AGREEMENT


This Appendix is intentionally left blank. The Parties agree to negotiate the terms and conditions of this Appendix and to amend this Agreement accordingly.

                                  APPENDIX K
                          CONDUIT OCCUPANCY AGREEMENT


This Appendix is intentionally left blank. The Parties agree to negotiate the terms and conditions of this Appendix and to amend this Agreement accordingly.

                                  APPENDIX L
                 RECIPROCAL COMPENSATION FOR CALL TERMINATION
                      WHEN ELI USES GTE UNBUNDLED PORTS,
                      LOCAL SWITCHING & SHARED TRANSPORT

This Appendix is intentionally left blank. At such time as ELI desires to obtain unbundled ports, local switching, and shared transport from GTE, the Parties agree to negotiate the terms and conditions of this Appendix and to amend this Agreement accordingly. ELI shall not obtain unbundled ports, local switching, and shared transport from GTE until such amendment is effective.

                                 APPENDIX 37A
                             PERFORMANCE MEASURES

                           GTE PERFORMANCE MEASURES

PRE-ORDERING/ORDERING/PROVISIONING

--------------------------------------------------------------------------------------------------------
Measure No.        Obligation       Data Level       Measurement           Quality Standard
--------------------------------------------------------------------------------------------------------
1                  GTE              National         Prompt                85% of CSR's sent to CLEC by
                                                     transmission          the close of business on
                                                     of Customer           business day following
                                                     Service Record        receipt of request
                                                     (CSR)
                                                     Information
--------------------------------------------------------------------------------------------------------

2                  GTE              National         Prompt                85% of LSC's sent to CLEC by
                                                     transmission          the close of business on
                                                     of Local              business day following
                                                     Service               receipt of request
                                                     Confirmation
                                                     (LSC)
--------------------------------------------------------------------------------------------------------

3                  GTE              State            Due Date              Percent of CLEC customers
                                                     commitments met       install, transfer, and change
                                                                           service orders for which
                                                                           service is installed by close
                                                                           of business on the committed
                                                                           due date is not more than
                                                                           2.5% below the percent of GTE
                                                                           customers install, transfer,
                                                                           and change service orders
--------------------------------------------------------------------------------------------------------

4                  GTE              State            % reporting           Percent of CLEC customers
                                                     trouble within        install, transfer, and change
                                                     30 days of the        Designed service orders which
                                                     date installed        are followed by a customer
                                                                           trouble report

                                     37A-1

--------------------------------------------------------------------------------------------------------
Measure No.        Obligation       Data Level       Measurement           Quality Standard
--------------------------------------------------------------------------------------------------------
                                                      - Designed           within 30 days of service
                                                                           order completion date is
                                                                           not more than 2.5% worse than
                                                                           the percent GTE customers
                                                                           install, transfer, and change
                                                                           Designed service orders which
                                                                           are followed by a customer
                                                                           trouble report within 30 days
                                                                           of service order completion
--------------------------------------------------------------------------------------------------------

5                  CLEC             National         Service Order         80% of LSR's initiated by
                                                     discrepancy:          CLEC do not contain an order
                                                     LSR's issued          discrepancy or error: 90% in
                                                     without               12 months. Final target - 95%
                                                     material errors
--------------------------------------------------------------------------------------------------------

6                  GTE              National         Average speed         80% of the time GTE will
                                                     of answer per         answer within 20 seconds
                                                     inquiry by
                                                     GTE's call
                                                     center within
                                                     20 seconds
--------------------------------------------------------------------------------------------------------
INTERCONNECTION
--------------------------------------------------------------------------------------------------------
Measure No.        Obligation       Data Level       Measurement           Quality Standard
--------------------------------------------------------------------------------------------------------
1                  GTE              State            Trunk orders          Percent of CLEC trunk orders
                                                     completed on          completed by GTE on or before
                                                     or before the         the commitment date is not
                                                     Committed Due         more than 10% below the
                                                     Date                  percent of FG B/D Switched

                                     37A-2

--------------------------------------------------------------------------------------------------------
Measure No.      Obligation       Data Level       Measurement      Quality Standard
--------------------------------------------------------------------------------------------------------
                                                                    access orders by all ordering
                                                                    companies completed by GTE on
                                                                    or before the com mitment date
--------------------------------------------------------------------------------------------------------

2                GTE              National         Firm Order       Percent of CLEC trunk orders
                                                   Confirmation     completed by GTE on or before
                                                   (FOC) on time    the commitment date is not
                                                   delivery         more than 5% below the
                                                                    percent of FG B/D Switched
                                                                    access by all ordering
                                                                    companies for which GTE sends
                                                                    FOC (within 5 days, or longer,
                                                                    as requested by CLEC)
--------------------------------------------------------------------------------------------------------
3* Note: Can     CLEC             National         Service Order    80% of ASR's initiated by
 not report on                                     discrepancy:     CLEC do not contain material
 this measure                                      ASR's issued     error or result in
 until end of                                      without          discrepancy; 90% in 12
 2nd QTR 1998.                                     material errors  months. Final target 95%
--------------------------------------------------------------------------------------------------------

                                     37A-3

                              MAINTENANCE/REPAIR

--------------------------------------------------------------------------------------------------------
Measure No.        Obligation       Data Level       Measurement           Quality Standard
--------------------------------------------------------------------------------------------------------
1                  GTE              State            Percent               Percent of CLEC customers
                                                     Commitments Met       Network trouble reports where
                                                                           commitment was met more than
                                                                           2.5% worse than the percent of
                                                                           GTE's customer Network trouble
                                                                           reports where commitment was
                                                                           met (excluding reports which
                                                                           are cleared CPE, CLEC
                                                                           customers error)
--------------------------------------------------------------------------------------------------------

2                  GTE              State            Average               Average repair time (total
                                                     clearing time         number of elapsed hours/
                                                     - Out of              minutes for OOS CLEC customers
                                                     Service (OOS)         Network trouble reports
                                                     - Designed            divided by  total number OOS
                                                                           customer Network trouble
                                                                           reports) for CLEC customers is
                                                                           more than 10% of the average
                                                                           repair time for GTE customers
                                                                           (includes only "Designed"
                                                                           services)
--------------------------------------------------------------------------------------------------------

3                  GTE              State            Average               Average repair time (total
                                                     clearing time         number of elapsed
                                                     - Out Of              hours/minutes for OOS CLEC
                                                     Service (OOS)         customers Network trouble
                                                     - Non-Designed        reports divided by total
                                                                           number OOS customer Network
                                                                           trouble reports) for CLEC
                                                                           customers is more than 10% of
                                                                           the average repair time for
                                                                           GTE customers (includes only

                                     37A-4

--------------------------------------------------------------------------------------------------------
Measure No.        Obligation       Data Level       Measurement           Quality Standard
--------------------------------------------------------------------------------------------------------
                                                                           POTS and circuits which do not
                                                                           require a design)
--------------------------------------------------------------------------------------------------------

4                  GTE              State            Percent               Percent of CLEC customers
                                                     reports per           making trouble reports (total
                                                     100 (Failure          number of CLEC customers
                                                     Frequency)            Network trouble reports
                                                                           divided by the total access
                                                                           lines multiplied by 100) is
                                                                           not worse than .5 percent
                                                                           points of the percentage of
                                                                           GTE customers making trouble
                                                                           reports
--------------------------------------------------------------------------------------------------------

5                  GTE              National         Average speed         80% of the time GTE will
                                                     of answer per         answer within 20 seconds
                                                     inquiry by
                                                     GTE's call
                                                     center within
                                                     20 seconds
 --------------------------------------------------------------------------------------------------------

6                  GTE              State            Percent repeat        Percent of CLEC customers
                                                     reports in 30         repeat trouble reports (total
                                                     days                  number of CLEC customers
                                                                           Network trouble reports  which
                                                                           had a previous Network trouble
                                                                           report within the last 30 days
                                                                           divided by the total of
                                                                           customer Network trouble
                                                                           reports multiplied by 100) is
                                                                           not more than 2.5% worse than
                                                                           the percent of GTE customers
                                                                           repeat trouble reports
--------------------------------------------------------------------------------------------------------

                                     37A-5

Note: Outage Credits: Local Service and Unbundled Network Elements: Outage Credits apply to interruptions of Local Services and Unbundled Network Elements in accordance with applicable Commission requirements. If a Local Service or Unbundled Network Element is interrupted, ELI will be entitled to outage credits. An interruption period begins when ELI reports to GTE that a Local Service or Unbundled Network Element is interrupted (or GTE has knowledge that an interruption has occurred through service monitoring or other means). An interruption period ends when the Local Service is repaired and returned to ELI. A Local Service or Unbundled Network Element is considered to be interrupted when there has been a loss of continuity, the Local Service or Unbundled Network Element does not operate in accordance with the applicable service standards, or it is otherwise unavailable for use by ELI. This definition is not intended to conflict with Commission requirements.

                                     37A-6

                                    BILLING

----------------------------------------------------------------------------------------------------
Measure No.    Obligation     Data Level      Measurement        Quality Standard
----------------------------------------------------------------------------------------------------
1              GTE            National        Timeliness:        GTE agrees to make an initial
                                              Percentage of      assessment of it's capability to
                                              Service Order      measure the percent of dollar
                                              related Monthly    amount due for service orders
                                              recurring and      billed in the current billing
                                              Non recurring      period in which the service order
                                              charges billed     was completed. Quality Standard to
                                              within 30 days     be determined.
                                              from the LSR
                                              effective date.
----------------------------------------------------------------------------------------------------

2              GTE            National        Timeliness:        GTE agrees to make an initial
                                              Percentage of      assessment of it's capability to
                                              IntraLata toll     measure the percent of dollar
                                              charges billed     amount due for Usage charges
                                              within 90 days     billed within 90 days from the
                                              from the date      date the service was rendered.
                                              the call was       Quality Standard to be determined.
                                              recorded.
----------------------------------------------------------------------------------------------------

3              GTE            National        Accuracy:          GTE agrees to make an initial
                                              Percent of         assessment of it's capability to
                                              wholesale          measure the percent of total Net
                                              charges billed     dollars accurately billed,
                                              accurately.        excluding bill correcting
                                                                 adjustments resulting from CLEC's
                                                                 inaccurate LSR's. Quality Standard
                                                                 to be determined.
----------------------------------------------------------------------------------------------------

4              GTE            National        Timeliness:        GTE agrees to make an initial
                                              Percentage of      assessment of it's capability to
                                              adjustments        measure the percent of all
                                              posted to the      corrections and adjustments made

                                     37A-7

----------------------------------------------------------------------------------------------------
Measure No.    Obligation     Data Level      Measurement        Quality Standard
----------------------------------------------------------------------------------------------------
                                              customers          within agreed time frames. Quality
                                              wholesale bill     Standard to be determined.
                                              within 60 days
                                              from receipt of
                                              a Billing
                                              Inquiry form.
----------------------------------------------------------------------------------------------------

5              GTE            National        Customer Usage     GTE's initial service performance
                                              Data:              threshold will be 94% of all
                                              Timeliness:        messages delivered within 6 days
                                              Delivery of all    from when the message was recorded
                                              messages           by GTE.
                                              delivered within
                                              5 days of when
                                              the message was
                                              recorded
----------------------------------------------------------------------------------------------------

6              GTE            National        Customer Usage     GTE's service delivery threshold
                                              Data: Accuracy     will be established at 99% of
                                              of transmitted     recorded Usage data correctly
                                              customer Usage     transmitted to CLEC.
                                              data
----------------------------------------------------------------------------------------------------
                                  FORECASTING
----------------------------------------------------------------------------------------------------
Measure No.    Obligation     Data Level      Measurement        Quality Standard
----------------------------------------------------------------------------------------------------
1              CLEC           State           Service Units      Volume of CLEC's Service Units
                                              requirements       requirements in a month is not
                                              accurately         greater than 10% below the amount
                                              forecast all       forecast by CLEC in it's most
                                              volumes for each   recent quarterly forecast (which
                                              month contained    shall have been made not later
                                              in the quarterly   than 30 days prior to the quarter
                                              report.            in question)
----------------------------------------------------------------------------------------------------

                                     37A-8

                                 APPENDIX 46A
                                  AT&T TERMS

The rates, terms, and conditions referred to in this Appendix 46A are effective and replace or supplement the correlative rates, terms, and conditions set forth in the "GTE Terms" listed in Appendix 46B, as and when provided by Article III,
Section 46, of this Agreement, and only until, as long as, and under the conditions prescribed by Article III, Section 46.

The following rates in Appendix 9 to Attachment 14 of the AT&T Agreement will apply instead of the rates in Appendix F of this Agreement:

1.   Local Loops
          2 Wire Analog Voice Grade Loop                               $   15.00
          4 Wire Analog Voice Grade Loop                               $   30.00
          2 Wire Digital Loop                                          $   15.00
          4 Wire Digital Loop                                          $   30.00
          DS-1 Loop                                                    $   87.37
          DS-3 Loop                                                    $  363.42

2.   Local Switching (must purchase port)
       Ports
          2 Wire Analog Line Port                                      $    1.14
          2 Wire ISDN Digital Line Port                                $    6.09
          DS-1 Digital Trunk Port                                      $   78.24

       Local Switching                                                 $0.001463

     Vertical Features                      See Attached

3.   Dedicated Transport
       CLEC Dedicated Transport
          2 Wire Voice                                                 $   15.00
          4 Wire Voice                                                 $   30.00
          DS1 Standard 1st System                                      $   87.37
          DS1 Standard Add'l System                                    $   87.37
          DS3 Optical Interface                                        $  363.42
       Multiplexing
          DS1 to Voice Multiplexing                                    $  212.76
          DS3 to DS1 Multiplexing                                      $  203.54

       Interoffice Dedicated Transport
          Voice Facility Per ALM                                       $     .08
          Voice Facility Termination                                   $   19.74
          DS1 Facility Per ALM                                         $     .85
          DS1 Per Termination                                          $   37.94
          DS3 Facility Per ALM                                         $   10.19
          DS3 Per Termination                                          $  253.13

                                     46A-1

                      OREGON UNBUNDLED VERTICAL FEATURES

---------------------------------------------------------------------------------------------
               VERTICAL FEATURES                                    (Subject to Availability)
---------------------------------------------------------------------------------------------
Three Way Calling                                    $/line/month                       $0.12
---------------------------------------------------------------------------------------------
Call Forwarding Variable                             $/line/month                       $0.12
---------------------------------------------------------------------------------------------
Call Waiting                                         $/line/month                       $0.11
---------------------------------------------------------------------------------------------
Automatic Callback                                   $/line/month                       $0.24
---------------------------------------------------------------------------------------------
Calling Number Delivery                              $/line/month                       $0.08
---------------------------------------------------------------------------------------------
Calling Number Delivery Blocking                     $/line/month                       $0.00
---------------------------------------------------------------------------------------------
Distinctive Ringing / Call Waiting                   $/line/month                       $0.08
---------------------------------------------------------------------------------------------
Customer Originated Trace                            $/line/month                       $0.91
---------------------------------------------------------------------------------------------
Selective Call Rejection                             $/line/month                       $1.28
---------------------------------------------------------------------------------------------
Selective Call Forwarding                            $/line/month                       $0.62
---------------------------------------------------------------------------------------------
Call Forwarding Variable CTX                         $/line/month                       $0.12
---------------------------------------------------------------------------------------------
Call Forwarding Busy Line                            $/line/month                       $0.25
---------------------------------------------------------------------------------------------
Call Forwarding Don't Answer All Calls               $/line/month                       $0.18
---------------------------------------------------------------------------------------------
Call Waiting Originating                             $/line/month                       $0.11
---------------------------------------------------------------------------------------------
Call Waiting Terminating                             $/line/month                       $0.11
---------------------------------------------------------------------------------------------
Three Way Calling CTX                                $/line/month                       $0.12
---------------------------------------------------------------------------------------------
Call Transfer Individual All Calls                   $/line/month                       $0.31
---------------------------------------------------------------------------------------------
Speed Calling Individual 1-Digit                     $/line/month                       $0.06
---------------------------------------------------------------------------------------------
Speed Calling Individual 2-Digit                     $/line/month                       $0.06
---------------------------------------------------------------------------------------------
Call Hold                                            $/line/month                       $0.05
---------------------------------------------------------------------------------------------
Call Pick-up                                         $/line/month                       $0.06
---------------------------------------------------------------------------------------------
Preferential Multiline Hunting                       $/line/month                       $0.05
---------------------------------------------------------------------------------------------
Teen Service                                         $/line/month                       $0.08
---------------------------------------------------------------------------------------------
Last Number Redial                                   $/line/month                       $0.24
---------------------------------------------------------------------------------------------
Warm Line                                            $/line/month                       $0.07
---------------------------------------------------------------------------------------------
Calling Name Delivery                                $/line/month                       $0.17
---------------------------------------------------------------------------------------------

                                     46A-2